LUTHERAN BROTHERHOOD
                       FAMILY OF FUNDS

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         Box with picture of a Leaf, Tree and Acorn
                Growth Income Stability

                        Annual Report
                       October 31, 1995

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                       Lutheran
                       Brotherhood
                       Securities Corp.





                                             3100 Multifoods Tower
                                             33 South Sixth Street
                                        Minneapolis, MN 55402-3795
                                   Price Waterhouse Logo Goes here
------------------------------------------------------------------
Price Waterhouse LLP


               Report of Independent Accountants

To the Trustees and Shareholders of the
Lutheran Brotherhood Family of Funds

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Lutheran Brotherhood Opportunity Growth Fund, Lutheran Brotherhood World Growth Fund, Lutheran Brotherhood Fund, Lutheran Brotherhood High Yield Fund, Lutheran Brotherhood Income Fund, Lutheran Brotherhood Municipal Bond Fund and Lutheran Brotherhood Money Market Fund (constituting the Lutheran Brotherhood Family of Funds) at October 31, 1995, the results of each of their operations for the year then ended or period indicated, the changes in each of their net assets for the year or period ended October 31, 1995 and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1995 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.


/s/Price Waterhouse LLP

December 11, 1995


Lutheran Brotherhood Opportunity Growth Fund
Portfolio of Investments
October 31, 1995

  Shares                                                  Value
-----------                                           ----------------
               COMMON STOCKS - 89.7% (a)
               Automotive - 1.9%
    129,500    MascoTech, Inc.                        $  1,327,375
    136,900    Tower Automotive, Inc.                    1,882,375     (b)
                                                      ------------
                                                         3,209,750
                                                      ------------
               Computer Software - 12.7%
    191,300    Cheyenne Software, Inc.                   3,993,388     (b)
     44,900    Cooper & Chyan
                  Technology, Inc.                         634,213     (b)
     28,500    Hyperion Software Corp.                   1,403,625     (b)
    164,200    Inference Corp.                           1,990,925     (b)
    215,600    Intersolv, Inc.                           3,395,700     (b)
    150,300    MySoftware Company                        1,580,498     (b)
    123,200    Ovid Technologies, Inc.                   1,108,800     (b)
     86,400    Sterling Software, Inc.                   3,985,200     (b)
    275,500    Viasoft, Inc.                             3,581,500     (b)
                                                      ------------
                                                        21,673,849
                                                      ------------
               Computers &
               Office Equipment - 11.9%
     17,100    Ade Corp.                                   256,500     (b)
     77,500    Avid Technology, Inc.                     3,390,625     (b)
     20,000    DataWorks Corp.                             277,500     (b)
     35,700    FORE Systems, Inc.                        1,892,100     (b)
     81,500    In Focus Systems, Inc.                    2,679,313     (b)
    179,000    InaCom Corp.                              1,790,000     (b)
    100,400    Madge, N.V.                               4,204,250     (b)
     69,300    MICROS Systems, Inc.                      2,581,425     (b)
     16,300    Micro Warehouse, Inc.                       725,350     (b)
     40,800    NetStar, Inc.                               418,200     (b)
     41,600    Network Peripherals, Inc.                   436,800     (b)
     48,900    Optical Data Systems, Inc.                1,460,887     (b)
                                                      ------------
                                                        20,112,950
                                                      ------------
               Construction &
               Home Building - 2.0%
     53,000    Belmont Homes, Inc.                         927,500     (b)
    164,000    Southern Energy Homes, Inc.               2,419,000     (b)
                                                      ------------
                                                         3,346,500
                                                      ------------
               Drugs & Health Care - 13.3%
     48,900    Agouron Pharmaceuticals, Inc.             1,271,400     (b)
     20,400    Circon Corp.                                464,100     (b)
     57,100    Depotech Corp.                              827,950     (b)
    161,000    EP Technologies, Inc.                     1,992,375     (b)
    199,300    Maxxim Medical, Inc.                      2,765,287     (b)
    107,200    Mentor Corp.                              2,358,400
     49,700    Orthofix International N.V.                 484,575     (b)
    100,450    PDT, Inc.                                 3,867,325     (b)
     85,600    SEQUUS Pharmaceuticals, Inc.              1,027,200     (b)
     85,600    Speedfam International, Inc.              1,401,700     (b)
     64,000    Stryker Corp.                             2,888,000
     73,300    Summit Technology, Inc.                   3,261,850     (b)
                                                      ------------
                                                        22,610,162
                                                      ------------
               Electronics - 7.5%
     96,400    Actel Corp.                               1,132,700     (b)
     59,500    Adaptec, Inc.                             2,647,750     (b)
    115,800    C-Cor Electronics                         2,663,400     (b)
     84,000    Etec Systems, Inc.                          924,000     (b)
     60,000    Integrated Silicon Solution               1,878,750     (b)
    214,500    Quality Semiconductor, Inc.               1,823,250     (b)
    114,300    Smartflex Systems, Inc.                   1,671,637     (b)
                                                      ------------
                                                        12,741,487
                                                      ------------
               Healthcare Management - 1.8%
     20,400    Healthsource, Inc.                        1,081,200     (b)
     72,400    Maxicare Health Plans, Inc.               1,257,950     (b)
     70,500    Quantum Health
               Resources, Inc.                             749,063     (b)
                                                      ------------
                                                         3,088,213
                                                      ------------
               Hospital Management - 2.6%
    101,900    Horizon Mental Health
                  Management, Inc.                       1,592,188     (b)
    401,300    Physician Computer
                  Network, Inc.                          2,758,938     (b)
                                                      ------------
                                                         4,351,126
                                                      ------------
               Industrial - 0.6%
    166,300    Union Switch & Signal, Inc.                 997,800     (b)
                                                      ------------
               Leisure &
               Entertainment - 6.1%
    207,900    Cannondale Corp.                          3,326,400     (b)
    407,500    Fairfield Communities, Inc.               3,005,312     (b)
    105,100    Movie Gallery, Inc.                       4,046,350     (b)
                                                      ------------
                                                        10,378,062
                                                      ------------
               Machinery &
               Equipment - 0.5%
     69,300    Insituform Technologies,
               Inc., Class A                               866,250     (b)
                                                      ------------
               Pollution Control - 3.7%
    171,100    Memtec Limited, ADR                       2,887,312     (b)
    143,000    U.S. Filter Corp.                         3,324,750     (b)
                                                      ------------
                                                         6,212,062
                                                      ------------
               Restaurants - 2.2%
     28,500    Outback Steakhouse, Inc.                    894,187     (b)
    148,300    Quality Dining, Inc.                      2,891,850     (b)
                                                      ------------
                                                         3,786,037
                                                      ------------
               Retail - 10.1%
     92,300    American Eagle Outfitters                   899,925     (b)
     12,200    De Rigo S.p.A.                              251,625     (b)
     82,900    Department 56, Inc.                       3,761,588     (b)
    212,200    Fingerhut Cos., Inc.                      2,891,225
     52,000    Fossil, Inc.                                565,500     (b)
     77,200    General Nutrition Cos.                    1,920,350     (b)
     45,500    Gymboree Corp.                            1,029,437     (b)
     25,800    Piercing Pagoda, Inc.                       377,325     (b)
     90,200    Sports Authority, Inc. (The)              1,961,850     (b)
    192,400    Strouds, Inc.                               889,850     (b)
    205,600    Trend-Lines, Inc., Class A                2,698,500     (b)
                                                      ------------
                                                        17,247,175
                                                      ------------
               Services - 5.8%
    216,300    BT Office Products
                  International, Inc.                    2,784,863     (b)
     99,200    Career Horizons, Inc.                     2,653,600     (b)
     54,800    Global DirectMail Corp.                   1,493,300     (b)
    115,900    ITI Technologies                          2,926,475     (b)
                                                      ------------
                                                         9,858,238
                                                      ------------
               Telecommunications
               Equipment - 0.9%
     24,500    ADC Telecommunications, Inc.                980,000     (b)
     34,800    Brite Voice Systems, Inc.                   578,550     (b)
                                                      ------------
                                                         1,558,550
                                                      ------------
               Telephone &
               Telecommunications - 5.7%
    154,300    Metrocall, Inc.                           3,857,500     (b)
      8,200    Microcom, Inc.                              179,375     (b)
     20,400    Premisys
                  Communications, Inc.                   1,825,800     (b)
     57,700    Pronet, Inc.                              1,471,350     (b)
     81,500    Teltrend, Inc.                            2,404,250     (b)
                                                      ------------
                                                         9,738,275
                                                      ------------
               Textiles & Apparel - 0.4%
    108,200    Cutter & Buck, Inc.                         703,300     (b)
                                                      ------------
               Total Common Stocks
                  (cost $143,737,954)                  152,479,786
                                                      ------------
               SHORT-TERM
               SECURITIES - 10.3% (a)
               Commercial Paper
$1,675,000     AI Credit
                  5.7%, due 11/7/1995                    1,673,409
  4,300,000    Cargill, Inc.
                  5.69%, due 11/3/1995                   4,298,641
  2,500,000    Koch Industries
                  5.88%, due 11/1/1995                   2,500,000
  4,000,000    McDonald's Corp.
                  5.72%, due 11/8/1995                   3,995,551
  5,000,000    Raytheon Co.
                  5.72%, due 11/1/1995                   5,000,000
                                                      ------------
               Total Short-Term Securities
                  (at amortized cost)                   17,467,601
                                                      ------------
               Total Investments
                  (cost $161,205,555)                 $169,947,387     (c)
                                                      ============

Notes to Portfolio of Investments:
----------------------------------
(a) The categories of investments are shown as a percentage of total investments of the Lutheran Brotherhood Opportunity Growth Fund.
(b) Currently non-income producing.
(c) At October 31, 1995, the aggregate cost of securities for federal income tax purposes was $161,382,474 and the net unrealized appreciation of investments based on that cost was $8,564,913 which is comprised of
$20,823,298 aggregate gross unrealized appreciation and $12,258,385 aggregate gross unrealized depreciation.

The accompanying notes are an integral part of the financial statements.



Lutheran Brotherhood World Growth Fund
Portfolio of Investments
October 31, 1995

  Shares                                                      Value
-----------                                               --------------
               ARGENTINA - 0.6% (a)
               COMMON STOCKS
       470     Banco de Galicia
                  Buenos Aires ADR (USD)                         $8,989
       240     Banco Frances del
                  Rio de la Plata ADR (USD)                       5,250
       130     Buenos Aires Embotelladora
                  ADR (USD)                                       2,974
       150     Enron Global Power &
                  Pipeline (USD)                                  3,619
     2,350     Naviera Perez "B"                                 10,362
     1,590     Sociedad Comercial del Plata                       3,211
       150     Sociedad Comercial del Plata
                  ADR (USD)                                       3,038
       910     Telecom Argentina                                  3,503
       110     Telecom Argentina
                  ADR (USD)                                       4,221
     1,090     Telefonica de Argentina
                  ADR (USD)                                      22,618
       340     Transportadora de Gas del
                  Sur ADR (USD)                                   3,485
     1,080     YPF Sociedad Anonima
                  ADR (USD)                                      18,495
                                                            -----------
               Total Argentina                                   89,765
                                                            -----------
               AUSTRALIA - 1.6% (a)
               COMMON STOCKS
     8,000     Australia Gas & Light                             27,727
     2,500     Broken Hill Proprietary                           33,859
     6,000     Burns Philip & Company                            13,437
     2,000     Coca Cola Amatil                                  15,478
     1,200     Lend Lease Corporation                            16,691
     3,000     Mayne Nickless                                    13,574
     4,000     News Corporation                                  20,171
     3,000     Publishing & Broadcasting                          9,552
    14,000     TNT                                               19,729
     2,000     Western Mining                                    12,828
     5,000     Westpac Banking                                   20,529
     4,500     Woodside Petroleum                                21,561
                                                            -----------
                                                                225,136
                                                            -----------
               MISCELLANEOUS
               SECURITIES                                         8,638     (b)
                                                            -----------
               Total Australia                                  233,774
                                                            -----------
               AUSTRIA - 0.1% (a)
               COMMON STOCKS
       110     Flughafen Wien                                     7,066
       110     Oesterreische Elektrik
               Wirtsch                                            6,721
                                                            -----------
                                                                 13,787
                                                            -----------
               PREFERRED STOCKS
        80     Creditanstalt Bankverein                           3,991
                                                            -----------
               Total Austria                                     17,778
                                                            -----------
               BELGIUM - 0.9% (a)
               COMMON STOCKS
        95     Generale Banque                                   30,726
       230     Kredietbank                                       57,699
        40     UCB                                               45,646
                                                            -----------
               Total Belgium                                    134,071
                                                            -----------
               BRAZIL - 0.7% (a)
               COMMON STOCKS
       470     Brazil Fund (USD)                                 10,986
       290     Cia Energetic Sao Paulo
                  ADR (USD)                                       2,919
       260     Companhia Energetica Minas
                  Gerais ADR (USD)                                5,720
     1,910     Telecomunicacoes Brasilias
                  ADR (USD)                                      76,639
       340     Usiminas Siderurg Miras
                  ADR (USD)                                       3,188
                                                            -----------
               Total Brazil                                      99,452
                                                            -----------
               CANADA - 0.4% (a)
               COMMON STOCKS
     1,050     Alcan Aluminum                                    33,601
       590     MacMillan Bloedel (USD)                            7,744
       420     Royal Bank of Canada                               9,444
                                                            -----------
               Total Canada                                      50,789
                                                            -----------
               CHILE - 0.6% (a)
               COMMON STOCKS
       100     AFP Providia ADR (USD)                             2,450
       750     Chile Fund (USD)                                  17,063
       230     Chilectra ADR (USD)                                9,890
       340     Chilgener ADR (USD)                                8,160
       300     Compania Cervecerias Unidas
                  ADR (USD)                                       6,938
       150     Compania Telecomunicaciones
                  ADR (USD)                                      10,800
       640     Empresa Nacional De Electric
                  ADR (USD)                                      13,760
       380     Enersis ADS (USD)                                  9,548
                                                            -----------
               Total Chile                                       78,609
                                                            -----------
               CHINA - 0.6% (a)
               COMMON STOCKS
     2,400     Huaneng Power ADR (USD)                           39,900     (b)
    26,000     Maanshan Iron &
                  Steel (HKD)                                     4,742
    72,000     Shanghai Petrochemical "H"
                  (HKD)                                          20,720
    58,000     Yizheng Chemical Fibre "H"
                  (HKD)                                          16,879
                                                            -----------
               Total China                                       82,241
                                                            -----------
               DENMARK - 0.3% (a)
               COMMON STOCKS
       260     Den Danske Bank                                   17,225
       110     Teledanmark                                        5,738
       300     Unidanmark                                        13,781
                                                            -----------
               Total Denmark                                     36,744
                                                            -----------
               FINLAND - 0.2% (a)
               COMMON STOCKS
       500     Nokia                                             28,604
                                                            -----------
               FRANCE - 6.1% (a)
               COMMON STOCKS
       425     Accor                                             50,495
       160     Carrefour                                         93,969
        70     Castorama Dubois                                  11,352
       175     Chargeurs                                         36,001
       580     Cie de St. Gobain                                 69,148
       140     Credit Local De France                            11,082
     1,210     Eaux Cie Generale                                112,461
       275     Ecco                                              42,627
       200     GTM Entrepose                                     12,965
       470     Lafarge Coppee                                    31,150
       400     Lapeyre                                           20,090
       180     Legrand                                           30,110
        60     L'Oreal                                           14,662
       100     Peugeot                                           13,026
       220     Pinault Printemps Redoute                         47,688
       350     Poliet                                            27,484
       200     Primagaz                                          15,533
       100     Rexel                                             16,155
       200     Sanofi                                            12,756
       500     Societe Nationale Elf Aquitaine                   34,048
        70     Sodexho                                           18,137
       720     Television Francaise                              74,354
       600     Total                                             37,079
     1,000     Valeo                                             45,173
                                                            -----------
               Total France                                     877,545
                                                            -----------
               GERMANY - 4.2% (a)
               COMMON STOCKS
        10     Allianz Holdings                                   9,697
        40     Allianz Holdings, Warrants,
                  Expiring 3/29/1996                             74,027     (b)
        30     Altana                                            17,445
       190     Bayer                                             50,537
        50     Bilfinger & Berger                                18,400
        30     Buderas                                           12,873
       840     Deutsche Bank                                     37,996
       162     Gehe                                              79,527
        50     Hoechst                                           13,132
       100     Hornbach Baumarkt                                  5,044
       170     Mannesmann                                        55,954
       260     Praktiker Bau und Heimwerker
                  Markte                                          8,220     (b)
       350     Rhon Klinikum                                     32,822
       350     Rhon Klinikum, Stock Rights,
                  Expiring 11/13/1995                             6,714     (b)
       642     Schering                                          44,789
     1,210     Veba                                              49,677
       110     Veba International Finance,
                  Warrants, Expiring 4/6/1998                    15,669     (b)
        70     Volkswagen                                        22,055
                                                            -----------
                                                                554,578
                                                            -----------
               PREFERRED STOCKS
       110     Fielmann                                           6,056
        20     Hornbach                                          20,105
        40     Krones                                            14,322
                                                            -----------
                                                                 40,483
                                                            -----------
               Total Germany                                    595,061
                                                            -----------
               HONG KONG - 2.9% (a)
               COMMON STOCKS
    28,000     First Pacific                                     32,231
     9,000     Guangdong Investments                              5,296
   128,000     Guangzhou Investment                              26,323
    10,000     Guoco Group                                       46,303
    41,786     Hong Kong Land Holdings                           75,215
    18,000     Hutchison Whampoa                                 99,176
     6,000     Swire Pacific "A"                                 45,010
    26,000     Wharf Holdings                                    87,769
                                                            -----------
               Total Hong Kong                                  417,323
                                                            -----------
               ITALY - 1.5% (a)
               COMMON STOCKS
     2,200     Assicurazioni Generali                            51,274
     9,000     Banca Fideuram                                     9,598
     1,000     Danieli & Company                                  2,760
     1,000     Imi                                                5,464
     5,000     Istituto Naz Delle
                  Assicurazioni                                   6,572
     4,000     Italgas                                           10,640
     1,000     Rinascente                                         5,928
     1,000     Sasib                                              4,429
     3,000     Sasib Di Risp                                      7,434
     2,000     SME Meridonale Di                                  4,398
    11,000     Stet                                              31,157
     6,000     Stet Di Risp                                      13,080
    19,000     Telecom Italia                                    28,846
     8,000     Telecom Italia Di Risp                             9,435
    14,000     Telecom Italia Mobile                             23,494     (b)
     1,000     Unicem                                             6,274
                                                            -----------
               Total Italy                                      220,783
                                                            -----------
               JAPAN - 21.4% (a)
               COMMON STOCKS
     2,000     Alps Electric                                     20,529
     4,000     Amada                                             39,885
     5,000     Canon                                             85,537
     2,000     Citizen Watch Company                             13,705
     4,000     Dai Nippon Screen
                  Manufacturing                                  35,740
     1,000     Daifuku                                           11,926
     4,000     Daiichi Phamaceutical                             55,917
     5,000     Daiwa House                                       74,784
        12     East Japan Railway                                56,660
     1,000     Fanuc                                             43,306
     7,000     Hitachi                                           71,851
     6,000     Hitachi Zosen                                     29,503
     2,000     Honda Motor Company                               34,801
     2,000     Inax                                              18,026
     2,000     Ishihara Sangyo                                    5,944
     2,000     Ito-Yokado                                       109,292
     2,000     Kokuyo                                            43,013
     5,000     Komatsu                                           39,103
     2,000     Komori                                            47,314
     4,000     Kumagai Gumi                                      15,328
     4,000     Kuraray                                           39,494
     2,000     Kyocera                                          163,840
     3,000     Makita                                            46,630
     4,000     Marui                                             69,212
     4,000     Matsushita Electric Industries                    56,699
     3,000     Mitsubishi                                        33,139
    12,000     Mitsubishi Heavy Industries                       92,556
     3,000     Mitsubishi Paper                                  18,241
    20,000     Mitsui Fudosan                                   228,750
     2,000     Mitsui Petrochemical Industries                   15,856
     1,000     Murata Manufacturing                              35,095
     1,000     National House                                    17,010
     6,000     NEC                                               79,183
     5,000     Nippon Denso                                      91,402
     1,000     Nippon Hodo                                       15,543
    24,000     Nippon Steel                                      79,535
     4,000     Nomura Securities                                 73,122
     2,000     Pioneer Electronic                                30,696
     1,000     Sangetsu                                          22,680
     3,000     Sankyo                                            65,986
     6,000     Sekisui Chemical                                  78,010
     4,000     Sekisui House                                     46,141
    18,000     Sharp                                            249,866
     2,000     Shinetsu Chemical                                 40,862
     2,000     Sony                                              89,936
     8,000     Sumitomo                                          72,731
     7,000     Sumitomo Electric                                 80,747
     3,000     Sumitomo Forestry                                 42,231
     1,000     TDK                                               51,518
     7,000     Teijin                                            32,093
     2,000     Tokio Marine & Fire Insurance                     20,529
     1,000     Tokyo Electronics                                 43,404
     2,000     Tokyo Steel Manufacturing                         37,147
     2,000     Toppan Printing                                   26,394
     1,000     Yurtec                                            18,183
                                                            -----------
               Total Japan                                    3,056,625
                                                            -----------
               MALAYSIA - 2.5% (a)
               COMMON STOCKS
    31,000     Affin Holdings                                    58,560
     7,000     Affin Holdings, Warrants,
                  Expiring 11/15/1999                             4,435     (b)
     8,000     Aokam Perdana                                     13,412
     5,000     Commerce Asset Holdings                           13,577     (b)
    18,000     MBF Capital                                       17,001
    30,000     Multi-Purpose Holdings                            40,142
    29,000     Renong                                            44,282
    27,000     Technology Resources
                  Industries                                     68,536
    16,000     United Engineers                                  99,488
                                                            -----------
               Total Malaysia                                   359,433
                                                            -----------
               MEXICO - 1.4% (a)
               COMMON STOCKS
     2,850     Cemex "B"                                          8,800
    30,610     Cifra ADR (USD)                                   32,906
     2,080     Gruma "B"                                          6,131
    10,129     Grupo Embotellador de Mexico                      18,339
     4,740     Grupo Financiero Banamex "C"                       8,116
    11,810     Grupo Industrial Maseca                            7,359
     1,000     Grupo Modelo "C"                                   3,804
     3,650     Grupo Sidek "B"                                    1,732
     1,200     Grupo Televisa GDS (USD)                          20,550
       890     Kimberly-Clark Mexico
                  (Class A)                                      11,617
       500     Panamerican Beverages
                  ADR (USD)                                      13,688
     1,850     Telefonos de Mexico
                  ADS (USD)                                      50,875
     5,200     Tolmex "B"                                        19,523
                                                            -----------
               Total Mexico                                     203,440
                                                            -----------
               NETHERLANDS - 8.1% (a)
               COMMON STOCKS
       840     ABN Amro                                          35,297
       660     Ahold                                             25,015
       137     Akzo                                              15,603
     1,300     CSM                                               54,215
    16,870     Elsevier                                         218,119
       560     Fortis AMEV                                       35,173
       290     Hagemeyer                                         14,447
     1,250     International Nederland Groep                     74,550
       861     Koninklijke PTT Nederland                         30,286
       250     Nutricia                                          19,410
     1,540     Polygram                                          96,140
     1,410     Royal Dutch Petroleum                            175,066
       600     Unilever                                          78,603
     3,135     Wolters Kluwer                                   285,325
                                                            -----------
               Total Netherlands                              1,157,249
                                                            -----------
               NEW ZEALAND - 0.6% (a)
               COMMON STOCKS
     6,000     Carter Holt Harvey                                14,337
     3,000     Fernz                                              8,872
     4,000     Fletcher Challenge                                10,588
     9,000     Fletcher Challenge,
                  Forests Division                               12,417
    11,000     Telecom Corporation of
               New Zealand                                       45,673
                                                            -----------
               Total New Zealand                                 91,887
                                                            -----------
               NORWAY - 1.3% (a)
               COMMON STOCKS
       370     Bergesen "A"                                       7,665
       460     Kvaerner Industier "A"                            19,354
     2,040     Norsk Hydro                                       81,246
     1,310     Orkla "A"                                         67,740
       580     Saga Petroleum "B"                                 6,986
                                                            -----------
               Total Norway                                     182,991
                                                            -----------
               PORTUGAL - 0.2% (a)
               COMMON STOCKS
       620     Jeronimo Martins                                  33,008
                                                            -----------
               SINGAPORE - 2.1% (a)
               COMMON STOCKS
    10,000     DBS Land                                          29,582
     1,000     Development Bank of
                  Singapore                                      11,465
     3,000     Far East Levingston
                  Shipbuilding                                   12,951
     3,000     Jurong Shipyard                                   19,957
     1,000     Keppel                                             8,209
     7,000     Neptune Orient Lines                               7,679
     4,000     Overseas Union Bank                               24,911
     3,000     Overseas Union Enterprises                        15,924
     3,000     Sembawang                                         14,543
     3,000     Singapore Airlines                                27,813
     5,000     Singapore Land                                    27,955
     2,000     Singapore Press                                   31,281
    13,000     United Industrial                                 11,592
     6,000     United Overseas Bank                              52,654
     2,000     United Overseas Bank,
                  Warrants, Expiring
                  6/17/97                                         7,572     (b)
                                                            -----------
               Total Singapore                                  304,088
                                                            -----------
               SPAIN - 2.0% (a)
               COMMON STOCKS
       120     Banco Popular Espanol                             19,063
       730     Banco Santander                                   31,818
     1,930     Centros Commerciales Pryca                        41,113
     1,260     Empresa Nacional de
                  Electridad                                     62,662
       190     Fomento de Construcciones y
                  Contra                                         13,418
       300     Gas Natural                                       41,145
     3,130     Iberdrola                                         23,593
     1,250     Repsol                                            37,329
     1,910     Sevillana De Electricidad                         12,613
                                                            -----------
               Total Spain                                      282,754
                                                            -----------
               SWEDEN - 1.9% (a)
               COMMON STOCKS
       270     Asea "A"                                          27,038
     2,710     Astra AB "B"                                      97,943
     1,540     Atlas Copco "B"                                   23,307
       960     Electrolux "B"                                    41,056
       320     Esselte "B"                                        4,698
       340     Hennes & Mauritz "B"                              22,221
       320     Sandvik "A"                                        5,999
     1,800     Sandvik "B"                                       33,882
       430     Scribona "B"                                       4,241
     1,110     Stora Kopparberg "B"                              13,456
                                                            -----------
               Total Sweden                                     273,841
                                                            -----------
               SWITZERLAND - 4.0% (a)
               COMMON STOCKS
       110     BBC Brown Boveri                                 127,605
        40     Ciba Geigy                                        34,634
       270     CS Holding                                        27,587
        95     Nestle                                            99,577
        16     Roche Holdings                                   116,269
        70     Sandoz                                            57,773
       115     Schweizerisch Bankverein                          47,203
        40     Schweizerische
                  Bankgesellschaft                               43,336
                                                            -----------
               Total Switzerland                                553,984
                                                            -----------
               THAILAND - 0.9% (a)
               COMMON STOCKS
     1,200     Advanced Information Service                      18,502
     2,200     Bangkok Bank                                      22,730
     2,700     Bank of Ayudhya                                   15,557
       400     Land & House                                       6,453
       300     Siam Cement                                       16,356
     2,000     Siam Commercial Bank                              23,366
     1,500     Thai Farmers Bank                                 12,398
     1,000     Total Access
                  Communication (USD)                             6,050     (b)
       800     United Communications                             10,046
                                                            -----------
               Total Thailand                                   131,458
                                                            -----------
               UNITED KINGDOM - 12.9% (a)
               COMMON STOCKS
    10,000     Abbey National                                    84,664
     7,900     Argos                                             63,824
               UNITED KINGDOM - (continued)
               COMMON STOCKS (continued)
     9,000     Argyll Group                                      45,747
    25,000     Asda Group                                        40,514
     2,000     BAA                                               15,557
     6,000     British Gas                                       22,862
     4,000     British Petroleum                                 29,407
    10,100     Cable & Wireless                                  65,949
     8,400     Cadbury Schweppes                                 69,391
    13,000     Caradon                                           40,696
     5,000     Coats Viyella                                     14,783
     4,000     Compass Group                                     27,194
     4,600     East Midlands Electricity                         63,164
     5,500     Glaxo Wellcome                                    74,174
    11,000     Grand Metropolitan                                76,174
     1,000     Heath                                              2,561
     2,000     Heywood Williams Group                             6,593
     5,000     Hillsdown Holdings                                13,241
     4,000     John Laing                                        14,292
     9,000     Kingfischer                                       67,660
     7,000     Ladbroke Group                                    18,371
     5,000     London Electricity                                71,304
    16,000     National Westminster Bank                        159,747
     8,000     Rank Organisation                                 53,249
    10,000     Reed International                               152,095
     4,000     Rolls Royce                                        9,739
     3,800     RTZ                                               52,629
     4,000     Sears                                              6,419
     8,000     Shell Transport & Trading                         93,597
    15,000     SmithKline Beecham,
                  equity units                                  153,676
     3,000     Smith Holdings                                    27,320
     9,000     T & N                                             20,419
     7,000     Tesco                                             33,201
    20,000     Tomkins                                           78,893
     7,500     United News & Media                               61,542
                                                            -----------
               Total United Kingdom                           1,830,648
                                                            -----------
               SHORT-TERM
               SECURITIES - 20.0% (a)
 2,850,000     Federal Home Loan Mortgage
                  Discount Notes,
                  5.85% Due 11/1/95                           2,850,000
                                                            -----------
                  Total Investments                         $14,273,945     (c,d)
                                                            ===========

Notes to Portfolio of Investments:
----------------------------------
(a) The categories of investments are shown as a percentage of total investments of the Lutheran Brotherhood World Growth Fund.
(b) Currently non-income producing.
(c) Security Classification:
                               % of Portfolio        Cost                   Value
                               --------------     ------------           -----------
Common Stocks &
Warrants                          79.6%            $11,501,558           $11,370,833
Preferred Stocks                   0.4                  56,103                53,112
Short-Term                        20.0               2,850,000             2,850,000
                                 -----             -----------           -----------
Total Investments                100.0%            $14,407,661           $14,273,945
                                 =====             ===========           ===========

(d) At October 31, 1995, the aggregate cost of securities for federal income tax purposes was $14,409,323 and the net unrealized depreciation of investments based on that cost was $135,378 which is comprised of $179,710 aggregate gross unrealized appreciation and $315,088 aggregate gross unrealized depreciation.
(e) Miscellaneous abbreviations:
(ADR) - American Depository Receipts
(ADS) - American Depository Shares
(HKD) - Denominated in Hong Kong Dollars
(USD) - Denominated in U.S. Dollars

The accompanying notes are an integral part of the financial statements.



Lutheran Brotherhood Fund
Portfolio of Investments
October 31, 1995

   Shares                                                   Value
-----------                                              ------------
              COMMON STOCKS - 98.5% (a)
              Aerospace - 1.9%
   187,700    Boeing Co                                  $ 12,317,812
                                                         ------------
              Airlines - 0.8%
   240,000    Southwest Airlines Co                         4,800,000
                                                         ------------
              Automotive - 1.8%
   270,000    General Motors Corp                          11,812,500
                                                         ------------
              Bank & Finance - 11.7%
   153,750    American International
              Group, Inc                                   12,972,656
   355,000    Banc One Corp                                11,981,250
   121,900    Federal National
                 Mortgage Association                      12,784,263
   124,000    First Bank System, Inc                        6,169,000
   100,000    First Interstate Bancorp                     12,900,000
    66,000    Morgan Stanley Group, Inc                     5,742,000
   158,000    Morgan (J.P.) and Co., Inc                   12,185,750
                                                         ------------
                                                           74,734,919
              Broadcasting - 2.8%
    54,000    Capital Cities/ABC, Inc                       6,405,750    (b)
    80,000    Infinity Broadcasting
                 Corp., Class A                             2,600,000    (c)
   341,000    Tele-Communications, Inc.,
              TCI Group, Series A                           5,797,000
   129,000    Tele-Communications, Inc.,
                 Liberty Media Group,
                 Series A                                   3,176,625    (c)
                                                         ------------
                                                           17,979,375
              Chemicals - 1.9%
   235,000    Air Products &
                 Chemicals, Inc                            12,131,875
                                                         ------------
              Computer Software - 5.3%
    50,000    America Online, Inc                           4,000,000    (c)
   106,000    Autodesk, Inc                                 3,604,000
   120,000    Computer Associates
                 International, Inc                         6,600,000
   128,000    Microsoft Corp                               12,800,000    (c)
   165,000    Oracle Systems Corp                           7,198,125    (c)
                                                         ------------
                                                           34,202,125
              Computers & Office
              Equipment - 5.5%
   135,600    Compaq Computer Corp                          7,559,700    (c)
    70,000    Digital Equipment Corp                        3,788,750    (c)
   133,000    International Business
                 Machines                                  12,934,250
   136,900    Silicon Graphics, Inc                         4,551,925    (c)
    49,000    Xerox Corp                                    6,357,750
                                                         ------------
                                                           35,192,375
              Drugs & Health Care - 7.2%
   308,000    Abbott Laboratories                          12,243,000
    88,200    Amgen, Inc                                    4,233,600    (c)
   200,000    Becton Dickinson & Co                        13,000,000
   222,000    Merck & Co., Inc                             12,765,000
    68,300    St. Jude Medical, Inc                         3,636,975    (c)
                                                         ------------
                                                           45,878,575
              Electric Utilities - 2.1%
   100,000    FPL Group, Inc                                4,187,500    (b)
   385,000    Southern Co                                   9,191,875
                                                         ------------
                                                           13,379,375
              Electrical Equipment - 2.0%
   200,000    General Electric Co                          12,650,000
                                                         ------------
              Electronics - 6.7%
   100,000    Cypress Semiconductor Corp                    3,525,000    (c)
   287,000    Intel Corp                                   20,054,125
   100,000    Lam Research Corp                             6,087,500    (c)
   200,000    Motorola, Inc                                13,125,000
                                                         ------------
                                                           42,791,625
              Food & Beverage - 4.0%
   176,400    Coca-Cola Co                                 12,678,750
    44,500    Salomon, Inc.,
                 (Snapple, Inc., Equity-Linked
                 Security)                                    667,500
   422,000    Sara Lee Corp                                12,396,250    (b)
                                                         ------------
                                                           25,742,500
              Healthcare
              Management - 2.1%
   253,000    United Healthcare Corp                       13,440,625
                                                         ------------
              Household Products - 4.1%
   261,600    Gillette Co                                  12,654,900
   165,000    Procter & Gamble                             13,365,000
                                                         ------------
                                                           26,019,900
              Leisure & Entertainment - 1.8%
   115,000    Disney (Walt) Co                              6,626,875
   100,000    Viacom, Inc., Class B                         5,000,000    (c)
                                                         ------------
                                                           11,626,875
              Machinery &
              Equipment - 4.0%
   251,000    Caterpillar, Inc                             14,087,375
   333,000    Ingersoll Rand Co                            11,779,875    (b)
                                                         ------------
                                                           25,867,250
              Mining & Metals - 2.6%
   264,000    Phelps Dodge Corp                            16,731,000
                                                         ------------
              Oil & Oil Service - 7.9%
   189,000    Amoco Corp                                   12,072,375
   260,000    Chevron Corp                                 12,155,000
   307,000    Halliburton Co                               12,740,500
   133,000    Mobil Corp                                   13,399,750    (b)
                                                         ------------
                                                           50,367,625
              Paper &
              Forest Products - 4.6%
   333,000    International Paper Co                       12,321,000
   388,500    Weyerhaeuser Co                              17,142,562
                                                         ------------
                                                           29,463,562
              Railroads - 1.9%
   143,000    CSX Corp                                     11,976,250    (b)
                                                         ------------
              Restaurants - 2.0%
   309,000    McDonald's Corp                              12,669,000
                                                         ------------
              Retail - 3.8%
   125,000    Federated
                 Department Stores                          3,171,875    (c)
    85,000    Gap, Inc                                      3,346,875
    30,400    Intimate Brands, Inc                            509,200    (c)
   145,000    May Department Stores Co                      5,691,250
   530,000    Wal-Mart Stores, Inc                         11,461,250
                                                         ------------
                                                           24,180,450
              Services - 3.2%
    92,000    Automatic Data Processing, Inc                6,578,000
    20,000    DST Systems, Inc                                420,000    (c)
   197,488    First Data Corp                              13,058,894
                                                         ------------
                                                           20,056,894
              Telecommunications
              Equipment - 0.5%
    81,600    DSC Communications Corp                       3,019,200    (c)
                                                         ------------
              Telephone &
              Telecommunications - 6.3%
   242,200    Ameritech Corp                               13,078,800
   203,000    AT&T Corp                                    12,992,000
    52,500    NEXTEL
                 Communications, Inc                          728,438    (c)
    12,100    Paging Network, Inc                             278,300    (c)
   240,000    SBC Communications, Inc                      13,410,000
                                                         ------------
                                                           40,487,538
              Total Common Stocks
                 (cost $543,979,616)                      629,519,225
                                                         ------------
              U.S. Treasury - 0.3% (a)
 2,000,000    U.S. Treasury Notes,
                 8.75%, due 10/15/1997
                 (cost $2,028,653)                          2,115,000
                                                         ------------
              SHORT-TERM
              SECURITIES - 1.2% (a)
              Commercial Paper
 4,300,000    Harvard University
                 5.88%, due 11/1/95                         4,300,000
 3,600,000    Koch Industries
                 5.88%, due 11/1/95                         3,600,000
                                                         ------------
              Total Short-Term Securities
                 (at amortized cost)                        7,900,000
                                                         ------------
              Total Investments
                 (cost $553,908,269)                     $639,534,225    (d)
                                                         ============

Notes to Portfolio of Investments:
----------------------------------
(a) The categories of investments are shown as a percentage of total investments of the Lutheran Brotherhood Fund.
(b) Includes stock rights that automatically traded with the stock and had no separate value at October 31, 1995.
(c) Currently non-income producing.
(d) At October 31, 1995, the aggregate cost of securities for federal income tax purposes was $555,097,495 and the net unrealized appreciation of investments based on that cost was $84,436,730 which is comprised of
$91,869,020 aggregate gross unrealized appreciation and $7,432,290 aggregate gross unrealized depreciation.

The accompanying notes are an integral part of the financial statements.



Lutheran Brotherhood High Yield Fund
Portfolio of Investments
October 31, 1995
 Principal                                                                                Maturity
  Amount                                                                        Rate         Date          Value
-----------                                                                   ---------    ----------    -----------
              CORPORATE BONDS - 77.5% (a)
              Airlines - 0.8%
$4,500,000    U.S. Air, Inc., Sr. Secured Equipment Trust, Series 1993-A-3        10.38%       3/1/13    $ 4,365,000
                                                                                                         -----------
              Automotive - 1.1%
 6,000,000    Exide Corp., Sr. Notes                                              10.00%      4/15/05      6,465,000
                                                                                                         -----------
              Bank & Finance - 4.6%
 1,800,000    American Life Holding Corp., Sr. Subordinated Notes                 11.25%      9/15/04    1,881,000
 1,500,000    First Nationwide Holdings, Inc., Sr. Notes                          12.25%      5/15/01    1,680,000
 7,950,000    GPA Delaware, Inc., Debentures                                      8.75%      12/15/98    7,075,500
 7,000,000    Mutual Life Insurance Company of New York, Surplus Notes         Zero Coupon    8/15/24    5,530,000
 2,750,000    Scotsman Group, Inc., Sr. Secured Notes                             9.50%      12/15/00    2,722,500
 2,600,000    Terra Nova (U.K.) Holdings, plc, Sr. Notes                          10.75%       7/1/05    2,814,500
 5,250,000    Trizec Finance, Ltd., Sr. Notes                                     10.88%     10/15/05    5,302,500
                                                                                                         -----------
                                                                                                          27,006,000
                                                                                                         -----------
              Broadcasting - 21.4%
 3,250,000    Adelphia Communications Corp., Sr. Debentures                       11.88%      9/15/04      3,136,250
 1,250,000    Adelphia Communications Corp., Sr. Notes                            12.50%      5/15/02      1,243,750
 2,650,000    Allbritton Communications Co., Sr. Subordinated Debentures          11.50%      8/15/04      2,825,562
 5,075,424    American Telecasting, Inc., Sr. Discount Notes                   Zero Coupon    6/15/04      3,311,714
 3,900,000    American Telecasting, Inc., Units                                Zero Coupon    8/15/05      2,213,250
 7,300,000    Australis Media, Ltd., Sr. Subordinated Discount Notes           Zero Coupon    5/15/03      5,292,500
 5,100,000    Cablevision Industries, Debentures                                  9.25%        4/1/08      5,457,000
 1,250,000    Comcast Corp., Convertible Subordinated Debentures                  3.38%        9/9/05      1,200,000
 5,250,000    Comcast Corp., Sr. Subordinated Debentures                          9.13%      10/15/06      5,381,250
 3,000,000    Continental Cablevision, Inc., Sr. Debentures                       9.50%        8/1/13      3,165,000
 5,500,000    Continental Cablevision, Inc., Sr. Subordinated Debentures          11.00%       6/1/07      6,153,125
 4,750,000    Diamond Cable Co., Sr. Discount Notes                            Zero Coupon    9/30/04      3,253,750
 5,998,839    Falcon Holdings Group, L.P., Sr. Subordinated Notes                 11.00%      9/15/03      5,788,879
 2,500,000    Galaxy Telecom, L.P., Sr. Subordinated Notes                        12.38%      10/1/05      2,496,875
 4,500,000    Granite Broadcasting Corp., Sr. Subordinated Debentures             12.75%       9/1/02      5,017,500
 5,000,000    International CabelTel, Inc., Sr. Notes                          Zero Coupon    4/15/05      3,068,750
 4,250,000    International CableTel, Inc., Convertible Subordinated Notes        7.25%       4/15/05      4,940,625
 4,500,000    Jones Intercable, Inc., Sr. Notes                                   9.63%       3/15/02      4,753,125
 8,250,000    Marcus Cable Co., Sr. Discount Notes                             Zero Coupon   12/15/05      4,908,750
 5,200,000    NWCG Holdings Corp., Sr. Secured Discount Notes                  Zero Coupon    6/15/99      3,510,000
 7,750,000    People's Choice T.V. Corp., Sr. Discount Notes                   Zero Coupon     6/1/04      4,369,062
 8,250,000    Robin Media Group, Sr. Subordinated Deferred Interest Bonds         11.13%       4/1/97      8,167,500
 4,500,000    Rogers Cablesystems, Inc., Sr. Secured Second Priority Notes        9.63%        8/1/02      4,601,250
 6,000,000    Rogers Communications, Inc., Convertible Debentures                 2.00%      11/26/05      3,067,500
   900,000    Rogers Communications, Inc., Convertible Liquid Yield
                 Option Notes                                                  Zero Coupon    5/20/13        318,375
 5,700,000    SCI Television, Inc., Sr. Second Priority Secured Notes             11.00%      6/30/05      6,056,250
 5,000,000    Scott Cable Communications, Inc., Subordinated Debentures           12.25%      4/15/01      3,550,000    (c)
 6,400,000    TeleWest, plc, Sr. Discount Debentures                           Zero Coupon    10/1/07      3,776,000
 9,600,000    United International Holdings, Inc., Sr. Discount Notes          Zero Coupon   11/15/99      5,832,000
 3,700,000    Videotron, Ltee. (Le Groupe), Sr. Notes                             10.63%      2/15/05      3,954,375
 3,100,000    Wireless One, Inc., Units                                           13.00%     10/15/03      3,216,250
                                                                                                         -----------
                                                                                                         124,026,217
                                                                                                         -----------
              Building Products & Materials - 1.1%
 8,500,000    Dal-Tile International, Inc., Sr. Secured Notes                  Zero Coupon    7/15/98      6,502,500
                                                                                                         -----------
              Computers & Office Equipment - 1.6%
 4,750,000    Bell & Howell, Inc., Sr. Discount Debentures                     Zero Coupon     3/1/05      2,992,500
 3,600,000    Dictaphone Corp., Sr. Subordinated Notes                            11.75%       8/1/05      3,600,000
 3,600,000    Unisys Corp., Convertible Subordinated Notes                        8.25%        8/1/00      2,970,000
                                                                                                         -----------
                                                                                                           9,562,500
                                                                                                         -----------
              Conglomerates - 0.5%
   500,000    Jordan Industries, Inc., Sr. Notes                                  10.38%       8/1/03        460,000
 4,250,000    Jordan Industries, Inc., Sr. Subordinated Discount Debentures    Zero Coupon     8/1/05      2,571,250
                                                                                                         -----------
                                                                                                           3,031,250
                                                                                                         -----------
              Construction & Home Building - 0.4%
 2,500,000    Peters (J.M.) Co., Inc., Sr. Notes                                  12.75%       5/1/02      2,287,500
                                                                                                         -----------
              Containers & Packaging - 0.9%
 3,300,000    Owens-Illinois, Inc., Sr. Subordinated Notes                        9.75%       8/15/04      3,456,750
 2,050,000    Silgan Holdings, Inc., Sr. Discount Debentures                   Zero Coupon   12/15/02      1,942,375
                                                                                                         -----------
                                                                                                           5,399,125
                                                                                                         -----------
              Drugs & Health Care - 1.7%
 5,600,000    Dade International, Inc., Sr. Subordinated Notes                    13.00%       2/1/05      6,132,000
 3,775,800    General Medical Corp., Payment-In-Kind Debentures                   12.13%      8/15/05      3,983,469
                                                                                                         -----------
                                                                                                          10,115,469
                                                                                                         -----------
              Electric Utilities - 1.9%
 2,000,000    El Paso Electric Co. (Del Norte Funding Corp.),
                 Secured Lease Obligation Bonds                                   11.25%       1/2/14      1,267,108    (c)
 1,500,000    El Paso Electric Co. (El Paso Funding Corp.),
                 Lease Obligation Bonds                                           10.75%       4/1/13        950,385    (c)
 4,450,000    El Paso Electric Co. (El Paso Funding Corp.),
                 Lease Obligation Bonds                                           10.38%       1/2/11      2,819,497    (c)
 1,750,000    Midland Cogen Venture Fund II, Secured Lease
                 Obligation Bonds, Series A                                       11.75%      7/23/05      1,855,473
 3,600,000    Midland Cogen Venture Fund II, Subordinated
                 Secured Lease Obligation Bonds                                   13.25%      7/23/06      3,978,641
                                                                                                         -----------
                                                                                                          10,871,104
                                                                                                         -----------
              Electrical Equipment - 1.6%
 2,650,000    ADT Operations, Inc., Liquid Yield Option Notes                  Zero Coupon     7/6/10      1,192,500
 6,050,000    Protection One Alarm Monitoring, Inc.,
                 Sr. Subordinated Discount Notes                               Zero Coupon    6/30/05      4,310,625
 3,750,000    Telex Communications, Inc., Sr. Notes                               12.00%      7/15/04      3,881,250
                                                                                                         -----------
                                                                                                           9,384,375
                                                                                                         -----------
              Food & Beverage - 2.6%
 5,000,000    Curtice-Burns Food, Inc., Sr. Subordinated Notes                    12.25%       2/1/05      5,225,000
 3,000,000    Dr. Pepper Bottling Holdings, Sr. Notes                          Zero Coupon    2/15/03      2,377,500
 5,300,000    Fresh Del Monte Corp., Sr. Notes                                    10.00%       5/1/03      4,425,500
 6,400,000    Specialty Foods Acquisition Co.,
              Sr. Secured Discount Debentures, Series B                        Zero Coupon    8/15/05      2,880,000
                                                                                                         -----------
                                                                                                          14,908,000
                                                                                                         -----------
              Hospital Management - 3.5%
 3,250,000    Charter Medical Corp., Sr. Subordinated Notes                       11.25%      4/15/04      3,534,375
 3,825,000    Integrated Health Services Inc., Sr. Subordinated Notes             9.63%       5/31/02      3,891,937
 7,150,000    Regency Health Services, Inc., Sr. Subordinated Notes               9.88%      10/15/02      7,141,062
 5,600,000    Tenet Healthcare Corp., Sr. Subordinated Notes                      10.13%       3/1/05      6,019,999
                                                                                                         -----------
                                                                                                          20,587,373
                                                                                                         -----------
              Household Products - 2.0%
18,000,000    Coleman Worldwide Corp.,
                 Convertible Liquid Yield Option Notes                         Zero Coupon    5/27/13      5,445,000
 3,250,000    JB Williams Holdings, Inc., Sr. Notes                               12.00%       3/1/04      3,266,250
 3,000,000    Pace Industries, Inc., Sr. Notes, Series B                          10.63%      12/1/02      2,775,000
                                                                                                         -----------
                                                                                                          11,486,250
                                                                                                         -----------
              Leisure & Entertainment - 1.8%
 2,700,000    Bally's Health & Tennis Corp., Sr. Subordinated Notes               13.00%      1/15/03      2,376,000
 5,000,000    Host Marriott Travel Plazas, Secured Notes                          9.50%       5/15/05      4,925,000
 3,000,000    IMAX Corp., Sr. Notes                                               7.00%        3/1/01      2,902,500
                                                                                                         -----------
                                                                                                          10,203,500
                                                                                                         -----------
              Mining & Metals - 0.4%
 2,500,000    EnviroSource, Inc., Sr. Notes                                       9.75%       6/15/03      2,262,500
                                                                                                         -----------
              Oil & Gas - 3.6%
 4,000,000    Gulf Canada Resources, Ltd., Sr. Subordinated Notes                 9.63%        7/1/05      4,158,996
 6,500,000    Kelley Oil & Gas Corp., Sr. Notes                                   13.50%      6/15/99      5,557,500
   500,000    Petroleum Heat & Power Co., Inc., Subordinated Debentures           9.38%        2/1/06        475,000
 6,400,000    Petroleum Heat & Power Co., Inc., Subordinated Debentures           12.25%       2/1/05      7,072,000
 3,400,000    Sherritt, Inc., Debentures                                          10.50%      3/31/14      3,527,500
                                                                                                         -----------
                                                                                                          20,790,996
                                                                                                         -----------
              Paper & Forest Products - 2.2%
 2,500,000    Container Corp. of America, Sr. Notes                               11.25%       5/1/04      2,643,750
 3,900,000    Gaylord Container Corp., Sr. Subordinated Debentures             Zero Coupon    5/15/05      3,812,250
 3,850,000    Malette, Inc., Sr. Secured Notes                                    12.25%      7/15/04      4,292,750
 2,250,000    Repap New Brunswick, Second Priority Secured Notes                  10.63%      4/15/05      2,306,250
                                                                                                         -----------
                                                                                                          13,055,000
                                                                                                         -----------
              Publishing & Printing - 2.6%
 2,500,000    K-III Communications Corp., Sr. Notes                               10.25%       6/1/04      2,668,750
 9,250,000    Neodata Services, Inc., Sr. Notes                                Zero Coupon     5/1/03      8,232,500
 3,500,000    News America Holdings, Inc., Convertible Liquid Yield
                 Option Notes                                                  Zero Coupon    3/11/13      1,553,125
   750,000    News America Holdings, Inc., Subordinated Notes                  Zero Coupon    3/31/02        663,750
 2,000,000    Sullivan Graphics, Inc., Sr. Subordinated Notes                     12.75%       8/1/05      1,970,000
                                                                                                         -----------
                                                                                                          15,088,125
                                                                                                         -----------
              Retail - 6.8%
 4,850,000    Di Giorgio Corp., Sr. Notes                                         12.00%      2/15/03      3,746,625
 5,400,000    Dominick's Finer Foods, Sr. Subordinated Notes                      10.88%       5/1/05      5,710,500
 2,250,000    F & M Distributors, Inc., Sr. Subordinated Notes                    11.50%      4/15/03         78,750    (c)
 4,750,000    Farm Fresh, Inc., Sr. Notes                                         12.25%      10/1/00      3,942,500
 1,500,000    Penn Traffic Co., Sr. Subordinated Debentures                       9.63%       4/15/05      1,085,625
 2,200,000    Purity Supreme, Notes, Series B                                     11.75%       8/1/99      2,400,750
 8,500,000    Ralph's Supermarkets, Inc., Sr. Subordinated Notes                  11.00%      6/15/05      8,287,500
 4,500,000    Smitty's SuperValu, Inc., Sr. Subordinated Notes, Series B          12.75%      6/15/04      4,387,500
 8,800,000    TLC Beatrice International Holdings, Sr. Secured Notes              11.50%      10/1/05      8,756,000
 5,000,000    Wherehouse Entertainment, Inc., Sr. Subordinated Notes              13.00%       8/1/02      1,025,000    (c)
                                                                                                         -----------
                                                                                                          39,420,750
                                                                                                         -----------
              Services - 0.5%
   750,000    Flagstar Corp., Sr. Subordinated Debentures                         11.38%      9/15/03        558,750
 2,950,000    Flagstar Corp., Sr. Subordinated Debentures                         11.25%      11/1/04      2,153,500
                                                                                                         -----------
                                                                                                           2,712,250
                                                                                                         -----------
              Telecommunications - 13.8%
 4,600,000    A+ Communications Inc., Sr. Suboridinated Notes                     11.88%      11/1/05      4,634,500
 7,300,000    Call-Net Enterprises, Inc., Sr. Discount Notes                   Zero Coupon    12/1/04      5,164,750
 3,900,000    CenCall Communications Corp.,
                 Sr. Redeemable Discount Notes                                 Zero Coupon    1/15/04      2,076,750
 2,100,000    Comcast Cellular, Inc., Sr.
                 Participation Redeemable Notes, Series B                      Zero Coupon     3/5/00      1,606,500
 5,250,000    Comcast Cellular, Inc., Sr. Redeemable Notes                     Zero Coupon     3/5/00      4,016,250
 1,500,000    Dial Call Communications, Inc., Sr. Discount Notes               Zero Coupon    4/15/04        802,500
 3,850,000    Dial Call Communications, Inc., Sr. Discount Notes               Zero Coupon   12/15/05      1,896,125
 3,250,000    General Instrument, Convertible Jr. Subordinated Notes              5.00%       6/15/00      3,282,500
 6,100,000    Horizon Cellular Telephone Co.,
                 Sr. Subordinated Discount Notes                               Zero Coupon    10/1/00      5,215,500
 6,900,000    In-Flight Phone Corp., Unit Debentures                           Zero Coupon    5/15/02      2,932,500
 9,000,000    IntelCom Group (U.S.A.), Inc., Unit Notes                        Zero Coupon    9/15/05      5,085,000
 7,000,000    Intermedia Communications of FL, Sr. Notes                          13.50%       6/1/05      7,665,000
 7,250,000    IXC Communications, Inc., Sr. Notes, Series A                       13.00%      10/1/05      7,413,125
 5,250,000    MobileMedia Communications, Inc., Sr. Subordinated
                 Deferred Coupon Notes                                         Zero Coupon    12/1/03      3,937,500
 8,500,000    PageMart Nationwide, Inc., Sr. Discount Exchange Notes           Zero Coupon     2/1/05      5,312,500
 5,000,000    Rogers Cantel Mobile, Inc., Sr. Subordinated Notes                  11.13%      7/15/02      5,287,500
 2,150,000    USA Mobile Communications, Inc., Sr. Notes                          14.00%      11/1/04      2,483,250
 2,250,000    USA Mobile Communications, Inc., Sr. Notes                          9.50%        2/1/04      2,160,000
 8,000,000    Viatel, Inc., Sr. Discount Notes                                 Zero Coupon    1/15/05      4,200,000
     3,200    WinStar Communications, Inc., Units, (each unit consists
                 of $2,000 principal amount of senior discount notes and
                 $1,000 principal amount of convertible senior subordinated
                 discount notes)                                               Zero Coupon   10/15/05      5,008,000
                                                                                                         -----------
                                                                                                          80,179,750
                                                                                                         -----------
              Transportation - 0.1%
 1,950,000    Burlington Motor Holdings, Inc., Sr. Subordinated Notes             11.50%      11/1/03        653,250    (c)
                                                                                                         -----------
              Total Corporate Bonds (cost $448,738,845)                                                  450,363,784
                                                                                                         -----------
              FOREIGN GOVERNMENT BONDS - 0.7% (a,f)
 2,200,000    Argentina, (Republic of), Par Bond                                  5.00%       3/31/23      1,045,000
 5,730,523    Brazil, (Republic of), Emerging Markets (Brady Bonds)               8.00%       4/15/14      2,917,209
                                                                                                         -----------
              Total Foreign Government Bonds (cost $3,794,667)                                             3,962,209
                                                                                                         -----------
              PREFERRED STOCKS - 11.6% (a)
    48,101    Berg Electronics Holding Corp., Preferred Stock                                              1,382,904
    36,000    Cablevision Systems Corp., Redemption Exchange Preferred Stock, Series G                     3,699,000
    32,000    California Federal Bank, Preferred Stock                                                     3,456,000
   117,000    Chevy Chase Savings Bank, Preferred Stock                                                    3,524,625
       270    Communications & Power Industries, Inc., Preferred Units                                     2,889,000
       945    Communications & Power Industries, Inc., Preferred Stock                                        94,500
     5,150    Consolidated Hydro, Inc., Preferred Stock                                                    2,627,788    (b)
    23,500    EnviroSource, Inc., Jr. Convertible Preferred Stock                                          3,137,250    (b)
    42,500    First Nationwide Bank, Noncummulative Preferred Stock                                        4,823,750
   100,000    Flagstar Cos., Convertible Preferred Stock, Series A                                         1,325,000
    45,500    Grand Union Holdings Corp., Preferred Stock                                                          0    (c,d)
   165,000    Granite Broadcasting Corp., Convertible Preferred Stock                                      8,497,500
   196,465    Harvard Industries, Inc., Exchangeable Payment-In-Kind Preferred Stock                       5,353,671
    20,257    K-III Communications Corp., Payment-In-Kind Preferred Stock, Series B                        1,944,665
    93,000    K-III Communications Corp., Preferred Stock                                                  2,522,625
   110,000    MFS Communication, Inc., 8% Cummulative Convertible Preferred Stock                          4,345,000
    87,000    Network Imaging Corp., Convertible Preferred Stock                                           1,402,875
    90,000    Newscorp Overseas Limited, Cummulative Guaranteed Preferred Stock                            2,272,500
     7,172    PanAmSat Corporation, Convertible Preferred Stock                                            7,799,550
    74,942    Riggs National Corp., Preferred Stock                                                        2,126,479
   122,500    River Bank America, Preferred Stock                                                          2,894,063
    16,750    Storage Technology Corp., Convertible Preferred Stock                                          963,125
    25,000    Unisys Corp., Convertible Preferred Stock, Series A                                            687,500
                                                                                                         -----------
              Total Preferred Stocks (cost $66,867,037)                                                   67,769,370
                                                                                                         -----------
              COMMON STOCKS & STOCK WARRANTS - 4.8% (a)
    95,000    ADT Limited, Common Stock                                                                    1,330,000    (b)
    28,000    American Telecasting, Inc., Stock Warrants                                                      91,000    (b)
    32,000    AmeriSource Health Corp., Class A Common Stock                                                 872,000    (b)
    10,700    Arcadian Corp., Stock Warrants                                                               1,177,000    (b,d)
   144,360    Arch Communications Group, Common Stock                                                      3,915,765    (b)
    60,000    Bell & Howell Holdings Co., Common Stock                                                     1,500,000    (b)
    88,600    Berg Electronics Holdings Corp., Common Stock                                                  531,600    (b,d)
   109,948    Charter Medical Corp., Common Stock                                                          1,979,064    (b)
     9,270    Consolidated Hydro, Inc., Stock Warrants                                                        37,080    (b,d)
     1,500    Dial Page Communications, Inc., Stock Warrants                                                   1,875    (b)
     3,086    Dial Page Communications, Inc., Stock Warrants                                                   3,858    (b)
    75,500    Envirotest Systems Corp., Common Stock                                                         273,688    (b)
     6,000    Federated Dept. Stores, Inc., Stock Warrants                                                    15,000    (b)
   152,013    Gaylord Container Corp., Class A Common Stock                                                1,159,099    (b)
   154,623    Gaylord Container Corp., Stock Warrants                                                      1,111,353    (b)
    27,000    General Instrument Corp., Common Stock                                                         513,000    (b)
    14,905    Grand Union Co., Stock Warrants                                                                 14,160    (c)
    29,811    Grand Union Co., Stock Warrants                                                                  4,472    (c)
   100,000    Harvard Industries, Inc., Class B Common Stock                                               2,762,500    (b)
   160,000    IntelCom Group (U.S.A.), Inc., Common Stock                                                  1,740,000    (b)
     7,000    Intermedia Communications of FL, Stock Warrants                                                 70,000    (b)
    22,333    International Cabletel, Inc., Common Stock                                                     591,825    (b)
    32,180    JPS Textiles Group, Common Stock                                                               321,800    (b)
   143,834    Memorex Telex, N.V., Common Stock                                                              125,855    (b)
     3,981    Memorex Telex, N.V., Stock Warrants                                                                 40    (b)
     2,153    MFS Communications Co., Inc., Common Stock                                                      86,927    (b)
    15,000    News Corp., Ltd, ADR, Ordinary Shares, Common Stock                                            273,750
    30,000    News Corp., Ltd, ADR, Preference Shares, Common Stock                                          596,250
    26,250    PageMart Nationwide, Inc., Common Stock                                                        242,813    (b)
    19,200    Payless Cashways, Inc., Stock Warrants                                                           4,800    (b)
   110,000    Plantronics, Inc., Common Stock                                                              3,671,250    (b)
     4,500    Terex Corp., Stock Appreciation Rights                                                             225    (b,d,e)
    20,000    Triangle Wire & Cable, Inc., Stock Warrants                                                          0    (b,d)
    18,200    United International Holdings, Inc., Stock Warrants                                            546,000    (b)
   288,800    Viatel, Inc., Common Stock                                                                   1,155,200    (b,d)
    80,000    Wireless One, Inc., Common Stock                                                               940,000    (b)
                                                                                                         -----------
              Total Common Stocks & Stock Warrants (cost $22,883,404)                                     27,659,249
                                                                                                         -----------
   Principal                                                                                   Maturity
    Amount                                                                         Rate          Date
--------------                                                                 -----------   -----------
               SHORT -TERM SECURITIES - 5.4% (a)
               Commercial Paper - 5.4%
$14,300,000    Associates Corp. of North America                                   5.90%       11/1/95     14,300,000
  6,809,000    Centerior Fuel Corp.                                                5.75%       11/6/95      6,803,562
  5,000,000    Nestle Capital Corp.                                                5.69%       11/2/95      4,999,210
  5,000,000    Sears Roebuck Acceptance Corp.                                      5.76%       11/8/95      4,994,400
                                                                                                         -----------
              Total Short-Term Securities (at amortized cost)                                             31,097,172
                                                                                                         -----------
              Total Investments (cost $573,381,125)                                                      $580,851,784   (g)
                                                                                                         ===========

Notes to Portfolio of Investments:
----------------------------------
(a) The categories of investments are shown as a percentage of total investments of the Lutheran Brotherhood
High Yield Fund.
(b) Currently non-income producing.
(c) Currently non-income producing and in default.
(d) Denotes restricted securities. These securities have been valued from the date of acquisition through
October 31, 1995, by obtaining
quotations from brokers who are active with the issues. The following table indicates the acquisition date and cost of restricted
securities the Fund owned as of October 31, 1995.

                                                            Aquisition
                             Security                           Date             Cost
          --------------------------------------------     -------------    -------------
          Arcadian Corp., Stock Warrants                        2/6/92       $  290,000
          Berg Electronics Holding Corp., Common Stock          4/21/93          82,196
          Consolidated Hydro, Inc., Stock Warrants              2/8/94          202,776
          Grand Union Holdings Corp., Preferred Stock           6/14/93       5,218,975
          Terex Corp., Stock Appreciation Rights                7/27/92          11,250
          Triangle Wire & Cable, Inc., Stock Warrants           1/3/92            1,998
          Viatel, Inc., Common Stock                            8/15/95       1,084,601

(e) Includes stock rights that automatically traded with the stock and had no separate value at October 31,
1995.
(f)  Denominated in U.S. Dollars.
(g) At October 31, 1995, the aggregate cost of securities for federal income tax purposes was $573,479,773 and the net unrealized
appreciation of investments based on that cost was $7,372,011 which is comprised of $41,238,107 gross unrealized appreciation and $33,866,096 aggregate gross unrealized depreciation.

         The accompanying notes are an integral part of the financial statements.



Lutheran Brotherhood Income Fund
Portfolio of Investments
October 31, 1995

  Principal                                                                                 Maturity
    Amount                                                                     Rate           Date            Value
----------------                                                           ----------      -----------    -------------
                 Corporate Bonds 29.3% (a)
                 Bank & Finance - 12.9%
  $ 3,000,000    Associates Corp. of North America, Notes                      10.75%         11/1/95   $    3,000,000
    7,500,000    Associates Corp. of North America, Notes                      6.63%          5/15/98        7,612,117
   13,000,000    Associates Corp. of North America, Sr. Notes                  9.13%           4/1/00       14,263,275
    6,000,000    Citicorp, Subordinated Debentures                             7.13%           9/1/05        6,174,666
    6,000,000    Dresdner Bank- New York, Subordinated Notes                   7.25%          9/15/15        6,137,352
   20,000,000    General Electric Capital Corp., Debentures                    8.85%           4/1/05       23,268,260
    9,000,000    Nationwide CSN Trust, Trust Notes                             9.88%          2/15/25       10,338,750
    8,000,000    New York Life Insurance Co., Surplus Notes                    6.40%         12/15/03        7,847,216
    4,000,000    Norwest Corp., Medium Term Notes, Series G                    6.38%          9/15/02        3,995,692
    6,000,000    Reliastar Financial Corp., Sr. Notes                          8.63%          2/15/05        6,599,184
    9,000,000    Societe-Generale, Subordinated Notes                          9.88%          7/15/03       10,758,834
    7,500,000    Swiss Bank Corp., Subordinated Debentures, (New York Branc    7.50%          7/15/25        7,827,923
   15,000,000    The Prudential Insurance Co. of America, Surplus Notes        7.65%           7/1/07       15,357,900
    8,000,000    The Prudential Insurance Co. of America, Surplus Notes        8.30%           7/1/25        8,168,240
                                                                                                        --------------
                                                                                                           131,349,409
                                                                                                        --------------
                 Broadcasting - 0.6%
    6,000,000    Cox Communications, Inc., Notes                               6.38%          6/15/00        6,011,856
                                                                                                        --------------
                 Chemicals - 0.8%
    3,000,000    Methanex Corp., Notes                                         7.40%          8/15/02        3,022,500
    5,500,000    Methanex Corp., Notes                                         7.75%          8/15/05        5,665,000
                                                                                                        --------------
                                                                                                             8,687,500
                                                                                                        --------------
                 Computers & Office Equipment - 1.1%
   11,000,000    Electronic Data Systems Corp., Notes                          6.85%          5/15/00       11,151,250
                                                                                                        --------------
                 Electric Utilities - 2.5%
    5,000,000    Arizona Public Service Co., First Mortgage Bonds              9.50%          4/15/21        5,607,945
    7,085,000    DQU Funding Corp., Collateralized Lease Obligation Bonds      7.23%          12/1/99        7,122,132
    7,000,000    Texas Utilities Electric Co., First Mortgage Bonds            7.38%          10/1/25        6,821,829
    5,000,000    Virginia Electric & Power Co., Debentures                     8.63%          10/1/24        5,627,690
                                                                                                        --------------
                                                                                                            25,179,596
                                                                                                        --------------
                 Food & Beverage - 0.8%
    8,000,000    Nabisco, Inc., Notes                                          6.70%          6/15/02        7,993,880
                                                                                                        --------------
                 Household Products - 1.2%
   10,000,000    Procter & Gamble, Guaranteed ESOP Debentures                  9.36%           1/1/21       12,642,520
                                                                                                        --------------
                 Natural Gas - 1.4%
    6,000,000    Coastal Corp., Sr. Debentures                                 9.75%           8/1/03        6,967,878
    6,000,000    Coastal Corp., Sr. Notes                                      10.38%         10/1/00        6,911,274
                                                                                                        --------------
                                                                                                            13,879,152
                                                                                                        --------------
                 Paper & Forest Products - 1.0%
    9,000,000    Georgia Pacific Corp., Debentures                             8.63%          4/30/25        9,706,581
                                                                                                        --------------
                 Petroleum - 1.8%
    7,628,193    Mobil Oil Corp, ESOP Sinking Fund Debentures                  9.17%          2/29/00 8,158,222
   10,000,000    Texaco Capital, Inc., Debentures                              7.50%           3/1/43       10,350,100
                                                                                                        --------------
                                                                                                            18,508,322
                                                                                                        --------------
                 Pollution Control - 0.5%
    5,000,000    Browning-Ferris Industries, Inc., Debentures                  7.40%          9/15/35        5,108,000
                                                                                                        --------------
                 Retail - 1.1%
    9,000,000    Dayton Hudson Corp., Debentures                               8.50%          12/1/22        9,568,665
    2,000,000    K-Mart Corp., Pass Through Certificates, Series 1995-K-4      9.35%           1/2/20        1,860,258
                                                                                                        --------------
                                                                                                            11,428,923
                                                                                                        --------------
                 Telecommunications - 0.6%
    6,000,000    TCI Communications, Inc., Sr. Notes                           8.00%           8/1/05        6,228,240
                                                                                                        --------------
                 Telephone - 3.0%
   10,000,000    AT&T Corp., Debentures                                        8.35%          1/15/25       11,039,450
    4,000,000    New York Telephone Co., Debentures                            9.38%          7/15/31        4,641,236
   15,000,000    U.S. West Communications, Inc., Debentures                    7.13%         11/15/43       14,713,710
                                                                                                        --------------
                                                                                                            30,394,396
                                                                                                        --------------
                       Total Corporate Bonds (cost $287,549,865)                                           298,269,625
                                                                                                        --------------
                 FOREIGN GOVERNMENT BONDS - 10.1% (a,c)
    8,000,000    African Development Bank, Subordinated Notes                  6.88%         10/15/15        7,978,080
    5,000,000    African Development Bank, Subordinated Notes                  7.75%         12/15/01        5,368,035
   20,325,000    British Columbia Hydro & Power, Debentures                    15.50%         7/15/11       22,964,180
    4,000,000    Inter American Development Bank, Notes                        7.00%          6/15/25        4,110,956
   14,000,000    International Bank for Reconstruction &
                    Development, Debentures                                    12.38%        10/15/02       18,755,842
    7,500,000    Malayan Banking Berhad- New York Branch,
                    Subordinated Notes                                         7.13%          9/15/05        7,572,262
    5,000,000    Ontario Province, Canada, Debentures                          11.75%         4/25/13        5,840,645
   10,000,000    Ontario Province, Canada, Debentures                          15.13%          5/1/11       11,022,290
   13,000,000    Ontario Province, Canada, Sr. Secured Notes                   7.75%           6/4/02       13,949,637
    5,000,000    Tenaga Nasional Berhad, Debentures                            7.50%          11/1/25        4,966,660
                                                                                                        --------------
                       Total Foreign Government Bonds (cost $106,622,673)                                  102,528,587
                                                                                                        --------------
                 ASSET-BACKED SECURITIES - 12.1% (a)
    6,000,000    Chemical Master Credit Card Trust 1, 6.23% Asset Backed
                    Certificates, Series 1995-2-A                              6.23%          6/15/03        6,037,734
   15,000,000    Household Affinity Master Trust, Series 1993-1-A              6.08%          9/15/00       15,057,885     (b)
   10,125,205    IBM Credit Receivables Lease Trust, Series 1993-1             4.55%         11/15/00       10,010,263
   25,000,000    ITT Floorplan Receivable Master Trust, Series 1994-1-A        6.08%          2/15/01       25,100,225     (b)
   18,000,000    NationsBank Credit Card Master, Series 1995-A                 6.45%          4/15/03       18,282,042
   19,000,000    Prime Credit Card Master Trust, Series 1995-1-A               6.75%         11/15/05       19,560,671
   10,000,000    Sears Credit Account Master Trust II, Master Trust Certificates,
                    Series 1995-4-A                                            6.25%          1/15/03       10,091,190
   19,000,000    Standard Credit Master Trust 1, Credit Card Participation
                    Certificates, Series 1995-9-A                              6.55%          10/7/07       19,023,161
                                                                                                        --------------
                       Total Asset-Backed Securities (cost $122,157,801)                                   123,163,171
                                                                                                        --------------
                 MORTGAGE-BACKED SECURITIES - 17.9% (a)
   55,107,587    Federal National Mortgage Association,
                    Participation Certificates                                 6.50%           3/1/25       53,701,186
   83,000,000    Federal National Mortgage Association,
                    Participation Certificates                               6.5 - 7.0%          2025       81,750,313     (d)
   46,947,855    Government National Mortgage Association,
                    Modified Pass Through Certificates                         7.00%     2024 - 2025        46,711,132
                                                                                                        --------------
                       Total Mortgage-Backed Securities (cost $177,826,509)                                182,162,631
                                                                                                        --------------
                 U.S. GOVERNMENT AGENCIES - 0.6% (a)
    6,000,000    Tennessee Valley Authority, Power Bonds, Series 1994-A
                    (cost $5,924,780)                                          7.85%          6/15/44        6,135,000
                                                                                                        --------------
                 U.S. GOVERNMENT - 19.5% (a)
   82,500,000    U.S. Treasury Bonds                                       7.625 - 12.0% 2003 - 2025       111,088,726
   81,500,000    U.S. Treasury Notes                                        6.5 - 9.25%  1998 - 2005        87,272,549
                                                                                                        --------------
                       Total U.S. Government (cost $194,356,501)                                           198,361,275
                                                                                                        --------------
    Shares
--------------
                 COMMON STOCKS - 0.2% (a)
       30,000    Texaco, Inc., with stock rights attached (cost $1,900,225)                                  2,043,750
                                                                                                        --------------
                 OPTIONS ON U.S. TREASURY BOND FUTURES -  .001% (a)
                 U.S. Treasury Bond Futures, 50 call option contracts,
                    exercise price of $119, expires
                    November 18, 1995 (cost $27,873)                                                            14,844
                                                                                                        --------------
  Principal
    Amount
--------------
                 SHORT-TERM SECURITIES - 10.3% (a)
                 Commercial Paper - 7.9%
   20,000,000    Cargill, Inc                                                  5.68%          11/8/95       19,977,911
    3,100,000    Koch Industries                                               5.88%          11/1/95        3,100,000
   13,600,000    Metlife Funding, Inc                                          5.72%         11/10/95       13,580,552
    5,000,000    Metlife Funding, Inc                                          5.70%         11/10/95        4,992,875
   20,000,000    Nestle Capital Corp                                           5.71%          11/9/95       19,974,622
   14,000,000    UBS Finance (Delaware), Inc                                   5.90%          11/1/95       14,000,000
    5,000,000    Wal-Mart Stores, Inc                                          5.72%          11/2/95        4,999,206
                                                                                                        --------------
                                                                                                            80,625,166
                                                                                                        --------------
                 U.S. Government Agencies - 2.4%
    9,000,000    Federal Home Loan Mortgage Corp., Discount Notes              5.60%         11/13/95        8,983,200
   15,703,000    Federal Home Loan Mortgage Corp., Discount Notes              5.61%         11/13/95       15,673,635
                                                                                                        --------------
                                                                                                            24,656,835
                                                                                                        --------------
                       Total Short-Term Securities (at amortized cost)                                     105,282,001
                                                                                                        --------------
                       Total Investments (cost $1,001,648,228)                                          $1,017,960,884     (e)
                                                                                                        ==============

Notes to Protfolio of Investments:
----------------------------------
(a) The categories of investments are shown as a percentage of total investments of the Lutheran Brotherhood
Income Fund.
(b) Denotes variable rate obligations for which current yield is shown.
(c)  Denominated in U.S. dollars.
(d) Denotes investments purchased on a when-issued basis.
(e) At October 31, 1995, the aggregate cost of securities for federal income tax purposes was $1,001,785,669 and the net unrealized appreciation of investments based on that cost was $16,175,215 which is comprised of
$24,909,061 aggregate gross unrealized appreciation and $8,733,846 aggregate gross unrealized depreciation.

The accompanying notes are an integral part of the financial statements.



Lutheran Brotherhood Municipal Bond Fund
Portfolio of Investments
October 31, 1995
  Principal                                                                                         Maturity
   Amount                                                                                Rate         Date            Value
------------                                                                          ---------    ----------     ------------
              LONG-TERM MUNICIPAL SECURITIES - 99.8% (a)
              Alabama - 0.4%
$2,000,000   Huntsville, Alabama, General Obligation Warrants, Series B                 7.875%      8/1/2012     $  2,164,700

              Arizona - 0.6%
  1,700,000   Pima County, Arizona (Catalina Foothills Unified School District
                #16), Unlimited Tax General Obligation Bonds, Series A                     8.9%      7/1/2005        2,219,724(b)
  1,500,000   Tucson, Arizona, Unlimited Tax
                General Obligation Refunding Bonds                                         6.1%      7/1/2012        1,564,365(e)
                                                                                                                  ------------
                                                                                                                     3,784,089
                                                                                                                  ------------
              Arkansas - 0.6%
  1,340,000   Arkansas Development Finance Authority, Correctional
                Facilities Construction Revenue Bonds                                    7.125%    11/15/2010        1,454,959(b)
  1,000,000   Arkansas Housing Development Agency,
                Single Family Mortgage Bonds, Series A                                   8.375%      7/1/2010        1,259,840(c)
    875,000   Pope County, Arkansas, Pollution Control Revenue Refunding Bonds,
                Series 1994, (Arkansas Power and Light Co. Project)                        6.3%     12/1/2016          924,053(g)
                                                                                                                  ------------
                                                                                                                     3,638,852
                                                                                                                  ------------
              California - 9.7%
  2,500,000   Alameda, California, Unified School District, Alameda County,
                Crossover Refunding Bonds, Series A                                        6.1%      7/1/2013        2,560,500(d)
  2,000,000   Alameda County, California, Certificates of Participation,
                Revenue Refunding Bonds, Santa Rita Jail Project                         5.375%      6/1/2009        2,016,220(b)
  1,000,000   California Educational Facilities Authority (Stanford University),
                Revenue Bonds                                                              5.0%      1/1/2015          920,040
  4,400,000   California State Department of Water Resources (Central Valley
                Project),Water System Revenue Bonds, Series H                              6.9%     12/1/2025        4,915,152(c)
  3,000,000   California State Public Works Board, Department of Corrections,
                Lease Revenue Bonds, State Prison, Series A                                7.4%      9/1/2010        3,508,830
  2,000,000   California State Public Works Board, Lease Revenue Refunding
                Bonds (Department of Corrections, Various State Prisons),
                Series 1993-A                                                             5.25%     12/1/2008        2,011,200(d)
  2,490,000   California Statewide Communities Development Authority,
                Certificates of Participation,
                (The Trustees of the J. Paul Getty Trust)                                  5.0%     10/1/2015        2,278,400
  1,000,000   California State, Unlimited Tax General Obligation Bonds,
                Veteran's Series AT                                                        9.5%      2/1/2010        1,398,710
  2,000,000   California State, Various Purpose General Obligation Bonds                   6.3%      9/1/2010        2,184,000(d)
  1,000,000   Central Valley Financing Authority, California,
                Cogeneration Project Revenue Bonds, (Carson Ice-Gen Project),
                Series 1993                                                                6.0%      7/1/2009        1,004,260
  1,900,000   El Cajon, California, Redevelopment Agency Tax Allocation
                Refunding Bonds (El Cajon Redevelopment Project)                           6.6%     10/1/2022        2,007,996(d)
  2,000,000   Metropolitan Water District of Southern California,
                Unlimited Tax General Obligation Bonds, Series G                         6.625%      3/1/2009        2,147,080(c)
  2,000,000   Rancho, California, Water District Financing Authority,
                Revenue Refunding Bonds                                                    5.9%     11/1/2015        2,036,140(e)
  2,145,000   Rancho, California, Water District Financing Authority,
                Revenue Refunding Bonds, Series A                                        4.875%      8/1/2015        1,915,657(e)
  1,000,000   Rio Linda, California, Union School District, Series 1992-A                  7.4%      8/1/2010        1,147,710(d)
  2,815,000   Riverside County Transportation Commission, California,
                Sales Tax Revenue Capital Appreciation Bonds                       Zero Coupon       6/1/2004        1,852,186(b)
  1,000,000   Sacramento, California, Cogeneration Authority,
                Cogeneration Project Revenue Bonds,
                (Procter & Gamble Project), 1995 Series                                  6.375%      7/1/2010        1,028,490
  2,000,000   Sacramento, California, Municipal Utility District,
                Electric Revenue Bonds, Series Y                                          6.75%      9/1/2009        2,184,660(b)
  1,500,000   San Francisco Bay Area Rapid Transit District, California,
                Sales Tax Revenue Refunding Bonds, Series 1990                            6.75%      7/1/2010        1,713,015(b)
 15,000,000   San Joaquin Hills Transportation Corridor Agency,
                California, Sr. Lien Convertible Toll Revenue Bonds                Zero Coupon       1/1/2013       10,935,150
  3,000,000   San Mateo County, California, Joint Powers Financing Authority,
                Lease Revenue Refunding Bonds,
                Capital Projects Program, 1993 Series                                      5.0%      7/1/2021        2,722,170(b)
  1,500,000   State of California, General Obligation Bonds                                7.0%      8/1/2006        1,734,705
  2,000,000   University of California Revenue Bonds,
                Multiple Purpose Projects, Series C                                       4.75%      9/1/2015        1,756,440(d)
  2,490,000   University of California Revenue Bonds,
                Multiple Purpose Projects, Series 1989-B                                  11.0%      9/1/1998        2,944,774(d)
  1,000,000   University of California, Housing System Revenue Bonds,
                Series A                                                                  5.25%     11/1/2012          957,710(b)
                                                                                                                  ------------
                                                                                                                    59,881,195
                                                                                                                  ------------
              Colorado - 6.1%
  3,000,000   Arapahoe County, Colorado, E-470 Public Highway Authority,
                Capital Improvement Trust Fund, Highway Revenue Bonds,
                (E-470 Project)                                                           6.95%     8/31/2020        3,169,470
    920,000   Colorado Housing & Finance Authority, Single Family Residential
                Housing Revenue Bonds, Series 1987-B                                       9.0%      9/1/2017          959,505
  3,100,000   Colorado Springs, Colorado, Utilities System Refunding Bonds,
                Series 1991-B                                                              7.0%    11/15/2021        3,543,982(c)
    710,000   Colorado Springs, Colorado, Utilities System Refunding Revenue
                Bonds, Series 1985-A                                                       9.5%    11/15/2015          711,328(c)
  1,945,000   Colorado State Colleges Board, Western State College, Housing &
                Student Fee Revenue Bonds, Series 1992                                   6.625%      5/1/2015        2,187,055(c,f)
  1,195,000   Colorado Water Resources Power Development Authority, Clean
                Water Revenue Bonds, Series A                                             6.25%      9/1/2013        1,248,727(g)
  2,350,000   Denver, Colorado, City & County Revenue Bonds, Sisters of
                Charity of Leavenworth                                                     5.0%     12/1/2023        2,078,998
  2,680,000   Douglas County School District Number RE-1, Colorado,
                Douglas & Elbert Counties, Colorado, Project Fixed Rate
                Certificates of Participation, (Colorado Association of School
                Board Leases Purchase Finance Program), Series 1991-D                     7.25%     12/1/1996        2,770,959
  2,000,000   Douglas County School District Number RE-1, Colorado,
                Douglas & Elbert Counties, Colorado,
                General Obligation Bonds                                                   6.5%    12/15/2016        2,139,020(b)
  1,000,000   Eagle, Garfield, and Routt Counties, Colorado,
                Eagle County School District No.
                RE50J, General Obligation Bonds, Series 1994                               6.3%     12/1/2012        1,074,240(e)
  1,885,000   Goldsmith Metropolitan District, Colorado, Unlimited Tax
                General Obligation Bonds                                           Zero Coupon      12/1/2008          949,852(b)
  1,890,000   Goldsmith Metropolitan District, Colorado, Unlimited Tax
                General Obligation Bonds                                           Zero Coupon       6/1/2008          983,669(b)
  1,890,000   Goldsmith Metropolitan District, Colorado, Unlimited Tax
                General Obligation Bonds                                           Zero Coupon       6/1/2007        1,041,938(b)
  3,000,000   Larimer County, Colorado, School District No. R-2,
                Poudre Valley Unlimited Tax General Obligation Bonds                       7.0%    12/15/2016        3,557,730(b)
  2,300,000   Metropolitan Wastewater Reclamation District, Colorado,
                Gross Revenue Refunding Bonds, Series B                                   4.75%      4/1/2012        2,101,027(b)
  4,485,000   Regional Transportation District, Colorado, Sales Tax
                Revenue Refunding & Improvement Bonds, Series 1992                        6.25%     11/1/2012        4,706,111(e)
  5,000,000   St. Vrain Valley School District, Boulder, Larimer & Weld
                Counties, Colorado, General Obligation Refunding &
                Improvement Bonds, Series 1990-A                                   Zero Coupon     12/15/2004        3,074,150(b)
  2,500,000   St. Vrain Valley School District, Boulder, Larimer &
                Weld Counties, Colorado, General Obligation Refunding &
                Improvement Bonds, Series 1990-A                                   Zero Coupon     12/15/2003        1,651,825(b)
                                                                                                                  ------------
                                                                                                                    37,949,586
                                                                                                                  ------------
              Connecticut - 1.1%
  4,000,000   Connecticut Special Tax Obligation, Transportation Infrastructure
                Revenue Bonds, Series B                                                    6.5%     10/1/2010        4,429,040
  1,000,000   Connecticut State Health & Education Facilities Authority,
                Revenue Bonds, Hospital of St. Raphael, Series H                          5.25%      7/1/2012          982,500(d)
  1,515,000   Connecticut State Health & Education Facilities Authority,
                Revenue Bonds, Lawrence & Memorial Hospital, Series D                      5.0%      7/1/2022        1,372,317(b)
                                                                                                                  ------------
                                                                                                                     6,783,857
                                                                                                                  ------------
              Florida - 2.7%
 19,065,000   Broward County, Florida, Housing Finance Authority,
                Home Mortgage Revenue Bonds, 1983 Series A                         Zero Coupon       4/1/2014        2,922,474
  3,000,000   City of Jacksonville, Florida, Sales Tax Revenue Bonds,
                Series 1995, (River City Renaissance Project)                            5.375%     10/1/2018        2,864,910(e)
  1,000,000   Florida State Board of Education, Public Education
                Capital Outlay General Obligation Bonds, Series B-1                      7.875%      6/1/2019        1,109,420(c)
  1,500,000   Florida State Turnpike Authority, Turnpike Revenue
                Refunding Bonds, (Department of Transportation), Series A                  5.0%      7/1/2019        1,366,200(e)
  3,200,000   Hillsborough County, Florida, Industrial Development
                Authority (Weyerhaeuser Co., Inc.), Industrial
                Revenue Bonds, Series 1983                                                9.25%      6/1/2008        3,276,416
  1,705,000   Hillsborough County, Florida, Industrial Development Authority,
                Florida, (Tampa Electric Project), Pollution Control
                Revenue Bonds, Series 1991                                               7.875%      8/1/2021        1,992,003
  3,000,000   Lee County, Florida, Transportation Facilities,
                Revenue Bonds, Series 1995                                                5.75%     10/1/2022        3,004,950(b)
                                                                                                                  ------------
                                                                                                                    16,536,373
                                                                                                                  ------------
              Georgia - 2.6%
  1,500,000   Brunswick, Georgia, Water & Sewer Revenue Refunding &
                Improvement Bonds, Series A                                                6.1%     10/1/2019        1,610,475(b)
  2,000,000   Brunswick, Georgia, Water & Sewer Revenue Refunding &
                Improvement Bonds, Series 1992                                             6.0%     10/1/2011        2,111,540(b)
  5,000,000   Cherokee County, Georgia, Water & Sewer Revenue Refunding &
                Improvement Bonds                                                          5.5%      8/1/2018        4,904,150(b)
  1,000,000   Georgia State, Unlimited Tax General Obligation Bonds,
                Series B                                                                   6.3%      3/1/2009        1,106,760
  1,000,000   Georgia State, Unlimited Tax General Obligation Bonds,
                Series B                                                                   6.3%      3/1/2010        1,101,530
  2,000,000   Georgia State, Unlimited Tax General Obligation Bonds,
                Series 1994-B                                                             5.65%      3/1/2012        2,080,120
  3,500,000   Georgia State, Unlimited Tax General Obligation Bonds,
                Series 1994-D                                                              5.0%      8/1/2012        3,391,640
                                                                                                                  ------------
                                                                                                                    16,306,215
                                                                                                                  ------------
              Hawaii - 0.3%
  2,000,000   City & County of Honolulu, Hawaii, General Obligation
                Refunding & Improvement Bonds, Series 1993-B                               5.5%     10/1/2011        2,023,180

              Idaho - 0.5%
  3,115,000   Idaho Falls, Idaho, General Obligation Electric Refunding Bonds,
                Series 1991                                                        Zero Coupon       4/1/2010        1,503,299(b)
  1,000,000   Idaho Falls, Idaho, General Obligation Electric Refunding Bonds,
                Series 1991                                                        Zero Coupon       4/1/2007          580,710(b)
  2,000,000   Idaho Falls, Idaho, General Obligation Electric Refunding Bonds,
                Series 1991                                                        Zero Coupon       4/1/2011          903,920(b)
                                                                                                                  ------------
                                                                                                                     2,987,929
                                                                                                                  ------------
              Illinois - 0.9%
  3,940,000   Central Lake County, Illinois, Joint Action Water Agency,
                Unlimited Tax General Obligation Refunding Bonds                           6.0%      2/1/2019        4,009,423
  1,032,000   Illinois Health Facilities Authority (Community Provider
                Pooled Loan Program), Revenue Bonds, Series 1988-B                         7.9%     8/15/2003        1,062,908(b,c)
    165,000   Illinois Health Facilities Authority (Community Provider
                Pooled Loan Program), Revenue Bonds, Series 1988-B                         7.9%     8/15/2003          196,459(b,c)
                                                                                                                  ------------
                                                                                                                     5,268,790
                                                                                                                  ------------
              Indiana - 1.2%
    400,000   Indiana Housing Finance Authority, Single Family
                Mortgage Program Bonds, 1985 Series A                                     10.2%      1/1/2016          410,292
  2,450,000   Indiana Municipal Power Agency, Power Supply
                System Revenue Bonds, Series A                                             5.5%      1/1/2023        2,346,635(b)
  2,100,000   Indianapolis, Indiana, Resource Recovery Revenue Bonds,
                Ogden Martin Systems, Series A                                             7.8%     12/1/2004        2,208,927
    410,000   Indianapolis, Indiana, Resource Recovery Revenue Bonds,
                1985 Series A                                                              7.9%     12/1/2008          431,644
  2,190,000   Indianapolis, Indiana, Resource Recovery Revenue Bonds,
                1985 Series B                                                              7.9%     12/1/2008        2,305,610
                                                                                                                  ------------
                                                                                                                     7,703,108
                                                                                                                  ------------
              Iowa - 1.7%
  2,000,000   Iowa Finance Authority Revenue Bonds, Series 1995-A,
                (Correctional Facility Program)                                            5.5%     6/15/2015        2,014,700(d)
  4,000,000   Iowa Finance Authority, Iowa State Revolving Fund Revenue Bonds,
                Combined Series 1993                                                       5.2%      5/1/2023        3,891,640
  2,000,000   Iowa Finance Authority, Iowa State Revolving Fund Revenue Bonds,
                Combined Series 1994                                                      6.25%      5/1/2024        2,126,500
  2,275,000   Woodbury County, Iowa, Hospital System Revenue Refunding Bonds,
                St. Luke's Obligated Group, Series 1995-A                                 5.55%      9/1/2020        2,154,129(b)
                                                                                                                   ------------
                                                                                                                    10,186,969
                                                                                                                   ------------
              Kansas - 1.6%
  8,000,000   Kansas City, Kansas, Utility System Refunding and Improvement
                Revenue Bonds, Series 1994                                               6.375%      9/1/2023        8,484,160(e)
    920,000   Kansas City, Kansas, Utility System, Capital Appreciation
                Refunding & Improvement Revenue Bonds                            Zero Coupon         3/1/2007          510,922(d)
  1,255,000   Kansas City, Kansas, Utility System, Capital Appreciation
                Refunding & Improvement Revenue Bonds                              Zero Coupon       3/1/2007          691,605(c,d)
                                                                                                                  ------------
                                                                                                                     9,686,687
                                                                                                                  ------------
              Kentucky - 0.7%
     75,000   Jefferson County, Kentucky, Home Mortgage Revenue Bonds,
                Series 1983                                                              9.625%      5/1/2014           78,629
  1,000,000   Kentucky Development Finance Authority, Refunding and
                Improvement Revenue Bonds, (Ashland Hospital,
                Kings Daughter Project)                                                   9.75%      8/1/2005        1,105,460
    750,000   Kentucky Turnpike Authority, Economic Development Road
                Revenue and Revenue Refunding Bonds, Series 1993                           5.5%      7/1/2009          762,195(d)
  5,345,000   Kentucky Turnpike Authority, Economic Development Road
                Revenue Bonds                                                      Zero Coupon       1/1/2010        2,428,180(e)
                                                                                                                  ------------
                                                                                                                     4,374,464
                                                                                                                  ------------
              Louisiana - 1.3%
  1,740,000   Monroe, Louisiana, Special School District, Unlimited Tax General
                Obligation Bonds                                                          5.35%      3/1/2011        1,704,243(e)
  6,500,000   New Orleans, Louisiana, General Obligation Bonds, Series 1991        Zero Coupon       9/1/2012        2,467,270(d)
  3,000,000   Orleans Parish School Board #87, Louisiana, Escrowed to
                Maturity Bonds                                                            8.95%      2/1/2008        3,976,740(b,c)
                                                                                                                  ------------
                                                                                                                     8,148,253
                                                                                                                  ------------
              Maine - 0.3%
  1,250,000   Maine Health & Higher Education Facilities Authority,
                Revenue Bonds, Series 1994                                                 7.0%      7/1/2024        1,374,188(g)
    350,000   Regional Waste Systems, Inc., Maine, Solid Waste Resource
                Recovery System Revenue Bonds, Series A,B,C                               7.95%      7/1/2010          386,505
                                                                                                                  ------------
                                                                                                                     1,760,693
                                                                                                                  ------------
              Maryland - 2.6%
  2,000,000   Maryland Health & Higher Education Facilities Authority,
                Union Hospital of Cecil County Revenue Bonds, Series 1992                  6.7%      7/1/2022        1,997,280
  2,500,000   Maryland Health & Higher Education Facilities Authority,
                Project & Refunding Revenue Bonds
                (University of Maryland Medical System Issue), Series 1993               5.375%      7/1/2013        2,484,300(e)
  3,000,000   Maryland Health & Higher Education Facilities Authority,
                Revenue Project & Refunding Bonds,
                (University of Maryland Medical System Issue), Series 1993                 5.0%      7/1/2020        2,749,440(e)
  3,250,000   Maryland Health & Higher Education Facilities Authority,
                Revenue Refunding Bonds, (Suburban Hospital Issue),
                Series 1993                                                              5.125%      7/1/2021        2,946,645
  4,500,000   Morgan State University, Maryland, Academic Fee and Auxiliary
                Facilities Fees Revenue Refunding Bonds, Series 1993                      6.05%      7/1/2015        4,839,885(b)
  1,000,000   Prince George's County, Maryland, Dimensions Health Corp.,
                Hospital Revenue Bonds, Series 1992                                        7.0%      7/1/2022        1,151,040(c)
                                                                                                                  ------------
                                                                                                                    16,168,590
                                                                                                                  ------------
              Massachusetts - 5.1%
  5,000,000   Commonwealth of Massachusetts, General Obligation Bonds,
                Consolidated Loan of 1993, Series A                                        5.5%     11/1/2008        5,130,850
  2,000,000   Commonwealth of Massachusetts, General Obligation Refunding
                Bonds, Series B                                                            6.5%      8/1/2008        2,241,860
  1,800,000   Commonwealth of Massachusetts, Limited Tax General Obligation
                Bonds, Construction Loan, Series C                                       7.375%     12/1/2008        1,994,976(c)
  2,970,000   Massachusetts Health and Education Facilities Authority
                (Harvard University), Revenue Bonds, Series J                             8.75%     12/1/2007        3,025,895(c)
  1,500,000   Massachusetts Health and Education Facilities Authority
                Revenue Bonds, Newton- Wellesley Hospital Issue, Series C                  8.0%      7/1/2018        1,675,695(c)
  1,000,000   Massachusetts Health and Educational Facilities Authority
                Revenue Bonds, Newton- Wellesley Hospital Issue, Series E                  6.0%      7/1/2018        1,021,790(b)
  2,500,000   Massachusetts Health and Education Facilities Authority,
                Revenue Bonds, Daughters of Charity National Health System,
                The Carney Hospital, Series D                                              6.1%      7/1/2014        2,568,775
  1,500,000   Massachusetts Health and Education Facilities Authority,
                Revenue Bonds, Series F                                                    6.5%      7/1/2012        1,607,445
  5,000,000   Massachusetts State Port Authority, Revenue Bonds, Series B                  6.0%      7/1/2023        5,054,250
  4,000,000   Massachusetts State Turnpike Authority,
                Turnpike Revenue Bonds, Series A                                           5.0%      1/1/2020        3,644,560(e)
  3,000,000   Plymouth County, Massachusetts, Correctional Facility
                Certificates of Participation Bonds                                        7.0%      4/1/2012        3,267,870
                                                                                                                  ------------
                                                                                                                    31,233,966
                                                                                                                  ------------
              Michigan - 5.5%
 10,000,000   Detroit, Michigan, Sewer Disposal Revenue Bonds,
                Linked Pars & Inflows                                                      5.7%      7/1/2023        9,821,600(e)
  2,000,000   Economic Development Corporation of the County of St. Clair,
                Michigan, Pollution Control Revenue Refunding Bonds,
                (Detroit Edison Company Project), Series 1993-AA                           6.4%      8/1/2024        2,138,140(d)
  1,400,000   Kent County, Michigan, Limited Tax Guaranteed Obligation Refuse
                Disposal System Refunding Bonds                                            8.3%     11/1/2007        1,536,948
  1,500,000   Livonia Public Schools, County of Wayne, Michigan,
                1992 School Building and Site Bonds, Series II
                (Unlimited Tax General Obligation)                                 Zero Coupon       5/1/2009          716,565(e)
  2,460,000   Michigan Municipal Bond Authority, Government Loan Revenue
                Refunding Bonds, Series A                                          Zero Coupon      12/1/2005        1,485,250(e)
    390,000   Michigan State Hospital Finance Authority, Hospital Revenue &
                Refunding Bonds, (Detroit Medical Center Obligated Group),
                Series 1988-A                                                            8.125%     8/15/2012          436,394(c)
    110,000   Michigan State Hospital Finance Authority, Hospital Revenue
                & Refunding Bonds, (Detroit Medical Center Obligated Group),
                Series 1988-A                                                            8.125%     8/15/2012          118,760
  2,750,000   Michigan State Hospital Finance Authority, Hospital Revenue Bonds,
                (Holland Community Hospital), Series 1993                                 5.25%      1/1/2008        2,682,268
  1,100,000   Michigan State Hospital Finance Authority, Refunding
                Hospital Bonds, St. John's Hospital, Series A                             5.75%     5/15/2016        1,099,967(d)
  3,000,000   Michigan State Hospital Finance Authority Revenue
                Refunding Bonds, (Sisters of Mercy Health Corp.)                         5.375%     8/15/2014        2,921,880(b)
  3,320,000   Sault St. Marie Chippewa Indians Housing Authority,
                Health Facilities Revenue Bonds, (Tribal Health &
                Human Services Center Project), Series 1992                               7.75%      9/1/2012        3,424,148
  1,000,000   Vicksburg, Michigan, Community Schools, Qualified School
                General Obligation Bonds, Kalamazoo & St. Joseph Counties                  7.0%      5/1/2007        1,136,160(b,c)
  3,000,000   West Bloomfield School District, Oakland County, Michigan,
                1994 School Building and Site Unlimited Tax General
                Obligation Refunding Bonds                                               5.125%      5/1/2014        2,827,260(b)
  3,455,000   West Ottawa, Michigan, Public School District, Unlimited
                Tax General Obligation Bonds                                       Zero Coupon       5/1/2004        2,288,212(b)
  1,860,000   West Ottawa, Michigan, Public School District, Unlimited
                Tax General Obligation Bonds                                       Zero Coupon       5/1/2005        1,157,348(b)
                                                                                                                  ------------
                                                                                                                    33,790,900
                                                                                                                  ------------
              Minnesota - 4.3%
  1,850,000   City of Minneapolis, (Lifespan Inc., Abbott - Northwestern Hospital),
                Hospital Facilities Revenue Bonds, 1988 Series A                         7.875%     12/1/2014        2,023,604(c)
  2,500,000   City of Minneapolis, (Lifespan Inc., Abbott - Northwestern Hospital),
                Hospital Facilities Refunding Revenue Bonds, 1987 Series B               9.125%     12/1/2014        2,794,650(c)
  1,000,000   Duluth Economic Development Authority, Minnesota, Health
                Care Facility Revenue Bonds, (Duluth Clinic, LTD), Series 1992             6.3%     11/1/2022        1,043,900(d)
  7,685,000   Minneapolis, Minnesota, Community Development Agency,
                Tax Increment Revenue Appreciation Bonds                           Zero Coupon       3/1/2009        3,762,960(b)
    670,000   Southern Minnesota Municipal Power Agency, Power Revenue
                Refunding Bonds, Series A                                                 5.75%      1/1/2018          686,502(b,c)
  1,180,000   St. Louis Park, Minnesota, (Methodist Hospital), Hospital Revenue
                Bonds, Series A                                                           7.25%      7/1/2015        1,323,535(c,d)
  1,000,000   St. Louis Park, Minnesota, (Methodist Hospital), Hospital Revenue
                Bonds, Series C                                                           7.25%      7/1/2018        1,135,170(c,d)
  1,400,000   St. Louis Park, Minnesota, (Methodist Hospital), Hospital Revenue
                Bonds, Series C                                                           7.25%      7/1/2015        1,589,238(c,d)
  3,500,000   St. Louis Park, Minnesota, Health Care Facilities
                (Park Nicollet Medical Center Project), Revenue Bonds,
                Series 1990-A                                                             9.25%      1/1/2020        4,185,230(c)
  7,600,000   St. Louis Park, Minnesota, Health Care Facilities, Revenue Bonds,
                (HealthSystem Minnesota Obligated Group), Series 1993                      5.1%      7/1/2013        7,064,656(d)
  1,000,000   St. Louis Park, Minnesota, Health Care Facilities, Revenue Bonds,
                (HealthSystem Minnesota Obligated Group), Series 1993                      5.2%      7/1/2016          941,970(d)
                                                                                                                  ------------
                                                                                                                    26,551,415
                                                                                                                  ------------
              Missouri - 2.2%
  2,000,000   Boone County, Missouri, Hospital Revenue Refunding Bonds,
                Series 1993                                                                5.5%      8/1/2009        1,960,160
  1,500,000   Missouri State Health and Education Facilities Authority,
                SSM Health Care Refunding Revenue Bonds, Series A                         6.25%      6/1/2007        1,615,950(b)
  2,650,000   Missouri State Health and Education Facilities Authority
                (Christian Health Services), Health Facilities Refunding &
                Improvement Revenue Bonds, Series 1991-A                                 6.875%     2/15/2021        2,991,347(c,e)
  3,000,000   Missouri State Health and Education Facilities Authority,
                Health Facilities Revenue Bonds, (Barnes-Jewish, Inc./
                Christian Health Services), Series 1993-A                                 5.25%     5/15/2012        2,859,690
  1,425,000   Missouri State Health and Education Facilities Authority,
                Health Facilities Revenue Refunding Bonds,
                Lester E. Cox Medical Center Project, Series 1993-I                       5.35%      6/1/2009        1,420,839(b)
  2,450,000   Missouri State Health and Education Facilities Authority,
                Heartland Health System Revenue Bonds, Series 1992                        6.35%    11/15/2017        2,577,033(d)
                                                                                                                  ------------
                                                                                                                    13,425,019
                                                                                                                  ------------
              Montana - 1.0%
  1,240,000   Montana State Board of Investments,
                Payroll Tax Revenue Bonds                                                6.875%      6/1/2020        1,396,575(b,c)
  3,160,000   Montana State Board of Investments,
                Payroll Tax Revenue Bonds                                                6.875%      6/1/2020        3,438,238(b)
  1,250,000   Montana Health Facility Authority, Hospital Revenue Bonds
                for the Deaconess-Billings Clinic Health System Project,
                Series 1994                                                               5.25%     2/15/2020        1,181,113(d)
                                                                                                                  ------------
                                                                                                                     6,015,926
                                                                                                                  ------------
              Nebraska - 0.8%
     25,000   Nebraska Mortgage Finance Fund, Single Family Mortgage
                Revenue Bonds, 1983 Series A                                            10.125%     1/15/2014           25,596
  3,455,000   Omaha Public Power District, Nebraska, Electric Revenue
                Refunding Bonds, Series B                                                 6.15%      2/1/2012        3,713,123
  1,000,000     University of Nebraska, University of Nebraska Medical
                Center Project, Revenue Refunding Bonds                                   5.25%      7/1/2011          978,000
                                                                                                                  ------------
                                                                                                                     4,716,719
                                                                                                                  ------------
              New Hampshire - 0.2%
  1,100,000   New Hampshire Turnpike System, Residual Interest Bonds,
                1991 Refunding, Series C                                                 9.577%    11/16/1995        1,340,713(e,j)
                                                                                                                  ------------
              New Jersey - 2.6%
  1,700,000   Camden County, New Jersey, Municipal Utility Authority,
                Sewer Revenue Bonds                                                       8.25%     12/1/2017        1,861,704(e)
  1,250,000   East Orange, New Jersey, Unlimited Tax General Obligation Bonds              8.4%      8/1/2006        1,589,025(g)
  1,000,000   Mercer County, New Jersey, Improvement Authority,
                County Guaranteed Solid Waste Revenue Bonds, Series 1988                   7.9%      4/1/2013        1,071,130(c)
  1,000,000   Mercer County, New Jersey, Improvement Authority,
                Revenue Bonds, Series 1991                                                 6.6%     11/1/2014        1,111,390(c)
  2,585,000   New Jersey Health Care Facilities Financing Authority,
                Jersey Shore Medical Center Revenue Bonds                                  6.1%      7/1/2010        2,729,967(d)
  3,000,000   New Jersey Transit Corp., (Raymond Plaza East, Inc.),
                Certificates of Participation                                            6.375%     10/1/2006        3,362,280(g)
  1,520,000   New Jersey Turnpike Authority, Turnpike Revenue Bonds,
                1984 Series                                                             10.375%      1/1/2003        1,848,837(c)
  2,595,000   West New York, New Jersey, Municipal Utility Authority, Sewer
                Revenue Refunding Bonds                                            Zero Coupon     12/15/2009        1,218,067(e)
  2,195,000   West New York, New Jersey, Municipal Utility Authority, Sewer
                Revenue Refunding Bonds                                            Zero Coupon     12/15/2007        1,181,195(e)
                                                                                                                  ------------
                                                                                                                    15,973,595
                                                                                                                  ------------
              New Mexico - 2.3%
  2,000,000   City of Rio Rancho, New Mexico, Water and Wastewater
                System Bonds, Series 1995-A                                                6.0%     5/15/2022        2,029,560(g)
  4,040,000   Farmington, New Mexico, Utility Systems Revenue Bonds                      9.875%      1/1/2008        5,419,175(c,d)
  5,000,000   Farmington, New Mexico, Power Revenue Refunding Bonds,
                Series 1983                                                              9.875%      1/1/2013        6,760,600(c)
                                                                                                                  ------------
                                                                                                                    14,209,335
                                                                                                                  ------------
              New York - 5.8%
  5,200,000   Metropolitan Transportation Authority, New York,
                Commuter Facilities Revenue Bonds, Series A                              6.375%      7/1/2018        5,489,796(b)
  3,000,000   Metropolitan Transportation Authority, New York,
                Transit Facilities Revenue Bonds, Series B                                6.25%      7/1/2014        3,149,760(b)
  3,500,000   Metropolitan Transportation Authority, New York,
                Transit Facilities Service Contract Bonds, Series O                       5.75%      7/1/2013        3,435,040
  2,000,000   New York City Municipal Water Finance Authority,
                Water & Sewer System Revenue Bonds, Series A                             5.875%     6/15/2012        2,100,940(d)
  1,250,000   New York City Municipal Water Finance Authority,
                Water & Sewer System Revenue Bonds                                        8.75%     6/15/2010        1,365,825(c)
  2,000,000   New York State Dorm Authority (City University),
                Construction Revenue Bonds, Series A                                     8.125%      7/1/2017        2,169,260(c)
  5,000,000   New York State Dorm Authority, Revenue Refunding Bonds,
                State University Educational Facilities, Series B                          5.0%     5/15/2018        4,347,550
  2,250,000   New York State Medical Care Facilities Finance Agency
                (Ellis Hospital), Insured Mortgage Hospital Bonds, Series B                8.0%     2/15/2008        2,485,260(h)
  4,000,000   New York State Medical Care Facilities Finance Agency,
                Revenue Refunding Bonds, Mental Health Services Facilities                5.25%     2/15/2019        3,764,240(e)
  2,860,000   New York State Thruway Authority, Highway & Bridge
                Trust Fund, Revenue Bonds, Series 1994-B                                   6.0%      4/1/2014        2,946,858(e)
  3,500,000   New York State Urban Development Corp., Revenue
                Refunding Bonds, Correctional Facilities                                 5.375%      1/1/2012        3,431,260(b)
  1,000,000   Triborough Bridge & Tunnel Authority, New York, General
                Purpose Revenue Bonds, Series Q                                           6.75%      1/1/2009        1,112,900
                                                                                                                  ------------
                                                                                                                    35,798,689
                                                                                                                  ------------
              North Carolina - 1.1%
  2,500,000   County of Pitt, North Carolina, Pitt County Memorial
                Hospital Revenue Bonds, Series 1995                                        5.5%     12/1/2015        2,437,600
  4,000,000   North Carolina Municipal Power Agency #1, Catawba
                Electric Revenue Refunding Bonds, Series 1992                              6.0%      1/1/2011        4,207,720(b)
                                                                                                                  ------------
                                                                                                                     6,645,320
                                                                                                                  ------------
              North Dakota - 0.5%
  1,000,000   Mercer County, North Dakota, Pollution Control Revenue
                Refunding Bonds, (Ottertail Power Co. Project)                             6.9%      2/1/2019        1,077,960
  2,000,000   North Dakota Municipal Bond Bank, State Revolving
                Fund Program Bonds, Series 1995-A                                          6.3%     10/1/2015        2,110,560
                                                                                                                  ------------
                                                                                                                     3,188,520
                                                                                                                  ------------
              Ohio - 4.4%
  1,050,000   Akron, Bath & Copley Joint Township, Ohio, (Children's Hospital
                Medical Center), Hospital District Revenue Bonds                          7.45%    11/15/2020        1,210,030(c,d)
  3,785,000   City of Cleveland, Ohio, Public Power System, First Mortgage
                Revenue Bonds, Series 1994-A                                               7.0%    11/15/2024        4,202,523(b)
    500,000   City of Dayton, Ohio, Airport Revenue Refunding Bonds,
                Series 1995, (James M. Cox International Airport)                         5.25%     12/1/2015          478,455(d,k)
  1,000,000   Cleveland, Ohio, Waterworks Improvement First Mortgage
                Refunding Revenue Bonds, Series 1993-G                                     5.5%      1/1/2009        1,020,600(b)
  1,630,000   Cuyahoga County, Ohio, (Deaconess Hospital), Hospital
                Revenue Bonds, Series C                                                   7.45%     10/1/2018        1,882,894(c)
  1,600,000   Hamilton County, Ohio, Electric System Revenue
                Refunding Bonds, Series A                                                  6.0%    10/15/2012        1,657,024(e)
  1,000,000   Kings Local School District, Ohio, Unlimited Tax
                General Obligation Bonds                                                   5.5%     12/1/2021          972,960(e)
  1,470,000   Lorain County, Ohio, (Humility of Mary Health System),
                Hospital Revenue Bonds                                                   7.125%    12/15/2006        1,622,512
  2,000,000   Ohio Higher Educational Facility Commission (Case Western
                Reserve University Project), Series B                                      6.5%     10/1/2020        2,251,740
  1,500,000   Ohio Higher Educational Facility Commission,
                Higher Educational Revenue Bonds,
                Ohio Dominican College 1994 Project                                      6.625%     12/1/2014        1,562,640
  5,000,000   Ohio State Air Quality Development Authority, Cleveland Electric,
                Pollution Control Revenue Bonds                                            8.0%     12/1/2013        6,002,850(e)
  2,250,000   Ohio State Air Quality Development Authority, Columbus &
                Southern Pollution Control Revenue Bonds                                 6.375%     12/1/2020        2,371,005(e)
  1,795,000   Trumbull County, Ohio, (Memorial Hospital), Hospital Revenue
                Refunding & Improvement Bonds, Series 1991-B                               6.9%    11/15/2012        1,956,101(e)
                                                                                                                  ------------
                                                                                                                    27,191,334
                                                                                                                  ------------
              Oklahoma - 1.8%
  5,220,000   Bass, Oklahoma, Memorial Baptist Hospital,
                Escrowed to Maturity                                                      8.35%      5/1/2009        6,682,226(c)
  1,175,000   Grand River Dam Authority, Oklahoma, Revenue
                Refunding Bonds, Series 1993                                              5.75%      6/1/2008        1,246,334(g)
  1,500,000   Oklahoma Municipal Power Authority, Electric Revenue
                Refunding Bonds, Series B                                                 5.75%      1/1/2024        1,570,935(b)
  1,500,000   Oklahoma Municipal Power Authority, Power Supply System
                Revenue Bonds, Series 1992-B                                             5.875%      1/1/2012        1,589,370(b)
                                                                                                                  ------------
                                                                                                                    11,088,865
                                                                                                                  ------------
              Oregon - 0.9%
  2,700,000   Clackamas County, Oregon, Health Facilities Authority, Adventist
                Health-West Revenue Refunding Bonds, Series 1992-A                        6.35%      3/1/2009        2,901,339(b)
    850,000   Clackamas County, Oregon, School District No. 12,
                (North Clackamas), Unlimited Tax General Obligation
                Refunding Bonds, Series 1993                                               5.0%      6/1/2011          795,727
  2,000,000   Hospital Facility Authority of the Western Lane Hospital District,
                Oregon, Revenue Refunding Bonds, Series 1994,
                (Sisters of St. Joseph of Peace, Health & Hospital Services)             5.875%      8/1/2012        2,050,240(b)
                                                                                                                  ------------
                                                                                                                     5,747,306
                                                                                                                  ------------
              Pennsylvania - 2.0%
  2,100,000   Allegheny County, Pennsylvania, Hospital Development Authority,
                Hospital Revenue Bonds, Series A-1995,
                (Allegheny General Hospital Project)                                       6.2%      9/1/2015        2,187,402(b)
  2,575,000   Allegheny County, Pennsylvania, Sanitary Authority,
                Sewer Revenue Bonds, Series A                                      Zero Coupon       6/1/2008        1,309,336(e)
  2,000,000   Delaware River Joint Toll Bridge Commission, Pennsylvania,
                Toll Bridge Revenue Bonds                                                7.875%      7/1/2018        2,216,180(c)
  3,170,000   Millcreek Township, Pennsylvania, School District, General
                Obligation Bonds                                                   Zero Coupon      8/15/2009        1,500,615(e)
  2,000,000   Monroeville, Pennsylvania, Hospital Authority, Forbes
                Health System Revenue Bonds, Series 1992                                   7.0%     10/1/2003        2,155,660
  3,000,000   Pennsylvania State, General Obligation Bonds,
                Second Series of 1992                                              Zero Coupon       7/1/2006        1,740,930(d)
  1,105,000   Shamokin Area Industrial Development Authority, Pennsylvania,
                (Northumberland County), Commercial Development
                First Mortgage Revenue Refunding Bonds, Series 1994-A,
                (KMart Corp., Tenant & Guarantor)                                          6.7%      7/1/2007        1,053,385
                                                                                                                  ------------
                                                                                                                    12,163,508
                                                                                                                  ------------
              Puerto Rico - 1.9%
  4,000,000   Puerto Rico Commonwealth, Aqueduct &
                Sewer Revenue Bonds, Series A                                              9.0%      7/1/2009        5,267,920(c)
  2,000,000   Puerto Rico Commonwealth, Unlimited Tax
                General Obligation Bonds                                                  6.45%      7/1/2017        2,113,500
  3,000,000   Puerto Rico Electric Power Authority,
                Power Revenue Bonds, Series T                                              6.0%      7/1/2016        3,058,860
  1,500,000   University of Puerto Rico, University System
                Revenue Bonds, Series M                                                   5.25%      6/1/2025        1,412,115(b)
                                                                                                                  ------------
                                                                                                                    11,852,395
                                                                                                                  ------------
              South Carolina - 1.4%
  2,000,000   Greenville, South Carolina, Hospital System, Hospital Facility
                Revenue Bonds, Series A                                                    7.5%      5/1/2016        2,061,540(c,e)
  2,000,000   Piedmont Municipal Power Agency, South Carolina, Electric
                Revenue Refunding Bonds, Series 1991                                      6.25%      1/1/2021        2,154,280(e)
  5,000,000   Piedmont Municipal Power Agency, South Carolina, Electric
                Revenue Refunding Bonds                                                    5.0%      1/1/2022        4,452,150(e)
                                                                                                                  ------------
                                                                                                                     8,667,970
                                                                                                                  ------------
              Tennessee - 0.3%
  1,750,000   Bristol, Tennessee, Health and Educational Facilities Authority,
                Bristol Memorial Hospital Revenue Bonds                                    7.0%      9/1/2021        1,982,663(c,e)
                                                                                                                  ------------
              Texas - 9.9%
  2,165,000   Arlington, Texas, Independent School District, Unlimited
                Tax Refunding & Improvement Bonds, Series 1992                     Zero Coupon      2/15/2009        1,042,209(i)
  1,000,000   Austin, Texas, Utility System Revenue Refunding Bonds                        6.0%    11/15/2013        1,061,430(e)
  7,000,000   Austin, Texas, Utility System Revenue Refunding Bonds,
                Series A                                                           Zero Coupon     11/15/2008        3,473,260(b)
  8,100,000   Austin, Texas, Utility System Revenue Refunding Bonds,
                Series A                                                           Zero Coupon     11/15/2009        3,756,942(b)
  1,575,000   Bexar County, Texas, Limited Tax General Obligation Bonds                    5.0%     6/15/2015        1,457,962
  2,500,000   Bexar Metropolitan Water District, Texas, Waterworks
                System Revenue Bonds, Series 1994                                          5.0%      5/1/2019        2,295,600(c,d)
  1,000,000   Brazos River Authority, Texas, Collateralized Revenue
                Refunding Bonds, (Houston Lighting & Power Co.),
                1988 Series B                                                             8.25%      5/1/2015        1,092,020
  2,000,000   Brazos River Authority, Texas, Houston Lighting & Power Co.,
                Revenue Refunding Bonds                                                   8.25%      5/1/2015        2,190,460(b)
  2,000,000   Copperas Cove, Texas, Independent School District, Unlimited
                Tax General Obligation Bonds                                               6.9%     8/15/2014        2,313,460(c,i)
  1,000,000   Dallas-Fort Worth, Texas, Airport Joint Revenue
                Refunding Bonds                                                          7.375%     11/1/2008        1,157,000(e)
  1,000,000   Dallas-Fort Worth, Texas, Airport Joint Revenue
                Refunding Bonds                                                          7.375%     11/1/2009        1,150,300(e)
  2,000,000   Dallas-Fort Worth, Texas, Airport Joint Revenue
                Refunding Bonds                                                          7.375%     11/1/2010        2,300,600(e)
  3,000,000   Dallas-Fort Worth, Texas, Airport Joint Revenue
                Refunding Bonds,
                Series 1985                                                              9.125%     11/1/2015        3,075,000
  4,000,000   Dallas-Fort Worth, Texas, Airport Joint Revenue Refunding Bonds,
                Series 1994-A                                                              6.0%     11/1/2012        4,134,640(b)
  2,285,000   Denton, Texas, Independent School District, Unlimited
                Tax General Obligation Refunding Bonds                                    6.25%     2/15/2009        2,492,181(i)
  1,000,000   Georgetown, Texas, Higher Education Finance Corp., Higher
                Education Revenue Bonds, Series 1994,
                (Southwestern University Project)                                          6.3%     2/15/2014        1,030,420
  2,250,000   Harris County, Texas, Toll Road, Sr. Lien Bonds, Series A                  6.375%     8/15/2024        2,374,560(b)
  1,750,000   Harris County, Texas, Toll Road, Unlimited Tax & Subordinated Lien,
                Revenue Refunding Bonds, Series 1988                                     8.125%      8/1/2015        1,955,888(c)
  1,295,000   Houston, Texas, Housing Finance Corp., Single Family
                Mortgage Revenue Bonds, Series 1983                                       10.0%     9/15/2014        1,294,935
  1,280,000   Houston, Texas, Water & Sewer Systems, Exchange Pre-Refunded
                Jr. Lien Revenue Bonds                                                   9.375%     12/1/2013        1,311,027(c,e)
    220,000   Houston, Texas, Water & Sewer Systems, Exchange Pre-Refunded
                Jr. Lien Revenue Bonds                                                   9.375%     12/1/2013          225,333(c,e)
  3,000,000   Leander Independent School District, Texas, (Travis and
                Williamson Counties), Unlimited Tax School Building and
                Refunding Bonds, Series 1994-A                                             6.0%     8/15/2018        3,048,750(i)
  1,000,000   Lower Colorado River Authority, Priority Refunding Revenue
                Bonds, Series 1985                                                         9.5%      1/1/2011        1,028,840(c)
  1,845,000   San Antonio, Texas, Airport Revenue Refunding Bonds                        7.375%      7/1/2010        2,102,986(d)
  1,000,000   San Antonio, Texas, Airport Revenue Refunding Bonds                        7.375%      7/1/2011        1,139,830(d)
 11,615,000   Southeastern Texas Housing Finance Corp., Single Family
                Mortgage Revenue Bonds                                             Zero Coupon       9/1/2017        3,095,978(c)
  4,315,000   Texas State, Veterans Land Board General Obligation Bonds                   0.05%      7/1/2010        1,914,091(c)
  2,500,000   Travis County, Texas, Housing Finance Corporation, Single
                Family Mortgage Revenue Refunding Bonds, Series 1994-A                    6.75%      4/1/2014        2,629,900
  3,650,000   Willis, Texas, Independent School District, Refunding Bonds                  6.5%     2/15/2016        3,861,153(i)
  1,175,000   Wylie, Texas, Independent School District, (Collin County),
                Unlimited Tax Building & Refunding Bonds, Series 1994                    6.875%     8/15/2014        1,339,829(i)
                                                                                                                  ------------
                                                                                                                    61,346,584
                                                                                                                  ------------
              Utah - 1.4%
  1,000,000   Intermountain Power Agency, Utah, Power Supply
                Revenue Bonds, Series A                                                    6.0%      7/1/2009        1,007,130(b)
  2,445,000   St. George-Washington County, Utah, Water Revenue
                Refunding Bonds, Series 1993                                             5.375%      6/1/2016        2,355,048(d)
  3,750,000   Utah Associated Municipal Power Systems, San Juan Project
                Revenue Bonds, Series O                                                   6.25%      6/1/2014        3,911,925(b)
  1,580,000   West Valley City, Utah, Municipal Building Authority, Lease
                Refunding Bonds                                                            6.0%     1/15/2010        1,631,966(b)
                                                                                                                  ------------
                                                                                                                     8,906,069
                                                                                                                  ------------
              Virginia - 2.7%
  3,000,000   Fairfax County, Virginia, Economic Development Authority,
                Lease Revenue Bonds, (Government Center Properties),
                Series 1994                                                                5.5%     5/15/2014        2,969,010
  1,200,000   Norfolk, Virginia, Water Revenue Bonds, Series 1995                        5.375%     11/1/2023        1,128,228(d)
  4,000,000   Upper Occoquan Sewage Authority, Virginia, Regional Sewerage
                System Revenue Refunding Bonds, Series 1993                                5.0%      7/1/2021        3,619,600(e)
  4,300,000   Virginia Housing Development Authority, Commonwealth
                Mortgage Bonds, 1994 Series H, Subseries H-2                               6.5%      1/1/2014        4,461,981
  2,000,000   Virginia State, Unlimited Tax General Obligation Bonds                       6.5%      6/1/2015        2,176,300
  2,000,000   Winchester Industrial Development Authority, Virginia
                (Winchester Medical Center), Hospital Revenue Bonds                      8.125%      1/1/2014        2,053,500(c)
                                                                                                                  ------------
                                                                                                                    16,408,619
                                                                                                                  ------------
              Washington - 5.4%
  1,655,000   Douglas County, Washington, Public Utility District #1, Wells
                Hydroelectric Revenue Bonds, Series A                                     8.75%      9/1/2018        2,213,563(c)
  1,395,000   Douglas County, Washington, Public Utility District #1, Wells
                Hydroelectric Revenue Bonds, Series A                                     8.75%      9/1/2018        1,776,630
  2,000,000   Grant County, Washington, Public Utility District No. 2,
                Columbia River, Priest Rapids Hydro Electric Development
                Project, Second Series Revenue Bonds, Series A                             5.0%      1/1/2023        1,767,460(d)
  5,000,000   King County, Washington, Unlimited Tax General Obligation
                Bonds, Series A                                                           6.75%     12/1/2009        5,505,350(c)
  2,015,000   Tacoma, Washington, Utilities Refuse Revenue Bonds                         6.625%     12/1/2011        2,140,857(b)
  5,000,000   Washington State Public Power Supply System, Nuclear
                Project No. 1, Revenue Refunding Bonds                                     7.5%      7/1/2015        5,428,050
  1,000,000   Washington State Public Power Supply System, Nuclear
                Project No. 3, Revenue Refunding Bonds                                    7.25%      7/1/2015        1,121,860(c,e)
  2,500,000   Washington State Public Power Supply System, Nuclear
                Project No. 3, Revenue Refunding Bonds, Series B                   Zero Coupon       7/1/2010        1,067,375(b)
  1,500,000   Washington State, Unlimited Tax General Obligation Bonds,
                Series A                                                                  6.25%      2/1/2011        1,636,065
  3,000,000   Washington State, Unlimited Tax General Obligation Bonds,
                Series 93-A                                                               5.75%     10/1/2012        3,058,470
  2,400,000   Washington State, Unlimited Tax General Obligation Bonds                     6.7%      6/1/2016        2,651,568(c)
  2,000,000   Washington State, Unlimited Tax General Obligation Bonds                     6.0%      6/1/2012        2,092,180
  2,500,000   Washington State, Various Purpose General Obligation Bonds                  6.25%      6/1/2010        2,707,125
                                                                                                                  ------------
                                                                                                                    33,166,553
                                                                                                                  ------------
              Wisconsin - 1.0%
  4,315,000   State of Wisconsin, Clean Water Revenue Bonds, 1995 Series 1                 5.8%      6/1/2015        4,365,313
  2,000,000   Wisconsin Health and Education Facilities Authority,
                Revenue Bonds, (Sisters of the Sorrowful Mother-Ministry
                Corporation), Series 1993-D                                                5.4%     8/15/2013        1,926,800(b)
                                                                                                                  ------------
                                                                                                                     6,292,113
                                                                                                                  ------------
              Wyoming - 0.4%
  2,500,000   State of Wyoming Farm Loan Board, Capital Facilities Revenue
                Bonds, Series 1994                                                         6.1%      4/1/2024        2,580,250
                                                                                                                 ------------
                  Total Long-Term Municipal Securities (cost $574,789,161)                                         615,637,876
                                                                                                                 ------------
              SHORT-TERM MUNICIPAL SECURITIES - 0.2% (a,j)
  $600,000    Berkeley County, South Carolina, (Amoco Chemical Co. Project),
                Pollution Control Revenue Refunding Bonds, Series 1994                     3.9%     11/1/1995          600,000
    500,000   Maricopa County, Arizona Pollution Control Corp., Pollution
                Control Revenue Refunding Bonds, (Arizona Public Service Co.
                Palo Verde Project), 1994 Series E                                        3.95%     11/1/1995          500,000
    100,000   Maricopa County, Arizona Pollution Control Corp., Pollution
                Control Revenue Refunding Bonds, (Arizona Public Service Co.
                Palo Verde Project), 1994 Series B                                         3.9%     11/1/1995          100,000
                                                                                                                  ------------
                  Total Short-Term Municipal Securities (at amortized cost)                                          1,200,000
                                                                                                                  ------------
                  Total Investments (cost $575,989,161)                                                           $616,837,876(l)
                                                                                                                  ============

Notes to Portfolio of Investments:
----------------------------------
(a) The categories of investments are shown as a percentage of total investments of the Lutheran Brotherhood Municipal Bond Fund.
(b) Insured by Municipal Bond Investors Assurance Corp.
(c) Denotes securities that have been pre-refunded or escrowed to maturity. Under such an arrangement, money is deposited into an irrevocable escrow account and is used to purchase U.S. Treasury securities or Government Agency securities with maturing principal and interest earnings sufficient to pay all debt service requirements of the pre-refunded bonds. Because the original bonds assume a quality rating equivalent to the escrowed U.S. Government securities, they are considered to be U.S. Government
(d) Insured by AMBAC Indemnity Corp.
(e) Insured by Financial Guaranty Insurance Co.
(f) Insured by Connie Lee Insurance Co.
(g) Insured by Financial Security Assurance, Inc.
(h) Insured by Federal Housing Administration.
(i) Insured by Permanent School Fund Guarantee.
(j) Denotes variable rate obligations for which the current yield and next scheduled interest reset date are shown.
(k) Denotes investments purchased on a when-issued basis.
(l) At October 31, 1995, the aggregate cost of securities for federal income tax purposes was $576,019,044 and the net unrealized appreciation of investments based on that cost was $40,818,832 which is comprised of $42,747,802 aggregate gross unrealized appreciation and $1,928,970 aggregate gross unrealized depreciation.


                        The accompanying notes are an integral part of the financial statements.




Lutheran Brotherhood Money Market Fund
Portfolio of Investments
October 31, 1995

  Principal                                                                         Maturity
    Amount                                                                            Rate         Date        Value
--------------                                                                      ---------   ---------  -------------
                 BANKER'S ACCEPTANCES - 5.8% (a)
   $6,767,062    Banker's Trust Co., New York                                          5.72%     12/27/95  $  6,706,850
    5,000,000    First Bank, N.A., Minneapolis                                         5.60%       2/8/96     4,923,000
    5,000,000    First Bank, N.A., Minneapolis                                         5.65%      2/13/96     4,918,389
    3,126,226    Republic National Bank of New York                                    5.65%     12/22/95     3,101,203
                                                                                                           ------------
                       Total Banker's Acceptances                                                            19,649,442
                                                                                                           ------------
                 COMMERCIAL PAPER - 75.3% (a)
                 Banking-Domestic - 2.9%
    3,000,000    Norwest Corp                                                          5.50%      12/7/95     2,983,500
    4,000,000    Norwest Corp                                                          5.67%      2/23/96     3,928,180
    3,000,000    Norwest Corp                                                          5.57%      11/8/95     2,996,751
                                                                                                           ------------
                                                                                                              9,908,431
                                                                                                           ------------
                 Banking-Foreign - 17.5%
    5,000,000    Accor S.A., (Banque National de Paris,
                    Direct Pay Letter of Credit)                                       5.68%      12/7/95     4,971,600
    5,000,000    Accor S.A., (Banque National de Paris,
                    Direct Pay Letter of Credit)                                       5.70%     11/30/95     4,977,042
    3,500,000    Accor S.A., (Banque National de Paris,
                    Direct Pay Letter of Credit)                                       5.73%      1/25/96     3,452,648
    5,000,000    Finance One Funding Corp., (Credit Suisse,
                    Direct Pay Letter of Credit)                                       5.95%      11/7/95     4,995,042
    5,000,000    Finance One Funding Corp., (Credit Suisse,
                    Direct Pay Letter of Credit)                                       5.80%      1/17/96     4,937,972
    5,000,000    FPL Fuels, Inc., (Barclay's Bank, plc,
                    Direct Pay Letter of Credit)                                       5.73%     11/27/95     4,979,308
    5,000,000    PEMEX Capital, Inc., (Swiss Bank Corp., plc,
                    Direct Pay Letter of Credit)                                       5.73%      12/4/95     4,973,738
    5,000,000    Sheffield Receivables Corp., (Barclay's Bank)                         5.69%     11/14/95     4,989,726
    5,000,000    Sheffield Receivables Corp., (Barclay's Bank)                         5.69%     11/17/95     4,987,355
   16,000,000    UBS Finance (Delaware), Inc, (Union Bank of Switzerland)              5.90%      11/1/95    16,000,000
                                                                                                           ------------
                                                                                                             59,264,431
                                                                                                           ------------
                 Computer & Office Equipment - 2.9%
    5,000,000    Electronic Data Systems Corp                                          5.71%      1/25/96     4,932,590
    5,000,000    Electronic Data Systems Corp                                          5.62%     12/15/95     4,965,656
                                                                                                           ------------
                                                                                                              9,898,246
                                                                                                           ------------
                 Cosmetics & Toiletries - 2.9%
    5,000,000    Unilever Capital Corp                                                 5.77%      11/1/95     5,000,000
    5,000,000    Unilever Capital Corp                                                 5.70%     12/14/95     4,965,958
                                                                                                           ------------
                                                                                                              9,965,958
                                                                                                           ------------
                 Drugs & Healthcare - 2.6%
    5,000,000    Schering Corp                                                         5.64%      2/27/96     4,907,567
    4,000,000    Schering Corp                                                         5.58%      4/11/96     3,899,560
                                                                                                           ------------
                                                                                                              8,807,127
                                                                                                           ------------
                 Education - 2.4%
    3,900,000    Harvard University                                                    5.88%      11/1/95     3,900,000
    4,000,000    Leland H. Stanford Jr. University                                     5.67%     12/20/95     3,969,130
                                                                                                           ------------
                                                                                                              7,869,130
                                                                                                           ------------
                 Finance-Automotive - 1.5%
    5,000,000    Ford Motor Credit Co                                                  5.67%      12/1/95     4,976,375
                                                                                                           ------------
                 Finance-Commercial - 3.7%
    1,500,000    CIT Group Holdings, Inc                                               5.70%     11/17/95     1,496,200
    5,000,000    CIT Group Holdings, Inc                                               5.62%     12/21/95     4,960,972
    2,500,000    General Electric Capital Corp                                         5.62%       2/2/96     2,463,704
    3,700,000    PACCAR Financial Corp                                                 5.68%     11/29/95     3,683,654
                                                                                                           ------------
                                                                                                             12,604,530
                                                                                                           ------------
                 Finance-Consumer - 5.8%
    5,000,000    Associates Corp. of North America                                     5.68%       2/9/96     4,921,111
    5,000,000    Associates Corp. of North America                                     5.68%     11/20/95     4,985,011
    5,000,000    AVCO Financial Services, Inc                                          5.66%      11/2/95     4,999,214
    5,000,000    AVCO Financial Services, Inc                                          5.70%       2/1/96     4,927,167
                                                                                                           ------------
                                                                                                             19,832,503
                                                                                                           ------------
                 Finance-Structured - 12.0%
    5,000,000    Ciesco, L.P.                                                          5.72%     11/28/95     4,978,550
    5,000,000    CXC, Inc                                                              5.61%     12/15/95     4,965,717
    5,000,000    Delaware Funding Corp                                                 5.68%      11/2/95     4,999,211
    4,000,000    Delaware Funding Corp                                                 5.68%     11/22/95     3,986,747
    5,000,000    New Center Asset Trust                                                5.72%     11/21/95     4,984,111
    5,000,000    New Center Asset Trust                                                5.77%      11/7/95     4,995,192
    5,000,000    New Center Asset Trust                                                5.76%     11/13/95     4,990,400
    1,975,000    Preferred Receivables Funding Corp                                    5.74%     12/13/95     1,961,774
    5,000,000    Preferred Receivables Funding Corp                                    5.77%      11/8/95     4,994,390
                                                                                                           ------------
                                                                                                              40,856,092
                                                                                                           ------------
                 Financial Services - 4.4%
    5,000,000    American Express Credit Corp                                          5.66%      12/7/95     4,971,700
    5,000,000    American Express Credit Corp                                          5.75%      11/9/95     4,993,611
    5,000,000    American Express Credit Corp                                          5.70%     12/14/95     4,965,958
                                                                                                           ------------
                                                                                                             14,931,269
                                                                                                           ------------
                 Food & Beverage - 3.5%
    2,000,000    Coca-Cola Co                                                          5.77%      11/6/95     1,998,397
    5,000,000    CPC International, Inc                                                5.67%      2/13/96     4,918,100
    5,000,000    CPC International, Inc                                                5.71%      12/5/95     4,973,036
                                                                                                           ------------
                                                                                                             11,889,533
                                                                                                           ------------
                 Household Products - 1.5%
    5,000,000    Colgate-Palmolive Co                                                  5.55%     11/30/95     4,977,646
                                                                                                           ------------
                 Industrial - 5.9%
    5,000,000    Du Pont (E.I.) de Nemours and Co                                      5.63%      2/16/96     4,916,332
    5,000,000    Great Lakes Chemical Corp                                             5.73%     11/20/95     4,984,879
    5,000,000    Monsanto Co                                                           5.70%     12/12/95     4,967,542
    5,000,000    Motorola Credit Corp                                                  5.80%      11/9/95     4,993,555
                                                                                                           ------------
                                                                                                             19,862,308
                                                                                                           ------------
                 Insurance - 1.5%
    5,000,000    Prudential Funding Corp                                               5.64%     12/26/95$   4,956,917
                                                                                                           ------------
                 Oil & Gas - 2.9%
    5,000,000    Chevron Transport Corp., (Guaranteed by Chevron Corp.)                5.75%      12/1/95     4,976,042
    5,000,000    Chevron Transport Corp., (Guaranteed by Chevron Corp.)                5.70%     12/22/95     4,959,625
                                                                                                           ------------
                                                                                                              9,935,667
                                                                                                           ------------
                 Telecommunications - 1.4%
    5,000,000    AT&T Corp                                                             5.57%      2/21/96     4,913,355
                                                                                                           ------------
                       Total Commerical Paper                                                               255,449,518
                                                                                                           ------------
                 CERTIFICATES OF DEPOSIT - 7.7% (a)
                 Euro Dollar - 6.5%
    5,000,000    ABN AMRO Bank, N.V                                                    5.73%      3/13/96     4,998,913
    5,000,000    ABN AMRO Bank, N.V                                                    5.77%      12/5/95     5,000,046
    2,000,000    Banque Nationale de Paris                                             7.18%       2/7/96     2,005,862
    5,000,000    Harris Trust & Savings Bank, Chicago                                  5.74%     11/14/95     4,999,963
    5,000,000    National Westminster Bank, plc                                        5.63%     12/13/95     4,999,280
                                                                                                           ------------
                                                                                                             22,004,064
                                                                                                           ------------
                 Yankee Dollar - 1.2%
    4,000,000    National Westminster Bank, plc                                        5.77%      12/6/95     4,000,077
                                                                                                           ------------
                       Total Certificates of Deposit                                                         26,004,141
                                                                                                           ------------
                 VARIABLE RATE NOTES - 10.3% (a,b)
    8,000,000    Boatsmen's National Bank of St. Louis, Bank Note                      5.86%     11/13/95     8,000,000
   10,000,000    Illinois Student Assistance Commission, (Student Loan Market
                    Association, Direct Pay Letter of Credit)                          5.81%      11/8/95    10,000,000
    7,000,000    Leland H. Stanford Jr. University                                     5.78%      11/1/95     7,000,000
   10,000,000    Wachovia Bank of North Carolina, N.A                                  5.81%      11/8/95    10,000,000
                                                                                                           ------------
                       Total Variable Rate Notes                                                             35,000,000
                                                                                                           ------------
                 CORPORATE NOTES - 0.9% (a)
    3,000,000    General Electric Capital Corp                                         5.25%     11/15/95     2,999,160
                                                                                                           ------------
                       Total Investments (at amortized cost)                                               $339,102,261 (c)
                                                                                                           ============

Notes to Portfolio of Investments:
----------------------------------
(a) The categories of investments are shown as a percentage of total investments of the Lutheran Brotherhood
Money Market Fund.
(b) Denotes variable rate obligations for which the current yield and the next scheduled interest reset date are shown.
(c) Also represents cost for federal income tax purposes.

The accompanying notes are an integral part of the financial statements.




            Lutheran Brotherhood Opportunity Growth Fund
                    Financial Statements

            Statement of Assets and Liabilities
                    October 31, 1995

ASSETS:
   Investments in securities, at value
      (cost, $161,205,555)                                $169,947,387
   Cash                                                         63,443
   Receivable for investment securities sold                10,444,667
   Dividend and interest receivable                             24,371
   Unamortized organization costs                               21,654
                                                          ------------
         Total assets                                      180,501,522
                                                          ------------

LIABILITIES:
   Payable for investment securities purchased              14,710,202
   Accrued expenses                                            108,423
                                                          ------------
         Total liabilities                                  14,818,625
                                                          ------------
NET ASSETS                                                $165,682,897
                                                          ============

NET ASSETS CONSIST OF:
   Trust capital (11,975,639 shares of beneficial
      interest outstanding)                               $123,874,411
   Accumulated net realized gain from sale
      of investments                                        33,066,654
   Unrealized net appreciation of investments                8,741,832
                                                          ------------
NET ASSETS                                                $165,682,897
                                                          ============

Net asset value and redemption price per share
   ($165,682,897 (divided by) 11,975,639 shares of beneficial
   interest outstanding)                                        $13.83
                                                                ======

Maximum public offering price per share
   ($13.83 (divided by) 0.95 for a 5% sales charge)             $14.56
                                                                ======

                    Statement of Operations
                  Year Ended October 31, 1995

INVESTMENT INCOME:
Income--
   Dividend income                                        $     91,852
   Interest income                                             622,114
                                                          ------------
      Total income                                             713,966
                                                          ------------

Expenses--
   Investment advisory fee                                     938,166
   Transfer agent services                                     582,903
   Custodian fee                                               103,883
   Administrative personnel and services                        33,788
   Printing and postage                                        120,917
   Trust share registration costs                               34,289
   Auditing fees                                                 9,301
   Legal fees                                                      750
   Trustees' fees                                                8,246
   Amortization of organization costs                            9,855
   Miscellaneous                                                 7,908
                                                          ------------
      Total expenses                                         1,850,006
                                                          ------------
      Net investment loss                                   (1,136,040)
                                                          ------------

REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS:
Net realized gain on investment transactions                38,531,937
Net change in unrealized appreciation
   of investments                                           (4,581,612)
                                                          ------------
      Net gain on investments                               33,950,325
                                                          ------------
Net increase in net assets resulting
   from operations                                        $ 32,814,285
                                                          ============


                            Statement of Changes in Net Assets
                           Years Ended October 31, 1995 and 1994

                                                                           Year                Year
                                                                          Ended               Ended
                                                                        10/31/95            10/31/94
                                                                      ------------        ------------
OPERATIONS:
Net investment loss                                                   $ (1,136,040)       $   (578,480)
Net realized gain (loss) on investments                                 38,531,937          (2,536,890)
Net change in unrealized appreciation or depreciation
   of investments                                                       (4,581,612)          6,777,510
                                                                      ------------        ------------
      Net increase in net assets resulting from operations              32,814,285           3,662,140
                                                                      ------------        ------------

TRUST SHARE TRANSACTIONS:
Net proceeds from sale of shares                                        50,139,416          60,409,075
Cost of shares redeemed                                                (16,847,223)         (5,340,158)
                                                                      ------------        ------------
      Net increase in net assets from trust share transactions          33,292,193          55,068,917
                                                                      ------------        ------------
      Net increase in net assets                                        66,106,478          58,731,057

NET ASSETS:
Beginning of period                                                     99,576,419          40,845,362
                                                                      ------------        ------------
End of period                                                         $165,682,897        $ 99,576,419
                                                                      ============        ============

              The accompanying notes are an integral part of the financial statements.


             Lutheran Brotherhood World Growth Fund
                      Financial Statements

                Statement of Assets and Liabilities
                           October 31, 1995

ASSETS:
   Investments in securities, at value
      (cost $14,407,661)                                  $ 14,273,945
   Cash (including foreign currency
      holdings of $112,263)                                    120,924
   Dividend and interest receivable                             26,580
   Unamortized organization costs                               53,027
                                                          ------------
         Total assets                                       14,474,476
                                                          ------------

LIABILITIES:
   Payable for investment securities purchased                 420,507
   Unrealized depreciation of foreign
      currency contracts held                                    1,353
   Accrued expenses                                             11,055
   Due to affiliates                                            73,530
                                                          ------------
         Total liabilities                                     506,445
                                                          ------------
NET ASSETS                                                $ 13,968,031
                                                          ============

NET ASSETS CONSIST OF:
   Trust capital (1,654,196 shares of beneficial
      interest outstanding)                               $ 14,085,799
   Undistributed net investment income                          18,920
   Accumulated net realized loss from sale of
      investments and foreign currency transactions             (1,661)
   Unrealized net depreciation of investments and
      on translation of assets and liabilities in
      foreign currencies                                      (135,027)
                                                          ------------
NET ASSETS                                                $ 13,968,031
                                                          ============

Net asset value and redemption price per share
   ($13,968,031 (divided by) 1,654,196 shares of beneficial
   interest outstanding)                                        $ 8.44
                                                                ======

Maximum public offering price per share
($8.44 (divided by) 0.95 for a 5% sales charge)                 $ 8.88
                                                                ======


                      Statement of Operations
       For the period from September 5, 1995 to October 31, 1995
INVESTMENT INCOME:
Income--
   Dividend income (net of foreign taxes of $3,271)          $  19,825
   Interest income                                              30,743
                                                             ---------
      Total income                                              50,568
                                                             ---------

Expenses--
   Investment advisory fee                                      17,787
   Transfer agent services                                       4,983
   Custodian fee                                                 2,846
   Administrative personnel and services                           356
   Printing and postage                                          1,462
   Trust share registration costs                                8,534
   Auditing fees                                                 2,500
   Trustees' fees                                                  818
   Amortization of organization costs                            1,878
                                                             ---------
      Total expenses before
         expense reimbursement                                  41,164
      Expense reimbursement from
         investment advisor                                    (13,415)
                                                             ---------
      Net expenses                                              27,749
                                                             ---------
      Net investment income                                     22,819
                                                             ---------

REALIZED AND UNREALIZED GAIN
   (LOSS) ON INVESTMENTS AND
   FOREIGN CURRENCY:
Net realized loss on investment transactions                      (385)
Net realized loss on foreign currency transactions              (5,175)
                                                             ---------
Net realized loss on investments and
   foreign currency transactions                                (5,560)
Net change in unrealized depreciation of investments          (133,716)
Net change in unrealized depreciation on
   translation of assets and liabilities in
   foreign currencies                                           (1,311)
                                                             ---------
Net change in unrealized depreciation of investments
   and on translation of assets and liabilities in
   foreign currencies                                         (135,027)
                                                             ---------
      Net loss on investments and foreign currency            (140,587)
                                                             ---------
      Net change in net assets resulting
         from operations                                     $(117,768)
                                                             =========


                        Statement of Changes in Net Assets
            For the period from September 5, 1995 to October 31, 1995

OPERATIONS:
Net investment income                                                   $    22,819
Net realized loss on investments
   and foreign currency transactions                                         (5,560)
Net change in unrealized depreciation of investments and
   on translation of assets and liabilities in foreign currencies          (135,027)
                                                                       ------------
      Net change in net assets resulting from operations                   (117,768)
                                                                       ------------

TRUST SHARE TRANSACTIONS:
Net proceeds from sale of shares                                         14,107,250
Cost of shares redeemed                                                     (21,451)
                                                                       ------------
      Net change in net assets from trust share transactions             14,085,799
                                                                       ------------
      Net change in net assets                                           13,968,031

NET ASSETS:
Beginning of period                                                              --
                                                                       ------------
End of period (including undistributed net investment
   income of $18,920)                                                  $ 13,968,031
                                                                       ============

      The accompanying notes are an integral part of the financial statements.


                  Lutheran Brotherhood Fund
                    Financial Statements

              Statement of Assets and Liabilities
                        October 31, 1995

ASSETS:
   Investments in securities, at value
      (cost, $553,908,269)                                $639,534,225
   Cash                                                         88,287
   Receivable for investment securities sold                 9,803,797
   Dividend and interest receivable                            887,351
                                                          ------------
         Total assets                                      650,313,660
                                                          ------------

LIABILITIES:
   Payable for investment securities purchased               4,577,605
   Accrued expenses                                            234,472
                                                          ------------
         Total liabilities                                   4,812,077
                                                          ------------
NET ASSETS                                                $645,501,583
                                                          ============

NET ASSETS CONSIST OF:
   Trust capital ( 30,463,515 shares of beneficial
      interest outstanding)                               $516,438,302
   Undistributed net investment income                         487,824
   Accumulated net realized gain from sale
      of investments                                        42,949,501
   Unrealized net appreciation of investments               85,625,956
                                                          ------------
NET ASSETS                                                $645,501,583
                                                          ============

Net asset value and redemption price per share
   ($645,501,583 (divided by) 30,463,515 shares of beneficial
   interest outstanding)                                        $21.19
                                                                ======

Maximum public offering price per share
   ($21.19 (divided by) 0.95 for a 5% sales charge)             $22.31
                                                                ======


                    Statement of Operations
                  Year Ended October 31, 1995

INVESTMENT INCOME:
Income--
   Dividend income                                        $ 10,131,860
   Interest income                                           2,440,562
                                                          ------------
      Total income                                          12,572,422
                                                          ------------

Expenses--
   Investment advisory fee                                   3,726,938
   Transfer agent services                                   1,478,056
   Custodian fee                                               148,703
   Administrative personnel and services                       144,572
   Printing and postage                                        297,086
   Trust share registration costs                               36,777
   Auditing fees                                                26,299
   Legal fees                                                    2,550
   Trustees' fees                                               16,246
   Miscellaneous                                                22,007
                                                          ------------
      Total expenses                                         5,899,234
                                                          ------------
      Net investment income                                  6,673,188
                                                          ------------

REALIZED AND UNREALIZED GAIN
   (LOSS) ON INVESTMENTS:
Net realized gain on investment transactions                45,978,881
Net realized gain on closed or expired
   option contracts written                                    228,303
                                                          ------------
Net realized gain on investments                            46,207,184
Net change in unrealized appreciation of investments        61,523,937
                                                          ------------
      Net gain on investments                              107,731,121
                                                          ------------
      Net increase in net assets resulting
         from operations                                  $114,404,309
                                                          ============


                          Statement of Changes in Net Assets
                         Years Ended October 31, 1995 and 1994
                                                                          Year                Year
                                                                         Ended               Ended
                                                                        10/31/95            10/31/94
                                                                      ------------        ------------
OPERATIONS:
Net investment income                                                 $  6,673,188        $  5,841,017
Net realized gain on investments                                        46,207,184             618,391
Net change in unrealized appreciation or depreciation
   of investments                                                       61,523,937          (6,424,063)
                                                                      ------------        ------------
      Net increase in net assets resulting from operations             114,404,309              35,345
                                                                      ------------        ------------

DISTRIBUTIONS PAID TO SHAREHOLDERS:
Net investment income                                                   (6,749,604)         (5,815,515)
Net realized gain on investments                                           (88,151)        (27,442,253)
                                                                      ------------        ------------
      Total distributions                                               (6,837,755)        (33,257,768)
                                                                      ------------        ------------

TRUST SHARE TRANSACTIONS:
Net proceeds from sale of shares                                        51,345,084          69,538,644
Reinvested dividend distributions                                        6,678,353          32,585,242
Cost of shares redeemed                                                (68,673,955)        (47,593,035)
                                                                      ------------        ------------
      Net change in net assets from trust share transactions           (10,650,518)         54,530,851
                                                                      ------------        ------------
      Net increase in net assets                                        96,916,036          21,308,428

NET ASSETS:
Beginning of period                                                    548,585,547         527,277,119
                                                                      ------------        ------------
End of period (including undistributed net investment
   income of $487,824 and $606,949, respectively)                     $645,501,583        $548,585,547
                                                                      ============        ============

          The accompanying notes are an integral part of the financial statements.


           Lutheran Brotherhood High Yield Fund
                   Financial Statements

             Statement of Assets and Liabilities
                     October 31, 1995

ASSETS:
   Investments in securities, at value
      (cost, $573,381,125)                                $580,851,784
   Cash                                                         16,422
   Receivable for investment securities sold                 5,183,828
   Interest and dividend receivable                          8,533,376
                                                          ------------
         Total assets                                      594,585,410
                                                          ------------

LIABILITIES:
   Payable for investment securities purchased                  81,556
   Accrued expenses                                            166,944
                                                          ------------
         Total liabilities                                     248,500
                                                          ------------
NET ASSETS                                                $594,336,910
                                                          ============

NET ASSETS CONSIST OF:
   Trust capital (65,816,585 shares of beneficial
      interest outstanding)                               $599,543,671
   Undistributed net investment income                       2,046,167
   Accumulated net realized loss from sale
      of investments                                       (14,723,587)
   Unrealized net appreciation of investments                7,470,659
                                                          ------------
NET ASSETS                                                $594,336,910
                                                          ============

Net asset value and redemption price per share
   ($594,336,910 (divided by) 65,816,585 shares of beneficial
   interest outstanding)                                       $ 9.03
                                                               ======

Maximum public offering price per share
   ($9.03 (divided by) 0.95 for a 5% sales charge)             $ 9.51
                                                               ======


                  Statement of Operations
                Year Ended October 31, 1995

INVESTMENT INCOME:
Income--
   Interest income                                       $ 51,645,758
   Dividend income                                          5,205,917
                                                         ------------
      Total income                                         56,851,675
                                                         ------------

Expenses--
   Investment advisory fee                                  3,509,710
   Transfer agent services                                    944,128
   Custodian fee                                              155,718
   Administrative personnel and services                      136,969
   Printing and postage                                       219,181
   Trust share registration costs                              40,808
   Auditing fees                                               21,300
   Legal fees                                                   2,325
   Trustees' fees                                              11,745
   Miscellaneous                                               20,561
                                                         ------------
      Total expenses                                        5,062,445
                                                         ------------
      Net investment income                                51,789,230
                                                         ------------

REALIZED AND UNREALIZED GAIN
   (LOSS) ON INVESTMENTS:
Net realized loss on investment transactions              (14,450,136)
Net change in unrealized appreciation of investments       30,065,533
                                                         ------------
      Net gain on investments                              15,615,397
                                                         ------------
      Net increase in net assets resulting
         from operations                                 $ 67,404,627
                                                         ============


                         Statement of Changes in Net Assets
                        Years Ended October 31, 1995 and 1994

                                                                           Year               Year
                                                                          Ended              Ended
                                                                        10/31/95            10/31/94
                                                                      ------------        ------------
OPERATIONS:
Net investment income                                                 $ 51,789,230        $ 42,426,404
Net realized gain (loss) on investment transactions                    (14,450,136)          3,337,327
Net change in unrealized appreciation or depreciation
   of investments                                                       30,065,533         (48,907,187)
                                                                      ------------        ------------
      Net change in net assets resulting from operations                67,404,627          (3,143,456)
                                                                      ------------        ------------

DISTRIBUTIONS PAID TO SHAREHOLDERS:
Net investment income                                                  (52,185,840)        (41,113,817)
Net realized gain on investments                                        (3,034,747)           (910,565)
                                                                      ------------        ------------
      Total distributions                                              (55,220,587)        (42,024,382)
                                                                      ------------        ------------

TRUST SHARE TRANSACTIONS:
Net proceeds from sale of shares                                       117,628,453         134,871,201
Reinvested dividend distributions                                       37,541,814          29,484,219
Cost of shares redeemed                                                (72,649,892)        (59,833,947)
                                                                      ------------        ------------
      Net increase in net assets from trust share transactions          82,520,375         104,521,473
                                                                      ------------        ------------
      Net increase in net assets                                        94,704,415          59,353,635

NET ASSETS:
Beginning of period                                                    499,632,495         440,278,860
                                                                      ------------        ------------
End of period (including undistributed net investment
   income of  $2,046,167 and $2,442,777, respectively)                $594,336,910        $499,632,495
                                                                      ============        ============

          The accompanying notes are an integral part of the financial statements.


               Lutheran Brotherhood Income Fund
                      Financial Statements

                 Statement of Assets and Liabilities
                          October 31, 1995

ASSETS:
   Investments in securities, at value
      (cost, $1,001,648,228)                            $1,017,960,884
   Cash                                                         76,939
   Receivable for investment securities sold                30,265,927
   Interest receivable                                      15,006,607
                                                        --------------
      Total assets                                       1,063,310,357
                                                        --------------

LIABILITIES:
   Payable for investment securities purchased             120,937,879
   Accrued expenses                                            230,787
                                                        --------------
      Total liabilities                                    121,168,666
                                                        --------------
NET ASSETS                                              $  942,141,691
                                                        ==============

NET ASSETS CONSIST OF:
   Trust capital (108,068,307 shares of beneficial
      interest outstanding)                             $  961,113,681
   Undistributed net investment income                       4,974,121
   Accumulated net realized loss from sale
      of investments                                       (40,258,767)
   Unrealized net appreciation of investments               16,312,656
                                                        --------------
NET ASSETS                                              $  942,141,691
                                                        ==============

Net asset value and redemption price per share
   ($942,141,691 (divided by) 108,068,307 shares of beneficial
   interest outstanding)                                       $ 8.72
                                                               ======

Maximum public offering price per share
($8.72 (divided by) 0.95 for a 5% sales charge)                $ 9.18
                                                               ======


                  Statement of Operations
                Year Ended October 31, 1995

INVESTMENT INCOME:
Income--
   Interest income                                       $ 71,877,705
   Dividend income                                            442,165
                                                         ------------
      Total income                                         72,319,870
                                                         ------------

Expenses--
   Investment advisory fee                                  5,431,506
   Transfer agent services                                  1,398,946
   Custodian fee                                              184,283
   Administrative personnel and services                      215,922
   Printing and postage                                       306,529
   Trust share registration costs                              38,568
   Auditing fees                                               26,301
   Legal fees                                                   3,416
   Trustees' fees                                              19,246
   Miscellaneous                                               35,547
                                                         ------------
      Total expenses                                        7,660,264
                                                         ------------
      Net investment income                                64,659,606
                                                         ------------

REALIZED AND UNREALIZED GAIN
   (LOSS) ON INVESTMENTS:
Net realized gain on investment transactions                9,303,656
Net realized loss on closed futures contracts                 (46,953)
                                                         ------------
Net realized gain on investments                            9,256,703
Net change in unrealized appreciation of investments       66,244,804
                                                         ------------
      Net gain on investments                              75,501,507
                                                         ------------
      Net increase in net assets resulting
         from operations                                 $140,161,113
                                                         ============


                         Statement of Changes in Net Assets
                        Years Ended October 31, 1995 and 1994

                                                                           Year                Year
                                                                          Ended               Ended
                                                                        10/31/95            10/31/94
                                                                      ------------        ------------
OPERATIONS:
Net investment income                                                 $ 64,659,606        $ 65,920,666
Net realized gain (loss) on investment transactions                      9,256,703         (49,289,869)
Net change in unrealized appreciation or depreciation
   of investments                                                       66,244,804         (85,923,538)
                                                                      ------------        ------------
      Net change in net assets resulting from operations               140,161,113         (69,292,741)
                                                                      ------------        ------------

DISTRIBUTIONS PAID TO SHAREHOLDERS:
Net investment income                                                  (62,451,862)        (63,237,709)
Net realized gain on investments                                                --         (27,958,858)
                                                                      ------------        ------------
      Total distributions                                              (62,451,862)        (91,196,567)
                                                                      ------------        ------------

TRUST SHARE TRANSACTIONS:
Net proceeds from sale of shares                                        45,763,710          95,303,536
Reinvested dividend distributions                                       46,818,208          67,951,565
Cost of shares redeemed                                               (135,320,068)       (137,813,949)
                                                                      ------------        ------------
      Net change in net assets from trust share transactions           (42,738,150)         25,441,152
                                                                      ------------        ------------
      Net change in net assets                                          34,971,101        (135,048,156)

NET ASSETS:
Beginning of period                                                    907,170,590       1,042,218,746
                                                                      ------------        ------------
End of period (including undistributed net investment
   income of $4,974,121 and $2,751,910, respectively)                 $942,141,691        $907,170,590
                                                                      ============        ============

            The accompanying notes are an integral part of the financial statements.


              Lutheran Brotherhood Municipal Bond Fund
                       Financial Statements

               Statement of Assets and Liabilities
                         October 31, 1995

ASSETS:
   Investments in securities, at value
      (cost, $575,989,161)                               $616,837,876
   Cash                                                        71,313
   Receivable for investment securities sold                1,714,780
   Interest receivable                                     10,668,000
                                                         ------------
      Total assets                                        629,291,969
                                                         ------------

LIABILITIES:
   Payable for investment securities purchased                477,905
   Accrued expenses                                           116,095
                                                         ------------
      Total liabilities                                       594,000
                                                         ------------
NET ASSETS                                               $628,697,969
                                                         ============

NET ASSETS CONSIST OF:
   Trust capital (73,260,821 shares of beneficial
      interest outstanding)                              $595,352,488
   Undistributed net investment income                        553,971
   Accumulated net realized loss from sale
      of investments                                       (8,057,205)
   Unrealized net appreciation of investments              40,848,715
                                                         ------------
NET ASSETS                                               $628,697,969
                                                         ============

Net asset value and redemption price per share
   ($628,697,969 (divided by) 73,260,821 shares of beneficial
   interest outstanding)                                       $ 8.58
                                                               ======

Maximum public offering price per share
   ($8.58 (divided by) 0.95 for a 5% sales charge)             $ 9.03
                                                               ======


                     Statement of Operations
                   Year Ended October 31, 1995

INVESTMENT INCOME:
Income--
   Interest income                                       $ 37,743,488
                                                         ------------

Expenses--
   Investment advisory fee                                  3,504,880
   Transfer agent services                                    517,010
   Custodian fee                                              139,872
   Administrative personnel and services                      151,391
   Printing and postage                                       122,150
   Trust share registration costs                              34,373
   Auditing fees                                               26,300
   Legal fees                                                   2,414
   Trustees' fees                                              16,246
   Miscellaneous                                               25,679
                                                         ------------
      Total expenses                                        4,540,315
                                                         ------------
      Net investment income                                33,203,173
                                                         ------------

REALIZED AND UNREALIZED GAIN
   (LOSS) ON INVESTMENTS:
Net realized gain on investment transactions                  364,962
Net realized loss on closed futures contracts                (703,268)
                                                         ------------
Net realized loss on investments                             (338,306)
Net change in unrealized appreciation of investments       52,104,109
                                                         ------------
      Net gain on investments                              51,765,803
                                                         ------------
      Net increase in net assets resulting
         from operations                                 $ 84,968,976
                                                         ============


                             Statement of Changes in Net Assets
                            Years Ended October 31, 1995 and 1994

                                                                           Year                Year
                                                                          Ended               Ended
                                                                        10/31/95            10/31/94
                                                                      ------------        ------------
OPERATIONS:
Net investment income                                                 $ 33,203,173        $ 33,749,852
Net realized loss on investment transactions                              (338,306)         (5,413,232)
Net change in unrealized appreciation or depreciation
   of investments                                                       52,104,109         (65,720,253)
                                                                      ------------        ------------
      Net change in net assets resulting from operations                84,968,976         (37,383,633)
                                                                      ------------        ------------

DISTRIBUTIONS PAID TO SHAREHOLDERS:
Net investment income                                                  (33,124,129)        (33,607,416)
Net realized gain on investments                                                --         (11,100,939)
                                                                      ------------        ------------
      Total distributions                                              (33,124,129)        (44,708,355)
                                                                      ------------        ------------

TRUST SHARE TRANSACTIONS:
Net proceeds from sale of shares                                        39,483,970          76,123,051
Reinvested dividend distributions                                       25,171,137          33,891,528
Cost of shares redeemed                                                (82,987,994)        (62,418,135)
                                                                      ------------        ------------
      Net change in net assets from trust share transactions           (18,332,887)         47,596,444
                                                                      ------------        ------------
      Net change in net assets                                          33,511,960         (34,495,544)

NET ASSETS:
Beginning of period                                                    595,186,009         629,681,553
                                                                      ------------        ------------
End of period (including undistributed net investment
   income of  $553,971 and $449,768, respectively)                    $628,697,969        $595,186,009
                                                                      ============        ============

            The accompanying notes are an integral part of the financial statements.



                  Lutheran Brotherhood Money Market Fund
                            Financial Statements

                    Statement of Assets and Liabilities
                                October 31, 1995
ASSETS:
   Investments in securities, at amortized
      cost and value                                               $339,102,261
   Cash                                                                 387,085
   Receivable for trust shares sold                                   1,304,123
   Interest receivable                                                  557,227
                                                                   ------------
      Total assets                                                  341,350,696
                                                                   ------------
LIABILITIES:
   Dividends payable                                                     37,352
   Accrued expenses                                                     229,077
                                                                   ------------
      Total liabilities                                                 266,429
                                                                   ------------
NET ASSETS                                                         $341,084,267
                                                                   ============
NET ASSETS CONSIST OF:
   Trust capital (341,084,267 shares of
      beneficial interest outstanding)                             $341,084,267
                                                                   ============
Net asset value, offering price and redemption
   price per share ($341,084,267 (divided by) 341,084,267
   shares of beneficial interest outstanding)                            $ 1.00
                                                                         ======


                          Statement of Operations
                         Year Ended October 31, 1995
INVESTMENT INCOME:
Income--
   Interest income                                           $ 18,305,953
                                                             ------------
Expenses--
   Investment advisory fee                                      1,538,307
   Transfer agent services                                      1,211,889
   Custodian fee                                                  311,850
   Administrative personnel and services                           85,688
   Printing and postage                                           384,400
   Trust share registration costs                                  68,433
   Auditing fees                                                   12,307
   Legal fees                                                       1,310
   Trustees' fees                                                  10,239
   Miscellaneous                                                   13,701
                                                             ------------
      Total expenses before expense reimbursement               3,638,124
Expense reimbursement from investment advisor                    (253,844)
                                                             ------------
      Net expenses                                              3,384,280
                                                             ------------
      Net investment income                                  $ 14,921,673
                                                             ============


                                  Statement of Changes in Net Assets
                                Years Ended October 31, 1995 and 1994
                                                                             Year                    Year
                                                                             Ended                   Ended
                                                                            10/31/95               10/31/94
                                                                         ------------            ------------
OPERATIONS:
Net investment income                                                    $ 14,921,673            $  7,835,288
                                                                         ------------            ------------

DISTRIBUTIONS PAID TO SHAREHOLDERS:
Net investment income                                                     (14,921,673)             (7,835,288)
                                                                         ------------            ------------

TRUST SHARE TRANSACTIONS:
Proceeds from sale of shares                                              547,639,011             441,490,068
Reinvested dividend distributions                                          14,549,671               7,385,807
Cost of shares redeemed                                                  (497,972,433)           (447,132,825)
                                                                         ------------            ------------
      Net increase in net assets from trust share transactions             64,216,249               1,743,050
                                                                         ------------            ------------
      Net increase in net assets                                           64,216,249               1,743,050

NET ASSETS:
Beginning of period                                                       276,868,018             275,124,968
                                                                         ------------            ------------
End of period                                                            $341,084,267            $276,868,018
                                                                         ============            ============

            The accompanying notes are an integral part of the financial statements.


                   The Lutheran Brotherhood Family of Funds
                        Notes to Financial Statements
                               October 31, 1995

(1) Organization
The Lutheran Brotherhood Family of Funds (the "Trust") is a Delaware business trust and a diversified, open-end investment company registered under the Investment Company Act of 1940. The Trust is divided into seven series (the "Fund(s)"), each with its own investment objective and policies. The seven Funds of the Trust are: Lutheran Brotherhood Opportunity Growth Fund, Lutheran Brotherhood World Growth Fund, Lutheran Brotherhood Fund, Lutheran Brotherhood High Yield Fund, Lutheran Brotherhood Income Fund, Lutheran Brotherhood Municipal Bond Fund and Lutheran Brotherhood Money Market Fund. The Lutheran Brotherhood World Growth Fund's registration was declared effective by the Securities Exchange Commission and began operations as a series of The Lutheran Brotherhood Family of Funds on September 5, 1995. On September 5, 1995, Lutheran Brotherhood invested $6,000,000 in the World Growth Fund and acquired 705,882 shares of beneficial interest.

(2) Significant Accounting Policies

Investment Security Valuations
Securities traded on U.S. or foreign securities exchanges or included in a national market system are valued at the last quoted sales price at the close of each business day. Securities traded on the over-the-counter market and listed securities for which no price is readily available are valued at prices within the range of the current bid and asked prices considered best to represent the value in the circumstances, based on quotes that are obtained from an independent pricing service or by dealers that make markets in the securities. The pricing service, in determining values of securities, takes into consideration such factors as current quotations by broker/dealers, coupon, maturity, quality, type of issue, trading characteristics, and other yield and risk factors it deems relevant in determining valuations. Exchange listed options and futures contracts are valued at the last quoted sales price. For all Funds other than the Money Market Fund, short-term securities with maturities of 60 days or less are valued at amortized cost; those with maturities greater than 60 days are valued at the mean between bid and asked price. Short-term securities held by the Money Market Fund are valued on the basis of amortized cost (which approximates market value), whereby a portfolio security is valued at its cost initially, and thereafter valued to reflect a constant amortization to maturity of any discount or premium. The Money Market Fund follows procedures necessary to maintain a constant net asset value of $1.00 per share. All other securities for which market values are not readily available are appraised at fair value as determined in good faith by or under the direction of the Board of Trustees.

Repurchase Agreements
The Funds may engage in repurchase agreement transactions in pursuit of their investment objectives. When a fund engages in such transactions, it is policy to require the custodian bank to take possession of all securities held as collateral in support of repurchase agreement investments. In addition, the Fund monitors the market value of the underlying collateral on a daily basis. If the seller defaults or if bankruptcy proceedings are initiated with respect to the seller, the realization or retention of the collateral may be subject to legal proceedings.

Investment Income
Interest income is determined on the basis of interest or discount earned on any short-term investments and interest earned on all other debt securities, including accrual of original issue discount. Interest earned on debt securities also includes amortization of premium for the Opportunity Growth, World Growth, LB Fund, High Yield and Municipal Bond Funds and the accrual of market discount for the Opportunity Growth, World Growth, LB Fund and High Yield Funds. Market discount, if any, is recognized for tax purposes when bonds are sold for the Income and Municipal Bond Funds. Dividend income is recorded on the ex- dividend date. For payment-in-kind securities, income is recorded on the ex-dividend date in the amount of the value received.

Options, Financial Futures and
Forward Foreign Currency Contracts
All Funds except the Money Market Fund may buy put and call options, write covered call options and buy and sell futures contracts. The Funds intend to use such derivative instruments as hedges to facilitate buying or selling securities or to provide protection against adverse movements in security prices or interest rates. The LB World Growth Fund may also enter into options and futures contracts on foreign currencies and forward currency contracts to protect against adverse foreign exchange rate fluctuation.

Option contracts are valued daily and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss upon expiration or closing of the option transaction. When an option is exercised, the proceeds on sale for a written call option or the cost of a security for purchased put and call options is adjusted by the amount of premium received or paid.

Upon entering into a futures contract, the Fund is required to deposit initial margin, either cash or securities in an amount equal to a certain percentage of the contract value. Subsequent variation margin payments are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund realizes a gain or loss when the contract is closed or expires.

Foreign currency contracts are valued daily and unrealized appreciation or depreciation is recorded daily as the difference between the contract exchange rate and the closing forward rate applied to the face amount of the contract. A realized gain or loss is recorded at the time a forward contract is closed.

Foreign Currency Translations
Securities and other assets and liabilities of the LB World Growth Fund that are denominated in foreign currencies are translated into U.S. dollars at the daily closing rate of exchange. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. Currency gains and losses are recorded from sales of foreign currency, exchange gains or losses between the trade date and settlement dates on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses are not segregated from gains and losses that arise from changes in market prices of investments, and are included with the net realized and unrealized gain or loss on investments.

Federal Income Taxes
It is the policy of each Fund to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of their taxable income on a timely basis, including any net realized gain on investments each year. It is also the intention of the Funds to distribute an amount sufficient to avoid imposition of any federal excise tax. Accordingly, no provision for federal income tax is necessary. Each Fund is treated as a separate taxable entity for federal income tax purposes.

When-Issued and Delayed Delivery Transactions
The Funds may engage in when-issued or delayed delivery transactions. To the extent that a Fund engages in such transactions, it will do so for the purpose of acquiring securities consistent with its investment objectives and policies and not for the purpose of investment leverage or to speculate on interest rate changes. On the trade date, assets of the Fund are segregated on the Fund's records in a dollar amount sufficient to make payment for the securities to be purchased. Income is not accrued until settlement date.

Dollar Roll Transactions
The Income Fund enters into dollar roll transactions, with respect to mortgage securities issued by GNMA, FNMA and FHLMC, in which the Fund sells mortgage securities and simultaneously agrees to repurchase similar (same type, coupon and maturity) securities at a later date at an agreed upon price. During the period between the sale and repurchase, the Fund forgoes principal and interest paid on the mortgage securities sold. The Fund is compensated by the interest earned on the cash proceeds of the initial sale and from negotiated fees paid by brokers offered as an inducement to the Fund to "roll over" its purchase commitments. The Income Fund earned $446,094 from such fees.

Organization Costs
Organization costs incurred in connection with the start up and initial registration of the Funds are capitalized and amortized over a period of 60 months from the date of commencement. If any initial shares are redeemed during the amortization period, the redemption proceeds will be reduced by a pro-rata portion of the unamortized balance at the time of redemption, in the same proportion that the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of redemption.

Distributions to Shareholders
Dividends from net investment income, if available, are declared and paid annually for the Opportunity Growth and World Growth Funds, declared and paid quarterly for the LB Fund, declared and paid monthly for the High Yield, Income and Municipal Bond Funds, and declared daily (including short-term net realized gains and losses) and paid monthly for the Money Market Fund. Net realized gains from securities transactions, if any, are distributed at least annually for all Funds, after the close of the fiscal year. Dividends and capital gain distributions to shareholders are recorded on the ex-dividend date.

The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or net realized gains were recorded by the Fund.

Reclassification of Permanent Tax Differences
It is the policy of each Fund to reclassify the net effect of permanent differences between book and taxable income to trust capital accounts on the statements of assets and liabilities. As a result of permanent book-to-tax differences for the year ended October 31, 1995, accumulated net realized gain or loss from the sale of investments was increased or decreased by $(2,880,789), $3,899, ($1,677,618), ($14,467), and ($25,159), respectively, for the Opportunity Growth, World Growth, LB Fund, Income and Municipal Bond Funds; undistributed net investment income was increased or decreased by $1,136,040, ($3,899), ($42,709), $14,467, and $25,159, respectively, for the
Opportunity Growth, World Growth, LB Fund, Income and Municipal Bond Funds; and net increases of $1,744,749 and $1,720,327, respectively, for the Opportunity Growth and LB Fund, were reclassified into trust capital. These reclassifications have no effect on net assets, net asset value per share, the change in net assets resulting from operations, or on the amount of income available for distribution to shareholders.

Other
Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses are determined on the identified cost basis. Each Fund is charged for the operating expenses that are directly attributable to it. Fund operating expenses that cannot be directly attributable to a Fund are either shared equally or allocated among them based on the relative net assets of each Fund or via other methodologies.

(3) Fees And Compensation Paid To Affiliates

Investment Advisory Fees
Each Fund pays Lutheran Brotherhood Research Corp. (LBRC), the Trust's investment advisor, a fee for its advisory services. The fees are accrued daily and paid monthly. The fees are based on the following annual rates of average daily net assets: Opportunity Growth Fund, 0.75% for the first $100 million in assets, 0.65% for the next $150 million in assets, 0.60% for the next $250 million in assets, 0.55% for the next $500 million in assets, and 0.50% for assets over $1 billion; World Growth Fund, 1.25% for the first $20 million in assets, 1.10% for the next $30 million in assets, and 1.0% of net assets over $50 million; LB Fund and High Yield Fund, 0.65% for the first $500 million in assets, 0.60% for the next $500 million, and 0.55% for assets over $1 billion; Income Fund, 0.60% for the first $500 million in assets, 0.575% for the next $500 million in assets, and 0.55% for assets over $1 billion; Municipal Bond Fund, 0.575% for the first $500 million in assets, 0.5625% for the next $500 million, and 0.55% for assets over $1 billion; Money Market Fund, 0.50% for the first $500 million in assets, 0.475% for the next $500 million, 0.45% for the next $500 million, 0.425% for the next $500 million, and 0.40% for assets over $2 billion.

LBRC has entered into a sub-advisory agreement with Rowe Price Fleming International, Inc. for the performance of various sub-advisory services for the World Growth Fund. For these services, LBRC pays an annual sub-advisory fee that is based on the following annual rates of average daily net assets of the World Growth Fund: 0.75% for the first $20 million in assets; 0.60% for the next $30 million, and 0.50% for assets over $50 million. When annual average assets exceed $200 million, the fee will be equal to 0.50% of all of the World Growth Fund's annual average daily net assets.

During the year ended October 31, 1995 the Money Market Fund advisory fees totaled $1,538,307 of which $253,844 were voluntarily waived by LBRC to limit the Money Market Fund's expense ratio to 1.10% of average daily net assets. The advisory fees of the World Growth Fund totaled $17,787 of which $13,415 were voluntarily waived by LBRC to limit the World Growth Fund's expense ratio to 1.95% of average daily net assets. LBRC can terminate its voluntary waiver of expenses for these Funds at any time at its discretion.

Sales Charges and Other Fees
For the year ended October 31, 1995, Lutheran Brotherhood Securities Corp.
(LBSC), the Trust's distributor, received sales charges paid by purchasers of Fund shares of: Opportunity Growth Fund, $1,423,809; World Growth Fund, $153,713; LB Fund, $1,609,270; High Yield Fund, $2,422,070; Income Fund, $1,325,519; and Municipal Bond Fund, $989,735. Sales charges are not an expense of the Trust and are not reflected in the financial statements of any of the Funds. LBSC also received fees pursuant to an agreement to provide certain administrative personnel and services to the Funds. Effective January 1, 1995, a new agreement went into effect whereby LBSC will receive an annual fee equal to .025% of average daily net assets. LBSC received the following compensation for the year ended October 31, 1995:
Opportunity Growth Fund, $33,788; World Growth Fund, $356; LB Fund, $144,572; High Yield Fund, $136,969; Income Fund, $215,922; Municipal Bond Fund, $151,391; and Money Market Fund, $85,688. In addition, LBSC provides the Funds with transfer agent services pursuant to an agreement and received the following compensation: Opportunity Growth Fund, $582,903; World Growth Fund, $4,983; LB Fund, $1,478,056; High Yield Fund, $944,128; Income Fund,
$1,398,946; Municipal Bond Fund, $517,010; and Money Market Fund, $1,211,889.

Certain officers and non-independent trustees of the Fund are officers and directors of LBRC and LBSC; however, they receive no compensation from the Funds.

(4) Securities Lending
To generate additional income, the Funds may participate in a securities lending program administered by the Fund's custodian bank. Securities are periodically loaned to brokers, banks or other institutional borrowers of securities, for which collateral in the form of cash, U.S. government securities, or letter of credit is received by the custodian in an amount at least equal to the market value of securities loaned. Collateral received in the form of cash is invested in short-term investments by the custodian from which earnings are shared between the borrower, the custodian and the Fund at negotiated rates. The risks to the Fund are that it may experience delays in recovery or even loss of rights in the collateral should the borrower of securities fail financially. There were no security loans during the year ended October 31, 1995.

(5) Distributions From Capital Gains
During the year ended October 31, 1995, distributions from net realized capital gains of $88,151, and $3,034,747, were paid by the LB Fund and LB High Yield Fund, respectively. These distributions related to net capital gains realized during the prior fiscal year ended October 31, 1994.

(6) Capital Loss Carryover
During the year ended October 31, 1995, the Opportunity Growth Fund fully utilized the remaining $2,547,602 of its capital loss carryover, and the Income Fund utilized $8,930,297 of its capital loss carryover against net realized capital gains. At October 31, 1995, the High Yield, Income and Municipal Bond Funds had accumulated net realized capital loss carryovers of $14,624,938, $40,056,911 and $6,542,389, respectively, expiring $40,056,911 and $6,407,670 in the year 2002 for the Income and Municipal Bond Funds, respectively, and $14,624,938 and $134,719 in 2003 for the High Yield Fund and Municipal Bond Fund, respectively. To the extent these Funds realize future net capital gains, taxable distributions will be reduced by any unused capital loss carryovers. Temporary timing differences of $298,419, $1,661, $1,212,921, $98,648, $201,854, and $1,514,816 existed between net realized capital gains or losses for financial statement and tax purposes as of October 31, 1995 for the Opportunity Growth, World Growth, LB Fund, High Yield Fund, Income and Municipal Bond Funds, respectively. These differences are due primarily to deferral of wash sale losses and straddle losses for tax purposes.

(7) Shareholder Notification Of Federal
Income Tax Status
The LB Fund designates 100% of the dividends declared from net investment income as dividends qualifying for the 70% corporate dividends received deduction and the Municipal Bond Fund designates 100% of the dividends declared from net investment income as exempt from federal income tax for the year ended October 31, 1995. The Opportunity Growth Fund and the LB Fund designate $548,525 and $806,925, respectively, as capital gain distributions resulting from earnings and profits distributed to shareholders on redemption of fund shares during the year.

(8) Investment Transactions
Purchases and Sales of Investment Securities
For the year ended October 31, 1995, the cost of purchases and the proceeds from sales of investment securities other than U.S. Government and short term securities were as follows:

                                      $(thousands)
                                ------------------------
Fund                            Purchases         Sales
--------------------------------------------------------
Opportunity Growth               $288,153       $255,477
World Growth Fund                  11,571             13
LB Fund                           707,759        666,482
High Yield                        426,479        352,646
Income                            655,849        614,292
Municipal Bond                    216,407        232,600
Purchases and sales of U.S. Government securities were:
                                     $(thousands)
                                ------------------------
Fund                            Purchases         Sales
--------------------------------------------------------
LB Fund                          $ 26,505      $  26,523
Income                            502,936        526,529

Investments in Restricted Securities
The High Yield Fund owns restricted securities that were purchased in private placement transactions without registration under the Securities Act of 1933. Unless such securities subsequently become registered, they generally may be resold only in privately negotiated transactions with a limited number of purchasers. The aggregate value of restricted securities was $2,901,105 at October 31, 1995 which represented 0.5% of net assets of the High Yield Fund.

Investments in High Yielding Securities
The High Yield Fund invests primarily in high yielding fixed income securities. These securities will typically be in the lower rating. categories or will be non-rated and generally will involve more risk than securities in the higher rating categories. Lower rated or unrated securities are more likely to react to developments affecting market risk and credit risk than are more highly rated securities, which react primarily to movements in the general level of interest rates.

Investments in Options and Futures Contracts
The movement in the price of the instrument underlying an option or futures contract may not correlate perfectly with the movement in the prices of the portfolio securities being hedged. A lack of correlation could render the Fund's hedging strategy unsuccessful and could result in a loss to the Fund. In the event that a liquid secondary market would not exist, the Fund could be prevented from entering into a closing transaction which could result in additional losses to the Fund.

Open Option Contracts
The number of contracts and premium amounts associated with call option contracts written during the year were as follows:


                                  Opportunity Growth                  LB Fund                        Income Fund
                             --------------------------      --------------------------      --------------------------
                                Number of       Premium        Number of      Premium          Number of       Premium
                                Contracts        Amount        Contracts       Amount          Contracts        Amount
                             ------------    ----------     ------------    ---------       ------------    ----------
Balance at October 31, 1994            --            --              53     $  43,618                 --            --
Opened                                135    $    8,760            2,344      499,914                  1    $   96,250
Closed                                 --            --           (1,481)    (290,102)
Expired                                --            --             (536)     (50,771)
Exercised                            (135)       (8,760)            (866)    (202,659)                (1)      (96,250)
                             ------------    ----------     ------------    ---------       ------------    ----------
Balance at October 31, 1995            --    $       --               --    $     --                  --    $       --
                             ============    ==========     ============   ==========        ===========    ==========


Foreign Denominated Investments
The LB World Growth Fund invests primarily in foreign denominated stocks. Foreign denominated assets and currency contracts may involve more risks than domestic transactions, including: currency risk, political and economic risk, regulatory risk, and market risk. The Fund may also invest in securities of companies located in emerging markets. Future economic or political developments could adversely affect the liquidity or value, or both, of such securities.

At October 31, 1995, the World Growth Fund was a party to a forward currency exchange contract under which it is obligated to exchange currencies at specified future dates. Risks may arise from the possible inability of counterparties to meet the terms of their contracts and from movements in currency values. Outstanding contracts at October 31, 1995, were as follows:


                                      U.S.                                  U.S.
                  Currency           Value             Currency            Value
  Settlement        to be            as of               to be              as of           Appreciation
     Date         Delivered        10/31/95            Received           10/31/95         (Depreciation)
  ----------     ------------      --------      -------------------      --------         --------------
   11/01/95      $174,131 USD      $174,131      (yen)17,674,288 JPY      $172,778            $(1,353)


 (9) Shares Of Beneficial Interest
The Master Trust Agreement permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest ($0.001 par value) of all of the Funds. Transactions in Fund shares were as follows:

                                    Opportunity      World                   High         Income       Municipal      Money
                                       Growth        Growth     LB Fund      Yield         Fund          Bond         Market
                                    ----------   ----------   ----------   ----------  ------------   ----------   ------------
                                                                           <C.
Shares outstanding at
  October 31, 1993                   3,832,452          N/A    7,965,971   45,249,704   110,473,555   69,984,767    275,124,968
  Shares sold                        5,950,178          N/A    3,943,939   14,381,578    10,973,573    8,943,485    441,490,067
  Shares issued on reinvestment
    of dividends and distributions          --          N/A    1,839,470    3,161,025     7,825,510    3,994,426      7,385,807
  Shares redeemed                     (531,608)         N/A   (2,711,349)  (6,399,979)  (16,082,912)  (7,434,277)  (447,132,824)
                                    ----------   ----------   ----------   ----------  ------------   ----------   ------------
Shares outstanding at
  October 31, 1994                   9,251,022           --   31,038,031   56,392,328   113,189,726   75,488,401    276,868,018
  Shares sold                        4,092,712    1,656,709    2,728,955   13,395,549     5,470,573    4,792,917    547,639,011
  Shares issued on reinvestment
    of dividends and distributions          --           --      354,095    4,301,940     5,624,521    3,067,030     14,549,671
  Shares redeemed                   (1,368,095)      (2,513)  (3,657,566)  (8,273,232)  (16,216,513) (10,087,527)  (497,972,433)
                                    ----------   ----------   ----------   ----------  ------------   ----------   ------------
  Shares outstanding at
    October 31, 1995                11,975,639    1,654,196   30,463,515   65,816,585   108,068,307   73,260,821    341,084,267
                                    ==========    =========   ==========   ==========   ===========   ==========    ===========


 (10) Financial Highlights
"Financial highlights" showing per share data and selected information is presented in the prospectus.



                  The Lutheran Brotherhood Family of Funds
                Lutheran Brotherhood Opportunity Growth Fund
                  Lutheran Brotherhood World Growth Fund
                          Lutheran Brotherhood Fund
                   Lutheran Brotherhood High Yield Fund
                    Lutheran Brotherhood Income Fund
                Lutheran Brotherhood Municipal Bond Fund
                 Lutheran Brotherhood Money Market Fund


Trustees

Rolf F. Bjelland
Charles W. Arnason
Herbert F. Eggerding, Jr.
Connie M. Levi
Bruce J. Nicholson
Ruth E. Randall

Officers

Rolf F. Bjelland                             Wade M. Voigt
Chairman and President                           Treasurer

James R. Olson                            Rand E. Mattsson
Vice President                         Assistant Treasurer

James M. Walline                           James M. Odland
Vice President                         Assistant Secretary

Otis F. Hilbert                      Randall L. Wetherille
Secretary and Vice President           Assistant Secretary

Richard B. Ruckdashel
Vice President


This report is authorized for distribution to prospective investors only when preceded or accompanied by the current prospectuses.




Printed with soy based inks on recycled
paper containing at least 10% fibers
from paper recycled by consumers.


LUTHERAN BROTHERHOOD
FAMILY OF FUNDS

Annual Report

October 31, 1995

Portfolio Management Reviews

Economic and
Market Overview

U.S. stock and bond prices advanced strongly in the past year, as investors became increasingly optimistic about inflation and the economy. In the 12 months ended October 31, 1995, the S&P 500 Index and the Lehman Aggregate Bond Index had total returns of 26.39% and 15.65%, respectively. These gains were remarkable by historical standards and delivered strong returns for shareholders in the Lutheran Brotherhood Family of Funds.

A Sharp Decline in Interest Rates

Stock and bond prices rallied largely on a sharp decline in long-term interest rates. When long-term rates fall, existing bonds usually become more valuable, and corporate profits generally improve.

Worried that a rapidly growing economy would spark inflation that could stymie further growth, the Federal Reserve Board (the "Fed") raised short-term interest rates by 125 basis points between November 1994 and February 1995. This helped investors believe that economic growth would be more moderate and inflation would stay under control. Soon long-term interest rates began to drop, causing bond prices to rise.

As bond yields declined, stocks became more attractive to investors. At the same time, corporate earnings were stronger than most analysts expected, which also helped push stock prices higher.

Eventually, the higher interest rates of earlier months began to have an effect on the economy. Economic growth, measured by the gross domestic product (GDP), slowed from an annualized rate of 5.1% in the fourth quarter of 1994, to rates of 2.7% and 1.3% in the first and second quarters of 1995. These surprisingly low rates of growth raised hopes that the Fed would cut interest rates to prevent a recession, and brought additional gains for stocks and bonds.

In July the Fed cut short-term rates by 25 basis points. During the weeks that followed, mixed news about the direction of the economy raised new fears about inflation and caused a temporary retreat in stock and bond prices. By September, however, it was clear that inflation was moderate, and the Fed had achieved a "soft landing" for the economy. By October, further gains in bond prices dropped the yield for 30-year Treasury bonds to 6.3%--the lowest level since February 1994. Stock prices continued to break new highs, raising the Dow Jones Industrial Average above 4800 for the first time.

Foreign stock markets did not fare as well in the past 12 months, due to delays in economic recoveries for many countries. This began to change in the final months of the period, however, as falling interest rates improved economic outlooks in Europe and Japan.

Market Outlook

Without the bottlenecks that can cause a recession, the economy should grow enough in 1996 to raise the GDP by a moderate 2% to 2.5%. If that happens, and inflation remains between 2% and 3%, the Fed could cut interest rates again. Lower interest rates would probably mean additional price gains for bonds, especially issues with shorter maturities. Such gains would likely be smaller, however, than those of 1995.

Lower interest rates could also fuel additional gains for stocks. Stocks could benefit further from continued growth in capital spending by businesses hoping to enhance productivity. Improved productivity, in turn, may continue to be an engine for the next economic expansion, potentially creating another stock market rally in the coming year.

Further expansions in economies overseas should also boost stock prices there. Given the attractive prices in many foreign securities markets, such gains could well exceed those for equities in the U.S.




LB Opportunity Growth Fund

Photo goes here

Michael A. Binger is a Chartered Financial Analyst and was named portfolio manager for the LB Opportunity Growth Fund in October 1994. He has been with Lutheran Brotherhood since 1987. Prior to his current appointment, he served as portfolio manager for LB's Convertible Securities Portfolio.

Investment Objective: To seek long-term growth of capital by investing in small-company stocks.

As the stocks of small companies gathered momentum in the past year, technology stocks were a major driving force. By investing heavily in the technology sector and other groups that performed well, the LB Opportunity Growth Fund delivered outstanding returns for the 12 months ended October 31, 1995.

During that time, the Fund had a total return (based on NAV) of 28.53%. That was well ahead of the 20.90% average return for small-company growth funds tracked by Lipper Analytical Services and far exceeded the 18.35% return of the Russell 2000 Index.

Recognizing Sector Potential

In choosing stocks for the Fund, we look for issues with strong potential for growth in sales and earnings that have quality management plus unique products or services. We also look for stocks with positive technical momentum. In the past year, these criteria led us to stocks in the technology sector, which benefited from a wide range of new products and strong demand for computers. With more than triple the technology weighting of the Russell 2000 Index, the Fund enjoyed especially strong performances by stocks such as Adaptec, Madge, SCI Systems, Sterling Software and Softkey.

We also invested heavily in manufacturers of medical devices--such as Mentor and Spinetech--which performed well during the period. Two other areas that provided strong returns were specialty retailing stocks like General Nutrition and Sunglass Hut, and restaurant stocks like Quality Dining and Apple South.

During the period we reduced the Fund's investments in apparel, auto and chemical stocks that offered less potential for growth. We also took profits in issues that had earned substantial price gains. These included Fiserv, SunGard Data, CUC International and Envoy in the business services group, as well as Callaway Golf and Cobra Golf in the leisure group.

Going Forward

As the economy grows slowly with moderate inflation, interest rates may edge lower. If that happens, the earnings of small companies should continue to be strong. We believe the Fund's current mix of investments could perform well under these conditions.

We expect, therefore, to remain overweighted in technology stocks compared to the Russell 2000 Index, and have recently started a position in biotech companies. We are also adding firms involved in industrial and water filtration, such as U.S. Filter and Memtech.

The Fund's cash reserves totaled 10.3% on October 31, 1995. In coming months we will look for new opportunities to put this cash to work that offer strong potential for growth according to our criteria.



                               % of
                             Portfolio
Top 10 Holdings              Net Assets
Madge N V                       2.5%
Movie Gallery, Inc.             2.4%
Cheyenne Software, Inc.         2.4%
Sterling Software, Inc.         2.3%
PDT, Inc.                       2.3%
Metrocall, Inc.                 2.3%
Department 56, Inc.             2.2%
Viasoft, Inc.                   2.1%
Intersolv, Inc.                 2.0%
Avid Technology, Inc.           2.0%


Portfolio Composition Pie Chart

Short Term Securities 10.3%
Common Stocks 89.7%


Worm chart
Growth of $10,000             January 31, 1993 - October 31, 1995
Plot points are:
Date     LBOGF        Russell 2000     Lipper Average
1993     10,000          10,000          10,000
          9,056           9,769           9,608
          9,407          10,086           9,934
          9,166           9,809           9,619
          9,857          10,243          10,127
         10,011          10,307          10,206
          9,945          10,449          10,263
         10,637          10,900          10,737
         11,317          11,208          11,076
         11,701          11,497          11,232
         11,262          11,122          10,886
         11,559          11,503          11,348
1994     11,833          11,863          11,650
         11,712          11,820          11,643
         10,922          11,197          11,014
         10,999          11,263          11,016
         10,582          11,137          10,778
          9,967          10,762          10,388
         10,318          10,938          10,451
         11,218          11,547          11,048
         11,383          11,508          11,285
         11,811          11,462          11,275
         11,570          10,999          10,848
         11,866          11,295          11,265
1995     11,350          11,153          11,229
         11,954          11,617          11,539
         12,393          11,816          11,892
         12,481          12,079          12,050
         12,821          12,286          12,232
         13,985          12,924          12,880
         15,543          13,669          13,823
         15,796          13,962          14,062
         16,136          14,212          14,375
         15,181          13,577          13,864

Legend Reads:
LB Opportunity Growth Fund
Annualized Total Returns*     Period Ending 10/31/95
----------------------------------------------------
                           Since Fund
Based on                 Inception--1/8/93    1 Year
----------------------------------------------------
Net Asset Value              19.26%           28.53%
Public Offering Price        17.12%           22.06%

Vertical bar reads:
$19,000
 17,000
 16,000
 15,000
 14,000
 13,000
 12,000
 11,000
 10,000
  9,000
  8,000
Horizontal bar reads:
1993                1994               1995

LB Opportunity Growth Fund           $15,181
Russell 2000 Index                   $13,577
Lipper Average Small
Company Stock Funds                  $13,864


A Note About Performance

As you compare performance, please note that the LB Opportunity Growth Fund's performance reflects the maximum 5% sales charge. The performance of the index does not reflect any such charges. If you were to purchase any of the individual stocks represented in this index, any sales charges you would pay would reduce your total return as well.

*See accompanying notes to Portfolio Management Reviews.








LB World Growth Fund

Photo goes here

Martin G. Wade is president of Rowe Price-Fleming, tbe investment subadvisor for the LB World Growth Fund. He leads a team of 12 portfolio managers who have managed the assets of the LB World Growth Fund since its inception in September of 1995. Martin G. Wade has 27 years of experience in research and investment management, including 16 years with Rowe Price-Fleming.

Investment Objective: To seek long-term growth of capital by investing primarily in common stocks of established companies outside tbe U.S.

As we launched the LB World Growth Fund on September 5, 1995, we found many attractive investment opportunities. For some time, economic hurdles abroad had kept foreign stock prices relatively low. With foreign economies set to improve, many stocks overseas offered outstanding value.

As we built the Fund's portfolio, we focused on the major markets of developed nations--emphasizing areas with the strongest potential for growth. At the end of October 1995, about a quarter of the Fund's equity holdings were invested in stocks from Japan, and about half were invested in stocks from countries in Europe. Japanese stocks represented a somewhat smaller portion of the Fund than they did of its market benchmark, the Morgan Stanley Europe, Australia, Far East (EAFE) Index, while European stocks represented a slightly greater weighting in the Fund than they did in the Index.

Focus on Industry Leaders

Economic recoveries abroad have been most solid in Europe--especially in the United Kingdom, where we invested about 13% of the Fund's stock portfolio. We placed another 8% in the Netherlands, whose stock market is dominated by multinational companies that benefited from rising exports. French and German stocks, which enjoyed improved corporate outlooks, accounted for 6% and 4%, respectively. Throughout Europe, as in other regions, we focused on large, well-managed companies with leadership positions in their industries.

After a tentative recovery, the Japanese economy retreated in the second half of 1995. The major exception was the technology sector, which improved as a weaker yen raised demand for Japanese computers. In choosing Japanese stocks, we gave greatest weight to technology issues. In addition, we targeted stocks in cyclical industries, which also benefited from a weaker yen.

Other economies in the Far East have performed quite well, as trading within the region improved. Those with greatest representation in the Fund were Hong Kong, Malaysia and Singapore, which accounted for about 7.5% of the Fund's stock investments. Economic growth has also been encouraging in Latin America, which represented about 3% of the Fund's equity positions at the end of October.

New Opportunities

As European economies begin to mature, we will probably take profits in holdings that become more valued. We expect to use the proceeds to increase investments in Japan and the emerging markets of the Far East and Latin America. We believe stock prices there are still especially attractive and may offer the greatest potential for growth in the coming year.

As economies abroad improve further in 1996, corporate earnings could strengthen significantly. This, combined with low interest rates and inflation, should make foreign stocks increasingly attractive.

Portfolio Composition Pie Chart
Common Preferred Stocks     80%

Short-Term Securities       20%



                          % of
                        Portfolio
Top 10 Holdings         Net Assets
Wolters Kluwer             2.0%
Sharp Corp.                1.8%
Mitsui Fudosan Co.         1.6%
Elsevier NV                1.5%
Royal Dutch Petroleum      1.2%
Kyocera Corp.              1.1%
National Westminster       1.1%
SmithKline Beecham         1.1%
Reed International         1.1%
BBC Brown Boveri           0.9%


Geographic Composition of Portfolio

                          % of
                        Portfolio
Country                 Net Assets
Japan                     21.4%
United Kingdom            12.9%
Netherlands                8.1%
France                     6.1%
Germany                    4.2%
Switzerland                4.0%
Hong Kong                  2.9%
Malaysia                   2.5%
Singapore                  2.1%
Spain                      2.0%
Sweden                     1.9%
Australia                  1.6%
Italy                      1.5%
Mexico                     1.4%

                          % of
                        Portfolio
Country                 Net Assets
Norway                     1.3%
Belgium                    0.9%
Thailand                   0.9%
Brazil                     0.7%
Argentina                  0.6%
Chile                      0.6%
China                      0.6%
New Zealand                0.6%
Canada                     0.4%
Denmark                    0.3%
Finland                    0.2%
Portugal                   0.2%
Austria                    0.1%

Short-Term Securities     20.0%


The LB World Growth Fund was introduced on September 5, 1995. Given its limited performance history, the growth of a $10,000 investment in the LB World Growth Fund is not illustrated in this report.



LB Fund

Photo goes here

James M. Walline is a Chartered Financial Analyst and portfolio manager for the LB Fund. He is a vice president of Lutheran Brotherhood and has been with Lutheran Brotherhood Research Corp. since its inception in 1970.

Investment Objective: To seek growth of capital and income by investing in the stocks of leading companies.

In the past year we refocused holdings in the LB Fund to emphasize stocks of larger companies. We also increased investments in technology and financial services firms. These groups performed especially well in the recent stock rally, helping the Fund deliver a strong return for the 12 months ended October 31, 1995. During this time, the Fund had a total return (based on NAV) of 21.34%. This outdistanced the average growth and income fund tracked by Lipper Analytical Services, which returned 20.53%. Over the same period, the S&P 500 Index had a total return of 26.39%.

Targeting Growth and Yield

In reshaping the Fund's portfolio, we divided 80% of its assets among a core group of 40 large-company stocks with leadership positions in their industries. We chose companies with attractive prices and strong potential for earnings growth--based on the quality of their products, management and marketing strategies. We invested the remaining 20% of the Fund in other large companies whose near-term earnings growth should be especially strong. This led us to invest more heavily in technology and financial services firms.

For much of the rally, investors preferred the stocks of larger companies. In addition to attractive prices and proven earnings, these companies offered increased opportunities for exports due to ongoing weakness in the U.S. dollar. Investors also favored technology stocks, which benefited from heightened demand for computers, software and communications equipment--as well as financial stocks, which benefited from lower interest rates.

As the economic growth slowed, we reduced investments in cyclical industries like building and mining, whose earnings tend to rise and fall with the economy, and added investments in defensive industries--such as household products, drugs and health care--whose earnings are generally more stable. Many of the Fund's defensive stocks also provided attractive dividends.

A Return to Cyclical Stocks

In the months ahead, we expect to maintain an emphasis on large companies with strong market leadership and watch for special opportunities in other sectors that might arise. One of these sectors may be cyclical stocks, whose prices have become quite attractive. If inflation remains moderate, and interest rates move even lower, the economy should strengthen--benefiting companies whose earnings rely on sustained economic growth.

We've also added investments in leading metals and paper companies, such as Phelps Dodge and Weyerhauser. As the economy improves, there should be further gains in capital spending by U.S. businesses that should spark continued demand for equipment that enhances productivity. As a result, we expect to remain heavily invested in stocks from the technology sector.

Portfolio Composition Pie Chart

U.S. Treasury                 0.3%
Short-Term Securities         1.2%
Common Stocks                98.5%


                          % of
                        Portfolio
Top 10 Holdings         Net Assets
Intel Corp.                3.1%
Weyerhaeuser Co.           2.7%
Phelps Dodge Corp.         2.6%
Caterpillar Inc.           2.2%
United HealthCare Corp.    2.1%
SBC Communications Inc.    2.1%
Mobil Corp.                2.1%
Procter & Gamble Co.       2.1%
Motorola, Inc.             2.1%
Ameritech Corp.            2.0%



Worm chart
Growth of $10,000                 October 31, 1985 - October 31, 1995
Plot points are:
                                     Lipper Average
Date         LBF        S&P 500      Growth & Income
1985       10,000        10,000        10,000
            9,988        10,685        10,584
           10,276        11,202        10,994
           10,355        11,267        11,142
           10,956        12,106        11,917
           11,314        12,781        12,507
           11,093        12,639        12,389
           11,392        13,312        12,869
           11,418        13,537        13,053
           11,103        12,781        12,422
           11,825        13,730        13,130
           11,274        12,593        12,319
1986       11,652        13,324        12,842
           11,924        13,645        13,033
           11,602        13,297        12,796
           12,573        15,089        14,111
           13,076        15,681        14,721
           13,221        16,135        14,929
           13,027        15,991        14,723
           13,083        16,127        14,795
           13,612        16,944        15,364
           14,149        17,805        15,945
           14,532        18,469        16,411
           14,175        18,064        16,128
1987       11,171        14,172        13,030
           10,498        13,000        12,293
           11,224        13,991        13,081
           11,479        14,598        13,613
           11,852        15,250        14,240
           11,468        14,787        14,024
           11,508        14,972        14,140
           11,524        15,069        14,156
           11,982        15,772        14,813
           11,845        15,731        14,714
           11,514        15,175        14,358
           11,959        15,826        14,856
1988       12,228        16,285        15,108
           12,041        16,026        14,892
           12,262        16,309        15,147
           13,116        17,519        16,018
           12,820        17,055        15,795
           13,162        17,462        16,119
           13,789        18,391        16,778
           14,268        19,098        17,344
           14,143        19,004        17,255
           15,463        20,739        18,423
           15,986        21,123        18,812
           15,937        21,039        18,726
1989       14,987        20,568        18,188
           15,487        20,966        18,461
           15,525        21,471        18,716
           14,397        20,050        17,649
           14,524        20,271        17,877
           14,936        20,822        18,257
           14,679        20,323        17,812
           16,258        22,263        19,194
           16,357        22,130        19,171
           16,274        22,075        19,022
           14,944        20,059        17,513
           14,155        19,086        16,659
1990       14,145        19,026        16,402
           14,888        20,232        17,363
           15,223        20,796        17,867
           15,970        21,724        18,733
           16,997        23,239        19,956
           17,306        23,811        20,419
           17,400        23,890        20,436
           18,198        24,885        21,255
           17,185        23,757        20,356
           18,070        24,893        21,209
           18,616        25,453        21,695
           18,305        25,029        21,500
1991       18,693        25,398        21,828
           18,012        24,343        20,968
           20,211        27,129        23,042
           19,910        26,653        23,038
           20,118        26,965        23,427
           19,607        26,441        23,022
           19,747        27,250        23,383
           19,930        27,343        23,528
           19,453        26,943        23,055
           20,046        28,078        23,825
           19,679        27,474        23,375
           19,955        27,794        23,653
1992       20,345        27,924        23,802
           21,212        28,834        24,680
           21,383        29,195        25,053
           21,794        29,465        25,336
           21,865        29,834        25,524
           22,497        30,466        26,182
           22,117        29,764        25,703
           22,669        30,511        26,304
           22,743        30,611        26,386
           22,546        30,521        26,362
           23,211        31,648        27,327
           23,173        31,404        27,311
1993       23,409        32,087        27,699
           22,801        31,747        27,322
           23,240        32,143        27,917
           24,068        33,259        28,788
           23,411        32,324        28,227
           22,273        30,921        27,044
           22,326        31,345        27,299
           22,576        31,806        27,561
           21,957        31,026        26,932
           22,617        32,078        27,673
           23,435        33,371        28,730
           23,040        32,550        28,092
1994       23,384        33,308        28,396
           22,431        32,073        27,351
           22,448        32,544        27,641
           22,992        33,413        28,036
           23,642        34,690        29,087
           24,066        35,727        29,835
           24,772        36,795        30,566
           25,584        38,212        31,553
           26,424        39,102        32,216
           27,599        40,427        33,272
           27,292        40,508        33,462
           28,321        42,214        34,496
1995       28,375        42,091        34,113

Legend Reads:
LB Fund
Annualized Total Returns*     Period Ending 10/31/95
----------------------------------------------------
Based on                10 Years   5 Years    1 Year
----------------------------------------------------
Net Asset Value           11.55%    14.93%    21.34%
Public Offering Price     10.99%    13.76%    15.28%

Vertical bar reads:
$45,000
 40,000
 35,000
 30,000
 25,000
 20,000
 15,000
 10,000
  5,000
Horizontal bar reads:
1985  1986  1987  1988  1989  1990  1991  1992  1993  1994  1995

S & P 500 Index                             $42,091
Lipper Average Growth &
Income Funds                                $34,113
LB Fund                                     $28,375

A Note About Performance

As you compare performance, please note that the LB Fund's performance reflects the maximum 5% sales charge. The performance of the index does not reflect any such charges. If you were to purchase any of the individual stocks represented in this index, any sales charges you would pay would reduce your total return as well.

*See accompanying notes to Portfolio Management Reviews.



LB High Yield Fund

Photo goes here

Thomas N. Haag is a Chartered Financial Analyst and portfolio manager for the LB High Yield Fund. He has managed the Fund since January 1992.

Investment Objective: To seek high current income and growth of capital by investing primarily in high-yielding ("junk") corporate bonds.

Falling interest rates caused the prices of medium- and long-term corporate bonds to rise sharply in the past year. Because the LB High Yield Fund invests primarily in lower-quality corporate bonds with medium- to longer-term maturities, it enjoyed solid performance as interest rates declined. During the 12 months ended October 31, 1995, the Fund had a total return (based on NAV) of 12.93%. This compares with an average return of 13.45% for high-yield bond funds tracked by Lipper Analytical Services.

Many of the Fund's investments in longer-term securities were deferred-interest bonds issued by media and telecommunications firms. These securities were particularly hard hit late in 1994, due to the rising interest rate environment of that year. Because of this, the Fund lagged the Lehman Brothers High Yield Index, which had a return of 15.68% for the period.

After interest rates began to drop, and investors grew more optimistic about media and telecommunications companies, the price gains for these bonds were particularly strong. There was also significant price appreciation in other deferred-interest bonds that the Fund held. We eventually took profits in some of these issues, reducing the Fund's position in deferred-interest bonds from about 20% of the portfolio to about 16%. With the strong returns from these bonds, the Fund outperformed its Lipper group for much of the period--ranking in the 18th percentile for the first 10 months of 1995.

Preparing for a Slower Economy

During the period we increased the Fund's holdings in companies that generally outperform the market when economic growth is slow--such as supermarket chains and health care firms. Among the investments added were bonds issued by Dominick's Finer Foods, Ralph's Super Markets and Tenet Health Care. At the same time, we reduced holdings in cyclical industries, such as paper, steel and chemicals, which tend to lag in a slowing economy.

By choosing investments carefully, we maintained a solid yield for the Fund as interest rates fell. At the end of the period the Fund had a current SEC yield of 8.45%.

Future Strategies

We expect to remain relatively defensive in coming months, as economic growth continues to slow, and will probably add to investments in noncyclical industries. As an additional defense, we're giving greater emphasis to bonds with stronger credit quality.

The Fund should continue to benefit from holdings in deferred-interest bonds from industries, like media and telecommunications, that can grow even in a slower economy. These issues should also give the Fund an attractive yield if bond yields continue to fall.

Portfolio Composition Pie Chart
Short-Term Securities                    5.4%
Common Stocks &
Stock Warrants                           4.9%
Preferred Stocks                        11.6%
Foreign Bonds                            0.7%
Corporate Bonds                         77.5%


Bar Graph
Moody's Bond Quality
Rating Distribution

      Baa                              0.3%
       Ba                             11.3%
        B                             63.0%
      Caa                             18.4%
       Ca                              1.8%
        D                              0.2%
Not Rated                              5.0%

           0%   20%   40%   60%   80%



Worm Chart
Growth of $10,000   April 30, 1987 - October 31, 1995
Plot points are:
         LB High
Date     Yield       Lehman      Lipper
1987     10,000      10,000       10,000
          9,462      10,072        9,942
          9,690      10,201       10,072
          9,729      10,228       10,100
          9,769      10,292       10,165
          9,468       9,968        9,920
          9,166       9,642        9,499
          9,453       9,919        9,721
          9,624      10,158        9,804
1988      9,979      10,498       10,107
         10,300      10,838       10,385
         10,181      10,725       10,344
         10,195      10,807       10,407
         10,167      10,823       10,434
         10,404      10,981       10,646
         10,468      11,053       10,752
         10,436      11,037       10,764
         10,545      11,176       10,861
         10,655      11,311       10,993
         10,655      11,378       11,008
         10,811      11,431       11,065
1989     11,029      11,633       11,256
         11,088      11,658       11,304
         10,998      11,567       11,265
         10,924      11,616       11,258
         11,168      11,841       11,421
         11,449      11,988       11,611
         11,409      11,972       11,627
         11,478      12,013       11,634
         11,241      11,811       11,452
         10,777      11,531       11,113
         10,712      11,508       11,058
         10,522      11,527       10,979
1990     10,200      11,279       10,697
          9,953      11,046       10,436
          9,995      11,336       10,558
          9,998      11,317       10,551
         10,326      11,535       10,782
         10,454      11,814       11,000
         10,639      12,132       11,228
         10,232      11,442       10,770
          9,778      10,606       10,227
          9,433      10,050        9,787
          9,584      10,363        9,826
          9,738      10,421        9,857
1991      9,794      10,708        9,995
         10,510      11,879       10,713
         11,010      12,579       11,246
         11,411      13,095       11,678
         11,514      13,118       11,750
         11,840      13,506       11,998
         12,171      13,939       12,356
         12,350      14,259       12,588
         12,546      14,457       12,800
         12,997      14,940       13,208
         13,196      15,018       13,331
         13,253      15,234       13,447
1992     13,867      15,771       13,980
         14,255      16,160       14,315
         14,513      16,360       14,536
         14,639      16,423       14,641
         14,868      16,654       14,855
         14,953      16,811       15,005
         15,212      17,065       15,274
         15,420      17,288       15,467
         15,578      17,464       15,627
         15,296      17,218       15,366
         15,562      17,435       15,593
         15,920      17,634       15,801
1993     16,573      18,147       16,230
         16,774      18,466       16,544
         17,097      18,705       16,871
         17,165      18,867       17,005
         17,456      19,092       17,273
         17,994      19,493       17,674
         18,138      19,682       17,849
         18,282      19,847       17,981
         18,275      19,899       18,037
         18,848      20,301       18,441
         18,918      20,398       18,559
         19,241      20,651       18,833
1994     19,808      21,099       19,282
         19,740      21,045       19,245
         19,008      20,249       18,625
         18,717      20,111       18,355
         18,790      20,121       18,397
         18,802      20,184       18,372
         18,650      20,355       18,339
         18,787      20,500       18,350
         18,699      20,502       18,350
         18,759      20,551       18,331
         18,308      20,292       18,086
         18,224      20,442       18,107
1995     18,306      20,720       18,254
         19,004      21,431       18,751
         19,199      21,663       18,921
         19,662      22,213       19,383
         20,061      22,835       19,813
         20,170      22,988       19,875
         20,805      23,277       20,224
         20,892      23,349       20,279
         21,073      23,637       20,520
         21,184      23,783       20,684

Legend Reads:
LB High Yield Fund
Annualized Total Returns*     Period Ending 10/31/95
----------------------------------------------------
                     Since Fund
                      Inception
Based on                4/3/87   5 Years    1 Year
----------------------------------------------------
Net Asset Value          9.54%    17.55%    12.93%
Public Offering Price    8.88%    16.36%     7.24%

Vertical bar reads:
$24,000
 22,000
 20,000
 18,000
 16,000
 14,000
 12,000
 10,000
  9,000
Horizontal bar reads
1987   1988   1989   1990   1991   1992   1993   1994   1995

Lehman High Yield Index                      $23,783
Lipper Average High
Yield Funds                                  $20,684
LB High Yield Fund                           $21,184

A Note About Performance

As you compare performance, please note that the LB High Yield Fund's performance reflects the maximum 5% sales charge. The performance of the index does not reflect any such charges. If you were to purchase any of the individual bonds represented in this index, any sales charges you would pay would reduce your total return as well.

*See accompanying notes to Portfolio Management Reviews.



LB Income Fund

Photo goes here

Charles E. Heeren, a vice president of Lutheran Brotherhood, is a Chartered Financial Analyst and portfolio manager for the LB Income Fund. He has managed the Fund since January 1986.

Investment Objective: To seek high current income while preserving principal by investing in investment-grade bonds and other income-producing securities.

In the past year the LB Income Fund had sizable investments in bonds with longer maturities. These issues enjoyed especially strong gains as bond prices rallied and provided the Fund with a superior return for the 12 months ended October 31, 1995.

During that time the Fund earned a total return (based on NAV) of 16.53%. That outpaced the return of 15.26% for the average high-quality corporate bond fund tracked by Lipper Analytical Services, as well as the return of 15.65% for the Lehman Aggregate Bond Index.

Adjusting Investment Maturities

Expecting long-term rates to fall, we arranged the maturities of the Fund's investments in a "barbell" structure with a long average maturity before the period started. By balancing large investments in asset-backed securities maturing in one to three years with large investments in corporate and Treasury bonds with 30-year maturities, we increased the Fund's potential for capital gains and enhanced its yield, while buffering the value of the Fund against a correction in bond prices.

Later, when the spread between yields on long-term and short-term issues had narrowed, and a correction in bond prices seemed possible, we invested more heavily in securities that matured in two to 10 years.

Corporate bonds performed especially well in the bond rally-- as strong cash flows improved the credit quality of corporate issues, and the supply of new corporate issues declined. In the first part of the period, we emphasized corporate bonds from defensive industries, such as health care and food, whose earnings do not require a growing economy to improve. Later, as it looked like the economy would avoid a recession, we added corporate bonds issued by companies in cyclical industries.

During the year we invested about 35% to 40% of the Fund's portfolio in corporate bonds, and 15% to 20% in Treasuries. Mortgage-backed securities, asset-backed securities and shorter-term issues accounted for the rest. This mix, and a focus on bonds that could not be called by their issuers, provided attractive returns as interest rates fell. At the end of the period the Fund had a current SEC yield of 5.62%.

Anticipating Lower Rates

We believe the Fund is well-positioned for the months to come. If a slowing economy brings lower interest rates, price gains for bonds maturing in two to 10 years could be particularly strong. Falling interest rates would also benefit the Fund's increased weighting in bonds of financial firms. Should the markets acknowledge that they are poised for growth, the Fund's investments in corporate bonds from cyclical sectors should also perform quite well.

Portfolio Composition Pie Chart
Corporate Bonds                            41.4%
Short-Term Securities                      10.3%
Common & Preferred Stocks                    .2%
U.S. Government                            38.0%
Foreign Government Bonds                   10.1%


Moody's Bond Quality
Rating Distribution
Bar graph
U.S.
Government
       Aaa
Equivalent                                42.8%
       Aaa                                18.7%
        Aa                                19.5%
         A                                10.1%
       Baa                                 7.9%
        Ba                                 1.0%

   0%    10%    20%     30%     40%     50%



Worm Chart
Growth of $10,000   October 31, 1985 - October 31, 1995
Plot points are:
Date      LB Income     Lehman        Lipper
1985       10,000        10,000      10,000
            9,655        10,240      10,249
            9,723        10,553      10,550
            9,766        10,612      10,590
            9,897        11,031      11,057
           10,051        11,373      11,307
           10,072        11,433      11,346
           10,082        11,214      11,203
           10,134        11,508      11,419
           10,209        11,611      11,430
           10,360        11,899      11,719
           10,383        11,781      11,603
1986       10,536        11,950      11,779
           10,654        12,118      11,966
           10,725        12,163      12,062
           10,930        12,334      12,283
           11,052        12,419      12,377
           11,003        12,363      12,325
           10,731        12,025      11,909
           10,691        11,978      11,834
           10,799        12,143      11,979
           10,745        12,133      11,918
           10,729        12,069      11,826
           10,430        11,812      11,527
1987       10,633        12,232      11,869
           10,799        12,330      12,011
           11,019        12,498      12,164
           11,425        12,938      12,585
           11,568        13,092      12,750
           11,457        12,969      12,610
           11,412        12,899      12,542
           11,340        12,812      12,465
           11,679        13,121      12,741
           11,634        13,052      12,699
           11,713        13,085      12,723
           11,990        13,383      12,990
1988       12,212        13,634      13,199
           12,122        13,468      13,072
           12,219        13,483      13,148
           12,419        13,677      13,318
           12,296        13,578      13,238
           12,336        13,637      13,288
           12,585        13,922      13,517
           12,896        14,288      13,835
           13,359        14,722      14,240
           13,568        15,036      14,481
           13,395        14,813      14,291
           13,452        14,889      14,341
1989       13,680        15,255      14,639
           13,770        15,400      14,742
           13,738        15,441      14,764
           13,559        15,258      14,557
           13,604        15,307      14,570
           13,601        15,317      14,579
           13,434        15,176      14,411
           13,777        15,626      14,818
           13,959        15,877      15,052
           14,104        16,096      15,235
           13,848        15,881      14,973
           13,886        16,012      15,027
1990       14,010        16,216      15,190
           14,309        16,564      15,528
           14,519        16,823      15,770
           14,697        17,031      15,933
           14,910        17,176      16,105
           15,035        17,295      16,215
           15,250        17,481      16,414
           15,376        17,583      16,494
           15,359        17,574      16,465
           15,543        17,818      16,672
           15,874        18,203      17,071
           16,228        18,573      17,443
1991       16,340        18,779      17,598
           16,472        18,952      17,753
           17,023        19,515      18,388
           16,825        19,249      18,102
           16,896        19,374      18,192
           16,887        19,266      18,101
           16,955        19,404      18,195
           17,278        19,771      18,563
           17,558        20,044      18,834
           17,978        20,453      19,329
           18,141        20,660      19,484
           18,385        20,905      19,725
1992       18,086        20,627      19,390
           18,090        20,631      19,386
           18,385        20,959      19,710
           18,760        21,362      20,134
           19,158        21,736      20,589
           19,223        21,827      20,663
           19,353        21,980      20,799
           19,357        22,008      20,805
           19,721        22,407      21,267
           19,896        22,534      21,427
           20,286        22,929      21,920
           20,354        22,991      21,985
1993       20,444        23,076      22,086
           20,166        22,880      21,806
           20,246        23,003      21,900
           20,508        23,314      22,230
           20,046        22,908      21,741
           19,443        22,342      21,172
           19,273        22,164      20,935
           19,218        22,161      20,870
           19,092        22,113      20,799
           19,503        22,553      21,169
           19,494        22,580      21,173
           19,131        22,248      20,843
1994       19,051        22,228      20,785
           19,066        22,179      20,743
           19,262        22,332      20,890
           19,640        22,774      21,247
           20,068        23,316      21,730
           20,204        23,458      21,878
           20,513        23,787      22,175
           21,393        24,707      23,104
           21,556        24,888      23,261
           21,396        24,833      23,157
           21,688        25,133      23,448
           21,880        25,377      23,685
1995       22,200        25,707      24,019

Legend Reads:
LB Income Fund
Annualized Total Returns*     Period Ending 10/31/95
----------------------------------------------------
Based on              10 Years   5 Years    1 Year
----------------------------------------------------
Net Asset Value          8.85%     9.64%    16.53%
Public Offering Price    8.30%     8.52%    10.72%

Vertical Bar reads:
$26,000
 24,000
 22,000
 20,000
 18,000
 16,000
 14,000
 12,000
 10,000
  8,000
Horizontal bar reads:
1985   1986   1987   1989   1990   1991   1992   1993   1994   1995

Lehman Aggregate Bond Index                           $25,707
Lipper Average Corporate Bond Funds                   $24,019
LB Income Fund                                        $22,220

A Note About Performance

As you compare performance, please note that the LB Income Fund's performance reflects the maximum 5% sales charge. The performance of the index does not reflect any such charges. If you were to purchase any of the individual bonds represented in this index, any sales charges you would pay would reduce your total return as well.

*See accompanying notes to Portfolio Management Reviews.



LB Municipal Bond Fund

Photo goes here

Janet I. Grangaard is a Chartered Financial Analyst and was named portfolio manager for the LB Municipal Bond Fund in January 1994. She has been with Lutheran Brotherhood since 1988. Prior to her appointment as portfolio manager, she served as associate portfolio manager for the Fund.

Investment Objective: To seek high current income that is exempt from federal income tax by investing in municipal bonds.

In the last year, the LB Municipal Bond Fund maintained sizable investments in municipal bonds with longer-term maturities that could not be called by their issuers. These investments performed particularly well during the recent rally in bond prices. As a result, the Fund had an exceptional return for the 12 months ended October 31, 1995, outdistancing other funds in its class.

During the period, the Fund earned a total return (based on NAV) of 14.97%. That compares to 13.72% for the average municipal bond fund tracked by Lipper Analytical Services. Over the same time, the return for the Lehman Municipal Bond Index was 14.84%.

Enhancing Gains

When bond prices rise, longer-maturity issues typically enjoy stronger gains than bonds with shorter maturities, and bonds that can not be called by their issuers tend to outperform callable bonds. In fact, as a bond's call date draws near, its price behaves more like the price of a shorter-term issue.

By emphasizing noncallable bonds, we made the most of price gains that longer-term issues earned. The gains were further enhanced by the fact that we'd bought many of these securities when prices were lower in 1994 and early 1995. We also improved the Fund's potential for gains by investing in deep discount zero-coupon municipals and by taking advantage of variations in municipal bond supply.

When we sold investments, we targeted municipal bonds from high-tax states. With a general shortage in municipal bond supply, the especially strong demand for municipal bonds in such states tended to enhance prices there. When we made purchases, we looked for bonds available in heavy supply--since this made their prices and yields relatively more attractive.

In addition, we favored bonds that funded high-quality, revenue-producing projects. At a time when state and local governments have greater responsibilities and fewer chances to raise taxes, revenue bonds with predictable income streams offer good value.

With substantial investments in noncallable issues, the Fund maintained a strong yield as interest rates fell. At the end of the period the Fund had a current SEC yield of 4.63%. This is the same as a taxable yield of 7.23% for shareholders in the 36% federal income tax bracket.

The Months to Come

We believe these strategies will also serve the Fund well in the months to come. If the economy slows and inflation remains moderate, as we expect, interest rates should fall farther and municipal bond prices should continue to improve. Such a gain could be enhanced if investors think chances for tax reform are growing dim.

Otherwise, the tax reform debate may have less effect on the municipal market than it had in the previous 12 months. Although tax reform may be discussed in the next presidential election, any concrete legislative proposals to which the market might respond will likely wait for the new Congress in 1997.

Since chances are good that municipal prices will rise, we expect to remain heavily invested in bonds with longer maturities. This, plus continued emphasis on noncallable bonds, should help the Fund take full advantage of any further rally in prices.

Portfolio Composition Pie Chart
Escrowed                          19.5%
Other                             12.4%
Education                          3.6%
Transportation                    10.2%
Housing                            2.1%
Water & Sewer                     10.6%
Pollution Control                  2.9%
Utility                            9.4%
Health Care                       13.4%
General Obligation                15.9%


Moody's Bond Quality
Rating Distribution
Bar Graph
Aaa                           67.9%
 Aa                           14.2%
  A                           10.7%
Baa                            7.0%
  B                            0.2%

   0%     20%     40%     60%


Worm Chart
Growth of $10,000   October 31, 1985 - October 31, 1995
Plot points are:
Date      LBMBF         Lehman       Lipper
1985       10,000       10,000        10,000
            9,722       10,359        10,281
            9,962       10,450        10,528
           10,539       11,066        11,008
           11,106       11,505        11,443
           11,175       11,508        11,544
           11,188       11,518        11,495
           10,982       11,330        11,321
           11,038       11,438        11,450
           11,191       11,507        11,504
           11,626       12,023        12,056
           11,584       12,053        11,994
1986       11,797       12,261        12,267
           12,011       12,504        12,492
           12,026       12,469        12,493
           12,254       12,844        12,789
           12,367       12,907        12,890
           12,291       12,771        12,813
           11,672       12,130        12,012
           11,611       12,069        11,907
           11,845       12,424        12,170
           11,962       12,550        12,289
           11,974       12,579        12,327
           11,547       12,115        11,797
1987       11,636       12,158        11,834
           11,939       12,475        12,141
           12,199       12,656        12,363
           12,615       13,106        12,854
           12,753       13,245        12,988
           12,499       13,092        12,735
           12,606       13,191        12,802
           12,571       13,153        12,824
           12,840       13,345        13,043
           12,885       13,432        13,123
           12,931       13,444        13,170
           13,189       13,687        13,419
1988       13,434       13,928        13,698
           13,317       13,800        13,572
           13,514       13,940        13,777
           13,713       14,229        13,986
           13,627       14,067        13,870
           13,625       14,033        13,862
           13,964       14,366        14,197
           14,218       14,664        14,462
           14,354       14,864        14,650
           14,526       15,066        14,800
           14,385       14,918        14,642
           14,313       14,874        14,594
1989       14,505       15,055        14,770
           14,751       15,319        15,002
           14,874       15,444        15,104
           14,675       15,372        14,943
           14,781       15,508        15,091
           14,797       15,513        15,084
           14,631       15,401        14,891
           14,977       15,737        15,279
           15,161       15,876        15,424
           15,397       16,109        15,678
           15,075       15,875        15,338
           15,125       15,885        15,359
1990       15,365       16,172        15,582
           15,721       16,498        15,945
           15,849       16,563        16,014
           16,074       16,785        16,211
           16,164       16,931        16,305
           16,183       16,938        16,337
           16,412       17,164        16,576
           16,525       17,316        16,725
           16,460       17,299        16,673
           16,713       17,510        16,913
           16,908       17,741        17,130
           17,205       17,972        17,351
1991       17,339       18,134        17,505
           17,351       18,184        17,530
           17,777       18,575        17,943
           17,785       18,618        17,931
           17,752       18,624        17,956
           17,751       18,631        17,963
           17,953       18,797        18,128
           18,198       19,019        18,382
           18,511       19,338        18,717
           19,152       19,918        19,379
           18,810       19,723        19,069
           18,864       19,851        19,146
1992       18,651       19,657        18,801
           19,083       20,009        19,280
           19,368       20,213        19,518
           19,556       20,447        19,738
           20,274       21,187        20,512
           20,139       20,963        20,272
           20,330       21,174        20,491
           20,429       21,293        20,608
           20,810       21,649        20,962
           20,816       21,677        20,962
           21,272       22,128        21,427
           21,515       22,380        21,680
1993       21,654       22,422        21,724
           21,409       22,225        21,496
           21,880       22,694        21,923
           22,123       22,953        22,175
           21,497       22,358        21,586
           20,493       21,448        20,642
           20,588       21,631        20,717
           20,785       21,819        20,903
           20,627       21,686        20,767
           21,003       22,083        21,135
           21,075       22,160        21,188
           20,788       21,834        20,844
1994       20,371       21,445        20,448
           19,979       21,057        20,025
           20,442       21,521        20,514
           21,065       22,136        21,123
           21,743       22,780        21,750
           21,975       23,042        21,946
           21,995       23,070        21,944
           22,735       23,806        22,628
           22,435       23,599        22,382
           22,591       23,823        22,525
           22,875       24,125        22,773
           23,051       24,277        22,912
1995       23,419       24,629        23,262

Legend Reads:
LB Municipal Bond Fund
Annualized Total Returns*     Period Ending 10/31/95
----------------------------------------------------
Based on              10 Years   5 Years    1 Year
----------------------------------------------------
Net Asset Value          9.44%     8.79%    14.97%
Public Offering Price    8.88%     7.67%     9.28%

Vertical bar reads:
$26,000
 24,000
 22,000
 20,000
 18,000
 16,000
 14,000
 12,000
 10,000
  8,000
Horizontal bar reads:
1985   1986   1987   1988   1989   1990   1991   1992   1993   1994   1995

Lehman Municipal Bond Index                      $24,629
Lipper Average
General Municipal Bond Funds                     $23,262
LB Municipal Bond Fund                           $23,419

A Note About Performance

As you compare performance, please note that the LB Municipal Bond Fund's performance reflects the maximum 5% sales charge. The performance of the index does not reflect any such charges. If you were to purchase any of the individual bonds represented in this index, any sales charges you would pay would reduce your total return as well.

*See accompanying notes to Portfolio Management Reviews.



LB Money Market Fund

Photo goes here

Gail R. Onan, assistant vice president of Lutheran Brotherhood Research Corp., was named portfolio manager for the LB Money Market Fund in January 1994. She has been with Lutheran Brotherhood Research Corp. since 1986. Prior to her appointment as manager of the Fund, she served as associate manager for the Fund.

Investment Objective: To seek current income with stability of principal by investing in high-quality, short-term debt securities.**

The 12 months ended October 31, 1995, represent a transition year for short-term interest rates and money market securities. Early in the period, as the Federal Reserve Board's Open Market Committee raised the overnight Fed Funds rate from 4.75% to 6%, money market yields continued the rise that began in February 1994. Later, when the economy was slowing and the Fed lowered the Fed Funds rate to 5.75%, money market yields declined--ending the period slightly higher than when it began.

During this time we adjusted maturities of investments in the LB Money Market Fund to make the most of yield changes and emphasized investments whose yields were especially attractive. This helped the Fund achieve a total return of 4.95%.

Maximizing Yield

Throughout the year, as the Fund's assets grew from $277 million to $341 million, we used several strategies to maximize yield. Once the Fed raised interest rates in November 1994, we increased the Fund's commitment to instruments whose longer maturities offered stronger yields. In January, we reduced the focus on longer-term issues, seeking to invest rapidly in higher-yielding securities when the Fed raised short-term rates again.

After short-term rates rose in February, we increased the Fund's emphasis on longer-maturity issues to lock in the higher yields that were available at that time. We did not lengthen the maturity of the Fund's investments further during the end of the period, since the spread between yields for short- and longer-term instruments had narrowed significantly.

During the period we added investments in commercial paper, acquiring yields that were then particularly attractive. Many of these holdings were irrevocable letters of credit from banks in the U.S. and Europe that offered additional opportunities for enhanced yields.

Looking Ahead

There are some conflicting reports about the strength of the current economy. However, investors seem reassured that the Fed has controlled inflation. If the economy continues to slow, short-term interest rates and money market yields should edge lower. If stronger growth seems likely, and investors see inflation as a problem, money market yields could rise--at least temporarily.

We do not expect to invest in longer-maturity issues until a greater yield advantage appears. By continuing to stagger maturity dates for the Fund's investments, however, we hope to be positioned to continually make the most of short-term rises in yields produced by new inflation concerns. In the meantime, we will keep significant investments in commercial paper, maintaining a diverse mix of securities of both high credit quality and strong liquidity.

Portfolio Composition Pie Chart
Banker's Acceptances                  5.8%
Corporate Notes                        .9%
Variable Rate Notes                  10.3%
Certificates of Deposit               7.7%
Commerical Paper                     75.3%


Annualized Total Returns*
Period Ending 10/31/95

10 Years     5 Years    1 Year
5.36%          3.82%     4.95%

Footnotes

  *The annualized total return reflects the change in share price, the reinvestment of all dividends and capital gains, and the effect of compounding. Since performance varies, the annualized total return, which assumes a steady rate of growth, differs from the Fund's actual total return for the years indicated. POP returns have been adjusted for the maximum 5% sales charge. NAV returns do not include a sales charge. All returns represent past performance. The value of an investment fluctuates so that shares, when redeemed, may be worth more or less than the original investment.

 **Investments in the LB Money Market Fund are neither guaranteed nor insured by the U.S. Government and there is no assurance that the Fund will maintain a stable net asset value.

This report must be preceded or accompanied by a prospectus of the Lutheran Brotherhood Family of Funds.